UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
January 31, 2019
Columbia Global Strategic Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Strategic Equity Fund   |  Annual Report 2019

Columbia Global Strategic Equity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Global Strategic Equity Fund (the Fund) seeks capital appreciation.
Portfolio management
Mark Burgess
Co-Portfolio Manager
Managed Fund since 2015
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	-8.49	7.02	12.49
	Including sales charges		-13.75	5.77	11.83
Advisor Class*		11/08/12	-8.31	7.26	12.66
Class C	Excluding sales charges	10/15/96	-9.19	6.21	11.65
	Including sales charges		-10.02	6.21	11.65
Institutional Class		10/15/96	-8.26	7.28	12.77
Institutional 2 Class*		11/08/12	-8.21	7.37	12.74
Institutional 3 Class*		03/01/17	-8.16	7.16	12.56
Class R		01/23/06	-8.70	6.75	12.21
MSCI ACWI (Net)			-7.48	6.72	11.28
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The Fund’s performance prior to June 2, 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Strategic Equity Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Strategic Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Common Stocks	13.6
Equity Funds	82.5
Fixed-Income Funds	3.5
Money Market Funds	0.4
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Global Strategic Equity Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended January 31, 2019, the Fund’s Class A shares returned -8.49% excluding sales charges. The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned -7.48% during the period. We attribute the portfolio’s underperformance versus the benchmark primarily to manager selection overall, which more than offset the positive contributions, albeit modest, of asset allocation and style allocation as a whole.
Burgeoning global risks weighed on investor sentiment toward equity markets
For the annual period ended January 31, 2019, global equity market returns experienced a reversal from the month of January 2018 when emerging markets equities were outperforming their developed market counterparts, and the major developed equity markets were posting solid gains. Indeed, for the 12-month period ended January 31, 2019, U.S. equities saw an end to their record nine-year rally with the worst calendar year for returns in 2018 since 2008 and yet still outperformed the more significantly negative returns generated by the emerging markets, Japan and other developed international equity markets.
Global equity markets had gotten off to a strong start as 2018 began, continuing the momentum created by U.S. tax reform legislation enacted at the end of 2017. However, as fears regarding the pace of U.S. interest rate hikes, U.S. and international equity markets alike sold off and volatility spiked dramatically in February 2018. These fears subsequently abated somewhat, and equity markets climbed higher, supported by a combination of robust U.S. economic growth and strong corporate profits. Still, volatility remained elevated, as uncertainties regarding potential U.S. tariffs, prospects of ongoing monetary tightening and growing possibilities of a global trade war weighed on investor sentiment. Further, economic growth in Europe, Asia and emerging markets grew more tenuous under burgeoning risks of Brexit uncertainties, Italian deficits, trade wars and currency crises. Although these risks failed to metastasize into slower U.S. economic growth during 2018, the preponderance of global risks weighed on investor sentiment. All of these concerns came to a head in the last calendar quarter of 2018.
After second and third calendar quarters of generally solid gains, fears of slowing U.S. and global economies, coupled with U.S.-China trade relations, a fourth interest rate hike by the Federal Reserve (Fed) within the calendar year, political squabbles and a U.S. government shutdown, along with a host of other worries, resulted in the worst December for U.S. equity markets since the Great Depression of 1931. The fear of tariffs and the first signs of an economic slowdown in the U.S. also drove a substantial decline in international equity markets’ returns during the fourth quarter of 2018. Despite unresolved political and geopolitical issues, persistent concerns about economic growth rates and high investor anxiety levels both at home and abroad, most equity markets then rebounded in January 2019, as corporate earnings estimates were generally exceeded, with cyclical sectors, such as energy and industrials, leading the way. Also buoying global equity market returns in January 2019 were growing expectations toward the end of the annual period for a 2019 pause in the Fed’s hiking cycle, particularly as U.S. economic data began to decelerate from exceptionally elevated levels and the global economy was tested by a lack of resolution to the various persisting political, financial, trade and currency risks. The S&P 500 Index, representing the U.S. equity market, posted its best January since 1987, and developed and emerging market international equity markets also boomeranged from December 2018’s deep declines to solid gains, but none enough to pull the equity markets out of negative territory for the annual period overall.
All told, for the annual period overall, the broad global equity market, as measured by the benchmark, underperformed the broad U.S. equity market, as measured by the S&P 500 Index, which returned -2.31%. As measured by the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), respectively, international developed market equities and emerging market equities returned -12.51% and -14. 24%, respectively.
Positioning in Japanese, European and value-oriented equities dampened relative results
Manager selection overall was the primary driver of the Fund’s performance during the period, as most underlying funds underperformed their respective benchmarks during the period. From regional and style perspectives, detractors included Japanese equities, European equities and value-oriented equities, via positions in underlying funds. Positioning in higher yielding stocks also detracted, especially during the first half of the period when dividend yield factors were not in favor. Positions in Columbia Contrarian Asia Pacific Fund, Columbia Contrarian Europe Fund, Columbia Global Dividend Opportunity Fund, Columbia Disciplined Value Fund, Columbia Overseas Value Fund and Columbia Emerging Markets Fund especially dampened relative results.
4	Columbia Global Strategic Equity Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Conversely, via underlying funds, underweighting emerging markets equities contributed positively to relative results as did manager selection in U.S. small-cap growth equities. Indeed, the Fund’s emphasis on earnings growth and balance sheet quality tilts it towards growth-oriented equities, which, while not beneficial in the last few months of the period when value-oriented equities performed better, did boost relative results for the period overall. An allocation to convertible securities, via underlying funds, also helped to insulate the Fund’s equity positioning from more substantial losses given their tendency to outperform equities in times of heightened volatility and uncertainty. More specifically, positions in Columbia Select Global Equity Fund, Columbia Convertible Securities Fund, Columbia Global Technology Growth Fund, Columbia Global Infrastructure Fund, Columbia Select Large Cap Growth Fund and Columbia Large Cap Growth Fund contributed positively to the Fund’s relative results during the period.
Portfolio changes were marginal
Changes within the portfolio can be driven by active trading, by directing allocations to select market segments and/or by market appreciation or depreciation within a given market segment, all via investments in underlying funds. That said, during the period, we made no significant changes to the Fund’s asset allocation, style allocation or underlying fund positions, only marginal adjustments as market conditions shifted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Asset allocation does not assure a profit or protect against loss. The Funds investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Strategic Equity Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2018 — January 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	940.60	1,022.63	2.49	2.60	0.51	5.87	6.12	1.20
Advisor Class	1,000.00	1,000.00	941.40	1,023.89	1.27	1.33	0.26	4.65	4.85	0.95
Class C	1,000.00	1,000.00	937.00	1,018.85	6.15	6.41	1.26	9.52	9.92	1.95
Institutional Class	1,000.00	1,000.00	941.70	1,023.89	1.27	1.33	0.26	4.65	4.85	0.95
Institutional 2 Class	1,000.00	1,000.00	942.20	1,024.15	1.03	1.07	0.21	4.41	4.59	0.90
Institutional 3 Class	1,000.00	1,000.00	942.30	1,024.40	0.78	0.82	0.16	4.16	4.34	0.85
Class R	1,000.00	1,000.00	939.60	1,021.37	3.72	3.87	0.76	7.09	7.39	1.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Global Strategic Equity Fund | Annual Report 2019

Portfolio of Investments
January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 13.6%
Issuer	Shares	Value ($)
Communication Services 1.2%
Diversified Telecommunication Services 0.5%
China Communications Services Corp., Ltd., Class H	162,000	152,089
Nippon Telegraph & Telephone Corp.	62,900	2,703,958
Telenor ASA	5,724	108,182
Verizon Communications, Inc.	392	21,583
Total		2,985,812
Entertainment 0.3%
Nintendo Co., Ltd.	4,800	1,455,783
Interactive Media & Services 0.1%
Alphabet, Inc., Class A(a)	339	381,677
Facebook, Inc., Class A(a)	1,964	327,379
YY, Inc., ADR(a)	179	12,428
Total		721,484
Wireless Telecommunication Services 0.3%
NTT DoCoMo, Inc.	2,000	48,054
SoftBank Group Corp.	22,600	1,780,061
Total		1,828,115
Total Communication Services		6,991,194
Consumer Discretionary 1.9%
Auto Components 0.4%
Koito Manufacturing Co., Ltd.	23,600	1,421,279
Lear Corp.	1,100	169,323
Magna International, Inc.	400	21,170
Shoei Co., Ltd.	21,300	736,045
Total		2,347,817
Automobiles 0.6%
Fiat Chrysler Automobiles NV(a)	4,239	72,382
Harley-Davidson, Inc.	336	12,385
Suzuki Motor Corp.	15,200	793,752
Toyota Motor Corp.	47,000	2,892,855
Total		3,771,374
Hotels, Restaurants & Leisure 0.1%
Round One Corp.	22,500	255,998
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.7%
Berkeley Group Holdings PLC	2,461	121,141
Persimmon PLC	5,200	161,983
Sony Corp.	77,200	3,868,256
Total		4,151,380
Internet & Direct Marketing Retail 0.0%
Booking Holdings, Inc.(a)	109	199,776
Leisure Products 0.1%
Shimano, Inc.	3,900	547,234
Multiline Retail 0.0%
Kohl’s Corp.	2,435	167,260
Specialty Retail 0.0%
Advance Auto Parts, Inc.	78	12,418
Best Buy Co., Inc.	2,603	154,202
Home Depot, Inc. (The)	29	5,322
Total		171,942
Textiles, Apparel & Luxury Goods 0.0%
Burberry Group PLC	7,511	177,473
Total Consumer Discretionary		11,790,254
Consumer Staples 1.6%
Beverages 0.3%
Kirin Holdings Co., Ltd.	82,300	1,964,819
PepsiCo, Inc.	613	69,067
Total		2,033,886
Food & Staples Retailing 0.3%
Koninklijke Ahold Delhaize NV	3,886	102,391
Matsumotokiyoshi Holdings Co., Ltd.	33,900	1,047,246
Walgreens Boots Alliance, Inc.	2,807	202,834
Walmart, Inc.	2,527	242,162
Total		1,594,633
Food Products 0.0%
Uni-President Enterprises Corp.	73,000	172,988
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.3%
Kimberly-Clark Corp.	425	47,336
Pigeon Corp.	26,100	1,023,313
Unicharm Corp.	26,100	807,733
Total		1,878,382
Personal Products 0.6%
Kao Corp.	42,200	2,983,473
Milbon Co., Ltd.	21,400	860,109
Total		3,843,582
Tobacco 0.1%
Imperial Brands PLC	5,457	180,724
KT&G Corp.	645	57,432
Philip Morris International, Inc.	298	22,863
Total		261,019
Total Consumer Staples		9,784,490
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Canadian Natural Resources Ltd.	2,800	75,160
Cenovus Energy, Inc.	5,500	42,947
China Petroleum & Chemical Corp., Class H	140,000	117,067
China Shenhua Energy Co., Ltd., Class H	11,500	29,268
ConocoPhillips	2,352	159,207
Imperial Oil Ltd.	1,000	28,373
OMV AG	1,371	68,105
PT Bukit Asam Tbk	320,900	99,285
Valero Energy Corp.	2,120	186,178
Total		805,590
Total Energy		805,590
Financials 1.5%
Banks 0.6%
Agricultural Bank of China Ltd., Class H	47,000	22,252
Akbank T.A.S.	11,714	16,052
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	78,314	116,802
Bank Leumi Le-Israel BM	17,872	117,939
Citigroup, Inc.	3,431	221,162
DBS Group Holdings Ltd.	2,700	48,121
Fifth Third Bancorp	474	12,713
Common Stocks (continued)
Issuer	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	510,400	2,737,745
Postal Savings Bank of China Co., Ltd.(b)	87,000	48,960
Standard Bank Group Ltd.	4,800	70,918
Sumitomo Mitsui Financial Group, Inc.	400	14,881
Toronto-Dominion Bank (The)	3,000	168,956
Total		3,596,501
Consumer Finance 0.0%
Ally Financial, Inc.	1,476	38,465
Capital One Financial Corp.	504	40,618
Discover Financial Services	2,484	167,645
Synchrony Financial	1,756	52,750
Total		299,478
Diversified Financial Services 0.4%
Fubon Financial Holding Co., Ltd.	9,000	13,196
ORIX Corp.	142,500	2,149,444
Voya Financial, Inc.	3,891	180,659
Total		2,343,299
Insurance 0.5%
Aegon NV	7,677	39,384
Aflac, Inc.	4,048	193,090
Allianz SE, Registered Shares	609	128,900
Assicurazioni Generali SpA	7,094	124,192
AXA SA	7,414	171,800
Dai-ichi Life Holdings, Inc.	146,400	2,377,097
Prudential Financial, Inc.	693	63,853
Tokio Marine Holdings, Inc.	1,200	58,759
Total		3,157,075
Total Financials		9,396,353
Health Care 2.1%
Biotechnology 0.1%
Alexion Pharmaceuticals, Inc.(a)	350	43,036
Biogen, Inc.(a)	200	66,756
BioMarin Pharmaceutical, Inc.(a)	350	34,360
Celgene Corp.(a)	450	39,807
Vertex Pharmaceuticals, Inc.(a)	350	66,818
Total		250,777

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Strategic Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.8%
Asahi Intecc Co., Ltd.	26,200	1,140,279
Hoya Corp.	49,100	2,849,634
Nakanishi, Inc.	64,500	1,108,615
Total		5,098,528
Health Care Providers & Services 0.2%
McKesson Corp.	528	67,716
Medipal Holdings Corp.	600	13,849
Solasto Corp.	89,800	847,741
Total		929,306
Pharmaceuticals 1.0%
Allergan PLC	621	89,412
Astellas Pharma, Inc.	200,900	2,981,001
Eisai Co., Ltd.	100	7,765
H Lundbeck A/S	276	12,090
Johnson & Johnson	2,189	291,312
Merck & Co., Inc.	991	73,760
Pfizer, Inc.	6,321	268,326
Roche Holding AG, Genusschein Shares	305	80,954
Takeda Pharmaceutical Co., Ltd.	61,100	2,466,806
Total		6,271,426
Total Health Care		12,550,037
Industrials 3.0%
Aerospace & Defense 0.1%
Boeing Co. (The)	770	296,927
Dassault Aviation SA	114	169,760
Total		466,687
Airlines 0.0%
Delta Air Lines, Inc.	343	16,955
International Consolidated Airlines Group SA	9,542	80,646
Japan Airlines Co., Ltd.	2,600	94,662
Total		192,263
Building Products 0.5%
Daikin Industries Ltd.	16,700	1,807,627
Maeda Kosen Co., Ltd.	57,600	1,353,510
Total		3,161,137
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.2%
CIMIC Group Ltd.	2,685	87,532
Kajima Corp.	1,900	27,027
Kinden Corp.	64,700	1,062,802
Taisei Corp.	3,900	183,621
WSP Global, Inc.	700	35,929
Total		1,396,911
Electrical Equipment 0.3%
Nidec Corp.	13,100	1,575,381
Rockwell Automation, Inc.	261	44,245
Total		1,619,626
Industrial Conglomerates 0.0%
CITIC Ltd.	76,000	115,130
Machinery 0.5%
Rheon Automatic Machinery Co., Ltd.	16,900	213,768
Sinotruk Hong Kong Ltd.	73,000	135,209
Takuma Co., Ltd.	182,300	2,310,628
Weichai Power Co., Ltd., Class H	122,000	164,656
Total		2,824,261
Professional Services 0.5%
Benefit One, Inc.	17,800	602,486
Nihon M&A Center, Inc.	50,500	1,265,971
Recruit Holdings Co., Ltd.	48,900	1,312,502
Total		3,180,959
Trading Companies & Distributors 0.9%
ITOCHU Corp.	170,700	3,131,356
Mitsubishi Corp.	84,500	2,476,546
Total		5,607,902
Total Industrials		18,564,876
Information Technology 1.6%
Communications Equipment 0.1%
Cisco Systems, Inc.	5,885	278,302
Electronic Equipment, Instruments & Components 0.6%
Amano Corp.	42,900	894,329
AU Optronics Corp.	386,000	151,312
Keyence Corp.	4,900	2,521,616
Total		3,567,257

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.3%
Comture Corp.	31,400	838,663
MasterCard, Inc., Class A	705	148,847
Obic Co., Ltd.	9,900	938,205
VeriSign, Inc.(a)	93	15,742
Total		1,941,457
Semiconductors & Semiconductor Equipment 0.0%
GlobalWafers Co., Ltd.	4,000	39,555
Intel Corp.	1,539	72,517
Lam Research Corp.	734	124,472
Total		236,544
Software 0.2%
Adobe, Inc.(a)	884	219,073
Digital Arts, Inc.	9,000	582,067
Fortinet, Inc.(a)	274	20,980
Microsoft Corp.	2,460	256,898
Total		1,079,018
Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.	1,316	219,035
Elecom Co., Ltd.	62,600	1,671,435
HP, Inc.	9,300	204,879
NetApp, Inc.	201	12,818
Samsung Electronics Co., Ltd.	4,577	190,834
Seagate Technology PLC	1,055	46,715
Total		2,345,716
Total Information Technology		9,448,294
Materials 0.1%
Chemicals 0.1%
Covestro AG	1,999	110,239
LyondellBasell Industries NV, Class A	1,995	173,505
Total		283,744
Metals & Mining 0.0%
Eregli Demir ve Celik Fabrikalari TAS	7,692	12,640
Rio Tinto PLC	1,375	75,519
South32 Ltd.	19,411	49,668
Total		137,827
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.0%
UPM-Kymmene OYJ	896	25,906
West Fraser Timber Co., Ltd.	3,200	190,619
Total		216,525
Total Materials		638,096
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.2%
Host Hotels & Resorts, Inc.	8,493	153,383
Mirvac Group	15,812	27,724
ORIX JREIT, Inc.	621	1,085,435
Simon Property Group, Inc.	497	90,514
Total		1,357,056
Real Estate Management & Development 0.2%
CK Asset Holdings Ltd.	1,500	12,628
Emaar Properties PJSC	73,713	86,928
Katitas Co., Ltd.	33,000	944,834
Kerry Properties Ltd.	5,000	20,768
Total		1,065,158
Total Real Estate		2,422,214
Utilities 0.1%
Electric Utilities 0.0%
CLP Holdings Ltd.	12,500	145,589
Inter RAO UES PJSC	901,000	52,720
Total		198,309
Independent Power and Renewable Electricity Producers 0.0%
NRG Energy, Inc.	1,430	58,501
Multi-Utilities 0.1%
Engie SA	11,143	178,368
Public Service Enterprise Group, Inc.	649	35,403
Total		213,771
Total Utilities		470,581
Total Common Stocks (Cost $81,306,116)		82,861,979

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Strategic Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
January 31, 2019
Equity Funds 82.6%
	Shares	Value ($)
Dividend Income 11.2%
Columbia Dividend Income Fund, Institutional 3 Class(c)	1,542,717	32,736,465
Columbia Global Dividend Opportunity Fund, Institutional 3 Class(c)	2,058,933	35,619,532
Total		68,355,997
International 42.7%
Columbia Contrarian Asia Pacific Fund, Institutional 3 Class(c)	1,103,729	12,957,775
Columbia Contrarian Europe Fund, Institutional 3 Class(c)	7,627,255	46,602,527
Columbia Emerging Markets Fund, Institutional 3 Class(c)	2,107,519	25,395,597
Columbia Global Energy and Natural Resources Fund, Institutional 3 Class(c)	891,142	15,398,934
Columbia Global Infrastructure Fund, Institutional 3 Class(c)	1,906,023	23,139,122
Columbia Global Technology Growth Fund, Institutional 3 Class(c)	1,024,649	33,577,756
Columbia Overseas Value Fund, Institutional 3 Class(c)	6,016,420	53,967,290
Columbia Select Global Equity Fund, Institutional 3 Class(a),(c)	4,013,071	49,200,254
Total		260,239,255
U.S. Large Cap 25.1%
Columbia Disciplined Value Fund, Institutional 3 Class(c)	6,576,026	61,222,804
Columbia Large Cap Growth Fund, Institutional 3 Class(a),(c)	552,317	22,197,621
Columbia Select Large Cap Equity Fund, Institutional 3 Class(c)	4,536,175	60,058,954
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(c)	630,914	9,823,336
Total		153,302,715
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.6%
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(c)	1,175,214	22,011,754
Total Equity Funds (Cost $474,372,762)		503,909,721

Fixed-Income Funds 3.5%

Convertible 3.5%
Columbia Convertible Securities Fund, Institutional 3 Class(c)	1,036,909	21,432,903
Total Fixed-Income Funds (Cost $16,711,490)		21,432,903

Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Banks 0.0%
Itau Unibanco Holding SA	9,150	97,290
Total Financials		97,290
Total Preferred Stocks (Cost $66,929)		97,290

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.530%(c),(d)	2,135,321	2,135,107
Total Money Market Funds (Cost $2,135,107)		2,135,107
Total Investments in Securities (Cost: $574,592,404)		610,437,000
Other Assets & Liabilities, Net		(113,830)
Net Assets		610,323,170

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
103,000 CAD	77,276 USD	Morgan Stanley	03/20/2019	—	(1,192)
330,000 ILS	90,085 USD	Morgan Stanley	03/20/2019	—	(940)
8,553,000 JPY	78,772 USD	Morgan Stanley	03/20/2019	—	(22)
442,000 NOK	51,720 USD	Morgan Stanley	03/20/2019	—	(789)
5,557,000 TWD	180,281 USD	Morgan Stanley	03/20/2019	—	(1,211)
64,324 USD	90,000 AUD	Morgan Stanley	03/20/2019	1,137	—
51,530 USD	51,000 CHF	Morgan Stanley	03/20/2019	—	(34)
25,737 USD	168,000 DKK	Morgan Stanley	03/20/2019	121	—
128,960 USD	9,233,000 INR	Morgan Stanley	03/20/2019	486	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
January 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
38,757 USD	160,000 MYR	Morgan Stanley	03/20/2019	453	—
39,549 USD	1,235,000 THB	Morgan Stanley	03/20/2019	22	—
Total				2,219	(4,188)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2019, the total value of these securities amounted to $48,960, which represents 0.01% of total net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Contrarian Asia Pacific Fund, Institutional 3 Class
	1,033,538	106,426	(36,235)	1,103,729	392,942	(1,464)	(3,425,074)	298,516	12,957,775
Columbia Contrarian Europe Fund, Institutional 3 Class
	7,530,826	327,007	(230,578)	7,627,255	631,227	(1,753)	(11,136,264)	690,835	46,602,527
Columbia Convertible Securities Fund, Institutional 3 Class
	1,223,813	59,857	(246,761)	1,036,909	621,536	409,381	(755,431)	535,088	21,432,903
Columbia Disciplined Value Fund, Institutional 3 Class
	6,563,402	706,032	(693,408)	6,576,026	5,171,495	1,129,301	(12,803,512)	1,222,883	61,222,804
Columbia Dividend Income Fund, Institutional 3 Class
	1,695,971	108,371	(261,625)	1,542,717	1,578,174	1,742,450	(5,061,984)	742,021	32,736,465
Columbia Emerging Markets Fund, Institutional 3 Class
	2,075,355	95,845	(63,681)	2,107,519	—	346,321	(6,057,061)	80,034	25,395,597
Columbia Global Dividend Opportunity Fund, Institutional 3 Class
	2,113,359	115,326	(169,752)	2,058,933	751,985	(217,782)	(6,033,328)	1,170,707	35,619,532
Columbia Global Energy and Natural Resources Fund, Institutional 3 Class
	925,437	43,470	(77,765)	891,142	—	(190,388)	(2,459,140)	352,832	15,398,934
Columbia Global Infrastructure Fund, Institutional 3 Class
	2,018,226	86,997	(199,200)	1,906,023	372,378	(1,594,575)	(1,397,030)	557,467	23,139,122
Columbia Global Technology Growth Fund, Institutional 3 Class
	1,161,109	61,849	(198,309)	1,024,649	1,733,977	2,864,114	(4,645,607)	—	33,577,756
Columbia Large Cap Growth Fund, Institutional 3 Class
	602,186	45,470	(95,339)	552,317	1,737,033	661,038	(2,790,162)	—	22,197,621
Columbia Overseas Value Fund, Institutional 3 Class
	5,976,775	302,169	(262,524)	6,016,420	988,622	500,392	(11,610,475)	995,657	53,967,290
Columbia Select Global Equity Fund, Institutional 3 Class
	4,292,190	433,164	(712,283)	4,013,071	4,937,216	2,299,314	(8,250,868)	—	49,200,254
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	4,786,204	468,420	(718,449)	4,536,175	5,477,721	1,970,164	(10,247,087)	864,663	60,058,954
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	626,547	119,603	(115,236)	630,914	1,800,726	554,082	(2,255,721)	—	9,823,336
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Strategic Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.530%
	1,354,410	27,362,686	(26,581,775)	2,135,321	—	(121)	(81)	58,275	2,135,107
Columbia Small Cap Growth Fund I, Institutional 3 Class
	1,270,877	208,801	(304,464)	1,175,214	3,506,226	1,739,844	(3,041,497)	—	22,011,754
Total					29,701,258	12,210,318	(91,970,322)	7,568,978	527,477,731

(d)	The rate shown is the seven-day current annualized yield at January 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
MYR	Malaysian Ringgit
NOK	Norwegian Krone
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
January 31, 2019
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	743,067	6,248,127	—	—	6,991,194
Consumer Discretionary	741,856	11,048,398	—	—	11,790,254
Consumer Staples	584,262	9,200,228	—	—	9,784,490
Energy	491,865	313,725	—	—	805,590
Financials	1,256,713	8,139,640	—	—	9,396,353
Health Care	1,041,303	11,508,734	—	—	12,550,037
Industrials	394,056	18,170,820	—	—	18,564,876
Information Technology	1,620,278	7,828,016	—	—	9,448,294
Materials	364,124	273,972	—	—	638,096
Real Estate	243,897	2,178,317	—	—	2,422,214
Utilities	93,904	376,677	—	—	470,581
Total Common Stocks	7,575,325	75,286,654	—	—	82,861,979
Equity Funds	503,909,721	—	—	—	503,909,721
Fixed-Income Funds	21,432,903	—	—	—	21,432,903
Preferred Stocks
Financials	97,290	—	—	—	97,290
Money Market Funds	—	—	—	2,135,107	2,135,107
Total Investments in Securities	533,015,239	75,286,654	—	2,135,107	610,437,000
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,219	—	—	2,219
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Strategic Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
January 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(4,188)	—	—	(4,188)
Total	533,015,239	75,284,685	—	2,135,107	610,435,031
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	15

Statement of Assets and Liabilities
January 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $81,373,045)	$82,959,269
Affiliated issuers (cost $493,219,359)	527,477,731
Unrealized appreciation on forward foreign currency exchange contracts	2,219
Receivable for:
Investments sold	1,110,214
Capital shares sold	168,786
Dividends	70,127
Foreign tax reclaims	67,564
Prepaid expenses	2,346
Total assets	611,858,256
Liabilities
Foreign currency (cost $168)	168
Unrealized depreciation on forward foreign currency exchange contracts	4,188
Payable for:
Investments purchased	619,726
Capital shares purchased	742,811
Management services fees	1,600
Distribution and/or service fees	4,589
Transfer agent fees	55,165
Compensation of board members	36,834
Compensation of chief compliance officer	145
Other expenses	69,860
Total liabilities	1,535,086
Net assets applicable to outstanding capital stock	$610,323,170
Represented by
Paid in capital	558,306,071
Total distributable earnings (loss) (Note 2)	52,017,099
Total - representing net assets applicable to outstanding capital stock	$610,323,170
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Strategic Equity Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
January 31, 2019
Class A
Net assets	$531,130,972
Shares outstanding	38,388,368
Net asset value per share	$13.84
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.68
Advisor Class
Net assets	$11,063,771
Shares outstanding	762,298
Net asset value per share	$14.51
Class C
Net assets	$35,551,151
Shares outstanding	3,049,043
Net asset value per share	$11.66
Institutional Class
Net assets	$28,316,308
Shares outstanding	1,984,536
Net asset value per share	$14.27
Institutional 2 Class
Net assets	$1,822,965
Shares outstanding	125,378
Net asset value per share	$14.54
Institutional 3 Class
Net assets	$2,122,153
Shares outstanding	147,817
Net asset value per share	$14.36
Class R
Net assets	$315,850
Shares outstanding	23,262
Net asset value per share	$13.58
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	17

Statement of Operations
Year Ended January 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,758,731
Dividends — affiliated issuers	7,568,978
Foreign taxes withheld	(161,010)
Total income	9,166,699
Expenses:
Management services fees	633,848
Distribution and/or service fees
Class A	1,406,824
Class C	511,010
Class R	1,044
Transfer agent fees
Class A	608,469
Advisor Class	10,350
Class C	54,884
Institutional Class	34,005
Institutional 2 Class	1,213
Institutional 3 Class	220
Class K	9
Class R	228
Plan administration fees
Class K	33
Compensation of board members	17,399
Custodian fees	78,443
Printing and postage fees	69,023
Registration fees	111,902
Audit fees	22,337
Legal fees	12,471
Compensation of chief compliance officer	140
Other	19,767
Total expenses	3,593,619
Expense reduction	(500)
Total net expenses	3,593,119
Net investment income	5,573,580
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,722,800
Investments — affiliated issuers	12,210,318
Capital gain distributions from underlying affiliated funds	29,701,258
Foreign currency translations	(27,325)
Forward foreign currency exchange contracts	6,500
Net realized gain	45,613,551
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,126,739)
Investments — affiliated issuers	(91,970,322)
Foreign currency translations	(1,843)
Forward foreign currency exchange contracts	(4,394)
Net change in unrealized appreciation (depreciation)	(112,103,298)
Net realized and unrealized loss	(66,489,747)
Net decrease in net assets resulting from operations	$(60,916,167)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Strategic Equity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended January 31, 2019	Year Ended January 31, 2018 (a)
Operations
Net investment income	$5,573,580	$5,789,832
Net realized gain	45,613,551	35,572,909
Net change in unrealized appreciation (depreciation)	(112,103,298)	135,491,914
Net increase (decrease) in net assets resulting from operations	(60,916,167)	176,854,655
Distributions to shareholders
Net investment income and net realized gains
Class A	(40,837,131)
Advisor Class	(703,290)
Class C	(3,691,124)
Institutional Class	(2,251,894)
Institutional 2 Class	(158,003)
Institutional 3 Class	(154,834)
Class R	(19,813)
Net investment income
Class A		(7,802,494)
Advisor Class		(66,485)
Class B		(37,946)
Class C		(725,833)
Institutional Class		(462,496)
Institutional 2 Class		(9,573)
Institutional 3 Class		(6,321)
Class K		(1,672)
Class R		(10,236)
Total distributions to shareholders (Note 2)	(47,816,089)	(9,123,056)
Decrease in net assets from capital stock activity	(14,632,616)	(53,379,401)
Total increase (decrease) in net assets	(123,364,872)	114,352,198
Net assets at beginning of year	733,688,042	619,335,844
Net assets at end of year	$610,323,170	$733,688,042
Undistributed net investment income	$308,095	$6,328,504

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	January 31, 2019		January 31, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,741,438	56,181,458	3,331,650	46,636,686
Distributions reinvested	2,468,909	32,889,866	454,933	6,285,811
Redemptions	(5,093,557)	(76,597,436)	(6,919,184)	(97,562,374)
Net increase (decrease)	1,116,790	12,473,888	(3,132,601)	(44,639,877)
Advisor Class
Subscriptions	466,836	7,098,843	649,347	9,672,472
Distributions reinvested	10,882	151,981	2,720	38,678
Redemptions	(198,378)	(3,070,792)	(190,417)	(2,755,641)
Net increase	279,340	4,180,032	461,650	6,955,509
Class B
Subscriptions	—	—	1,630	19,363
Distributions reinvested	—	—	3,073	35,124
Redemptions	—	—	(488,031)	(5,796,457)
Net decrease	—	—	(483,328)	(5,741,970)
Class C
Subscriptions	369,791	4,716,682	449,557	5,577,125
Distributions reinvested	285,977	3,296,328	49,204	560,844
Redemptions	(2,665,798)	(34,784,691)	(2,205,666)	(26,595,745)
Net decrease	(2,010,030)	(26,771,681)	(1,706,905)	(20,457,776)
Institutional Class
Subscriptions	849,171	13,021,154	1,305,606	19,724,203
Distributions reinvested	91,657	1,256,458	14,245	204,352
Redemptions	(1,350,486)	(21,224,986)	(662,588)	(9,821,389)
Net increase (decrease)	(409,658)	(6,947,374)	657,263	10,107,166
Institutional 2 Class
Subscriptions	134,710	2,164,926	4,095	61,702
Distributions reinvested	11,518	157,820	655	9,534
Redemptions	(55,964)	(799,941)	(15,205)	(224,777)
Net increase (decrease)	90,264	1,522,805	(10,455)	(153,541)
Institutional 3 Class
Subscriptions	97,337	1,538,441	99,172	1,550,718
Distributions reinvested	11,251	154,624	391	6,276
Redemptions	(51,286)	(790,520)	(9,048)	(146,413)
Net increase	57,302	902,545	90,515	1,410,581
Class K
Distributions reinvested	—	—	116	1,636
Redemptions	(8,015)	(132,372)	(182)	(2,578)
Net decrease	(8,015)	(132,372)	(66)	(942)
Class R
Subscriptions	12,630	178,441	10,207	139,979
Distributions reinvested	1,553	19,813	508	6,900
Redemptions	(3,904)	(58,713)	(67,256)	(1,005,430)
Net increase (decrease)	10,279	139,541	(56,541)	(858,551)
Total net decrease	(873,728)	(14,632,616)	(4,180,468)	(53,379,401)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Strategic Equity Fund | Annual Report 2019

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Columbia Global Strategic Equity Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$16.41	0.14	(1.60)	(1.46)	(0.38)	(0.73)	(1.11)
Year Ended 1/31/2018	$12.75	0.14	3.72	3.86	(0.20)	—	(0.20)
Year Ended 1/31/2017	$11.35	0.13	1.61	1.74	(0.02)	(0.32)	(0.34)
Year Ended 1/31/2016	$15.35	0.24	(1.00)	(0.76)	(0.33)	(2.91)	(3.24)
Year Ended 1/31/2015	$14.83	0.17	1.16	1.33	(0.35)	(0.46)	(0.81)
Advisor Class
Year Ended 1/31/2019	$17.14	0.19	(1.68)	(1.49)	(0.41)	(0.73)	(1.14)
Year Ended 1/31/2018	$13.31	0.24	3.82	4.06	(0.23)	—	(0.23)
Year Ended 1/31/2017	$11.81	0.19	1.66	1.85	(0.03)	(0.32)	(0.35)
Year Ended 1/31/2016	$15.85	0.39	(1.16)	(0.77)	(0.36)	(2.91)	(3.27)
Year Ended 1/31/2015	$15.29	0.20	1.21	1.41	(0.39)	(0.46)	(0.85)
Class C
Year Ended 1/31/2019	$14.04	0.00 (d)	(1.35)	(1.35)	(0.30)	(0.73)	(1.03)
Year Ended 1/31/2018	$10.95	0.02	3.18	3.20	(0.11)	—	(0.11)
Year Ended 1/31/2017	$9.85	0.03	1.39	1.42	—	(0.32)	(0.32)
Year Ended 1/31/2016	$13.76	0.12	(0.87)	(0.75)	(0.25)	(2.91)	(3.16)
Year Ended 1/31/2015	$13.36	0.05	1.04	1.09	(0.23)	(0.46)	(0.69)
Institutional Class
Year Ended 1/31/2019	$16.87	0.17	(1.63)	(1.46)	(0.41)	(0.73)	(1.14)
Year Ended 1/31/2018	$13.11	0.18	3.81	3.99	(0.23)	—	(0.23)
Year Ended 1/31/2017	$11.64	0.16	1.66	1.82	(0.03)	(0.32)	(0.35)
Year Ended 1/31/2016	$15.66	0.26	(1.01)	(0.75)	(0.36)	(2.91)	(3.27)
Year Ended 1/31/2015	$15.11	0.22	1.18	1.40	(0.39)	(0.46)	(0.85)
Institutional 2 Class
Year Ended 1/31/2019	$17.16	0.22	(1.70)	(1.48)	(0.41)	(0.73)	(1.14)
Year Ended 1/31/2018	$13.33	0.19	3.88	4.07	(0.24)	—	(0.24)
Year Ended 1/31/2017	$11.83	0.19	1.67	1.86	(0.04)	(0.32)	(0.36)
Year Ended 1/31/2016	$15.85	0.32	(1.06)	(0.74)	(0.37)	(2.91)	(3.28)
Year Ended 1/31/2015	$15.29	0.32	1.10	1.42	(0.40)	(0.46)	(0.86)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Strategic Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$13.84	(8.49%)	0.50%	0.50% (c)	0.90%	17%	$531,131
Year Ended 1/31/2018	$16.41	30.57%	0.50%	0.50% (c)	0.95%	18%	$611,508
Year Ended 1/31/2017	$12.75	15.63%	0.52%	0.52% (c)	1.05%	54%	$515,290
Year Ended 1/31/2016	$11.35	(6.66%)	0.50%	0.50% (c)	1.66%	75%	$522,769
Year Ended 1/31/2015	$15.35	8.88%	0.48%	0.48% (c)	1.10%	16%	$622,508
Advisor Class
Year Ended 1/31/2019	$14.51	(8.31%)	0.26%	0.26% (c)	1.20%	17%	$11,064
Year Ended 1/31/2018	$17.14	30.86%	0.25%	0.25% (c)	1.58%	18%	$8,277
Year Ended 1/31/2017	$13.31	16.01%	0.27%	0.27% (c)	1.52%	54%	$284
Year Ended 1/31/2016	$11.81	(6.55%)	0.27%	0.27% (c)	2.73%	75%	$71
Year Ended 1/31/2015	$15.85	9.15%	0.22%	0.22% (c)	1.23%	16%	$11
Class C
Year Ended 1/31/2019	$11.66	(9.19%)	1.25%	1.25% (c)	0.00%	17%	$35,551
Year Ended 1/31/2018	$14.04	29.48%	1.25%	1.25% (c)	0.14%	18%	$71,030
Year Ended 1/31/2017	$10.95	14.81%	1.27%	1.27% (c)	0.28%	54%	$74,057
Year Ended 1/31/2016	$9.85	(7.38%)	1.25%	1.25% (c)	0.90%	75%	$80,104
Year Ended 1/31/2015	$13.76	8.08%	1.23%	1.23% (c)	0.34%	16%	$98,125
Institutional Class
Year Ended 1/31/2019	$14.27	(8.26%)	0.25%	0.25% (c)	1.10%	17%	$28,316
Year Ended 1/31/2018	$16.87	30.79%	0.26%	0.26% (c)	1.23%	18%	$40,391
Year Ended 1/31/2017	$13.11	15.98%	0.27%	0.27% (c)	1.27%	54%	$22,765
Year Ended 1/31/2016	$11.64	(6.48%)	0.24%	0.24% (c)	1.73%	75%	$24,809
Year Ended 1/31/2015	$15.66	9.18%	0.23%	0.23% (c)	1.40%	16%	$51,428
Institutional 2 Class
Year Ended 1/31/2019	$14.54	(8.21%)	0.21%	0.21%	1.38%	17%	$1,823
Year Ended 1/31/2018	$17.16	30.88%	0.21%	0.21%	1.27%	18%	$603
Year Ended 1/31/2017	$13.33	16.04%	0.18%	0.18%	1.53%	54%	$607
Year Ended 1/31/2016	$11.83	(6.32%)	0.14%	0.14%	2.15%	75%	$340
Year Ended 1/31/2015	$15.85	9.26%	0.10%	0.10%	2.03%	16%	$316
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 1/31/2019	$16.96	0.20	(1.65)	(1.45)	(0.42)	(0.73)	(1.15)
Year Ended 1/31/2018(e)	$13.64	0.36	3.21	3.57	(0.25)	—	(0.25)
Class R
Year Ended 1/31/2019	$16.13	0.13	(1.60)	(1.47)	(0.35)	(0.73)	(1.08)
Year Ended 1/31/2018	$12.54	0.08	3.68	3.76	(0.17)	—	(0.17)
Year Ended 1/31/2017	$11.19	0.08	1.60	1.68	(0.01)	(0.32)	(0.33)
Year Ended 1/31/2016	$15.19	0.19	(0.98)	(0.79)	(0.30)	(2.91)	(3.21)
Year Ended 1/31/2015	$14.68	0.13	1.15	1.28	(0.31)	(0.46)	(0.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Strategic Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 1/31/2019	$14.36	(8.16%)	0.16%	0.16%	1.32%	17%	$2,122
Year Ended 1/31/2018(e)	$16.96	26.47%	0.17% (f)	0.17% (f)	2.52% (f)	18%	$1,535
Class R
Year Ended 1/31/2019	$13.58	(8.70%)	0.76%	0.76% (c)	0.89%	17%	$316
Year Ended 1/31/2018	$16.13	30.21%	0.76%	0.76% (c)	0.56%	18%	$209
Year Ended 1/31/2017	$12.54	15.30%	0.77%	0.77% (c)	0.68%	54%	$872
Year Ended 1/31/2016	$11.19	(6.91%)	0.75%	0.75% (c)	1.35%	75%	$2,254
Year Ended 1/31/2015	$15.19	8.64%	0.73%	0.73% (c)	0.81%	16%	$2,681
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2019	25

Notes to Financial Statements
January 31, 2019
Note 1. Organization
Columbia Global Strategic Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
26	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Strategic Equity Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
January 31, 2019
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
28	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,219

Columbia Global Strategic Equity Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
January 31, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,188
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	6,500

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(4,394)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	6,602	(5,688)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2019:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	2,219
Liabilities
Forward foreign currency exchange contracts	4,188
Total financial and derivative net assets	(1,969)
Total collateral received (pledged) (a)	-
Net amount (b)	(1,969)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
30	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Global Strategic Equity Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
January 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on net assets invested in Columbia proprietary funds (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.12% on net assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.57% on net assets invested in all other securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee (or investment advisory services fee, as applicable), exchange-traded funds, derivatives and individual securities. The effective management services fee rate for the year ended January 31, 2019 was 0.10% of the Fund’s average daily net assets.
32	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Global Strategic Equity Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
January 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended January 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.01 (a)
Class R	0.11

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $500.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended January 31, 2019, if any, are listed below:
Amount ($)
Class A	400,958
Class C	2,111
34	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	June 1, 2018 through May 31, 2019	Prior to June 1, 2018
Class A	0.50%	0.50%
Advisor Class	0.25	0.25
Class C	1.25	1.25
Institutional Class	0.25	0.25
Institutional 2 Class	0.22	0.225
Institutional 3 Class	0.16	0.175
Class R	0.75	0.75
The Fund had a voluntary expense reimbursement arrangement from June 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through May 31, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,912,387	(4,912,387)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Global Strategic Equity Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
January 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended January 31, 2019			Year Ended January 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,684,893	31,131,196	47,816,089	9,123,056	—	9,123,056
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
520,005	19,211,809	—	32,319,389
At January 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
578,115,642	50,592,332	(18,272,943)	32,319,389
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $114,681,781 and $142,397,882, respectively, for the year ended January 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
36	Columbia Global Strategic Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended January 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended January 31, 2019.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At January 31, 2019, one unaffiliated shareholder of record owned 20.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
Columbia Global Strategic Equity Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
January 31, 2019
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Global Strategic Equity Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Global Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Strategic Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Strategic Equity Fund | Annual Report 2019	39

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended January 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	54.35%	$41,705,046	$596,270	$0.01	$4,624,038	$0.10
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
40	Columbia Global Strategic Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Global Strategic Equity Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
42	Columbia Global Strategic Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Global Strategic Equity Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Global Strategic Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Strategic Equity Fund | Annual Report 2019	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
46	Columbia Global Strategic Equity Fund | Annual Report 2019

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Columbia Global Strategic Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN181_01_J01_(03/19)

Annual Report
January 31, 2019
Columbia Capital Allocation Portfolios
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Aggressive Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Funds, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.345.6611 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Funds.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Capital Allocation Portfolios   |  Annual Report 2019

Columbia Capital Allocation Portfolios  |  Annual Report 2019

Fund at a Glance
Columbia Capital Allocation Conservative Portfolio
Investment objective
Columbia Capital Allocation Conservative Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	-1.61	2.98	5.60
	Including sales charges		-6.31	1.98	5.09
Advisor Class*		06/13/13	-1.28	3.24	5.74
Class C	Excluding sales charges	03/04/04	-2.27	2.24	4.83
	Including sales charges		-3.21	2.24	4.83
Institutional Class*		09/27/10	-1.27	3.26	5.83
Institutional 2 Class*		06/13/13	-1.25	3.29	5.78
Institutional 3 Class*		06/13/13	-1.30	3.32	5.80
Class R*		09/27/10	-1.77	2.75	5.36
Blended Benchmark			0.93	3.64	5.68
Bloomberg Barclays U.S. Aggregate Bond Index			2.25	2.44	3.68
Russell 3000 Index			-2.26	10.41	15.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 66% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Russell 3000 Index, 10% FTSE Three-Month U.S. Treasury Bill Index, 5% MSCI EAFE Index (Net) and 4% Bloomberg Barclays U.S. Corporate High-Yield Index. The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Capital Allocation Portfolios | Annual Report 2019

Fund at a Glance   (continued)
Columbia Capital Allocation Conservative Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Alternative Strategies Funds	5.9
Common Stocks	4.0
Equity Funds	17.9
Fixed-Income Funds	59.1
Money Market Funds	13.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2019	3

Fund at a Glance
Columbia Capital Allocation Moderate Conservative Portfolio
Investment objective
Columbia Capital Allocation Moderate Conservative Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2009
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	-2.62	4.05	7.57
	Including sales charges		-8.19	2.83	6.93
Advisor Class*		11/08/12	-2.40	4.30	7.74
Class C	Excluding sales charges	10/15/96	-3.23	3.29	6.77
	Including sales charges		-4.14	3.29	6.77
Institutional Class		10/15/96	-2.32	4.31	7.85
Institutional 2 Class*		11/08/12	-2.28	4.38	7.78
Institutional 3 Class*		06/13/13	-2.36	4.41	7.79
Class R		01/23/06	-2.78	3.80	7.31
Blended Benchmark			-0.10	4.66	7.38
Bloomberg Barclays U.S. Aggregate Bond Index			2.25	2.44	3.68
Russell 3000 Index			-2.26	10.41	15.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 55.5% Bloomberg Barclays U.S. Aggregate Bond Index, 26% Russell 3000 Index, 9% MSCI EAFE Index (Net), 5% FTSE Three-Month U.S. Treasury Bill Index and 4.5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
4	Columbia Capital Allocation Portfolios | Annual Report 2019

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Alternative Strategies Funds	5.0
Common Stocks	2.7
Equity Funds	30.7
Fixed-Income Funds	49.9
Money Market Funds	11.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2019	5

Fund at a Glance
Columbia Capital Allocation Moderate Portfolio
Investment objective
Columbia Capital Allocation Moderate Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	-4.13	5.17	9.12
	Including sales charges		-9.63	3.93	8.48
Advisor Class*		06/13/13	-3.84	5.44	9.28
Class C	Excluding sales charges	03/04/04	-4.82	4.39	8.31
	Including sales charges		-5.71	4.39	8.31
Institutional Class*		09/27/10	-3.80	5.44	9.35
Institutional 2 Class*		06/13/13	-3.83	5.49	9.32
Institutional 3 Class*		06/13/13	-3.79	5.55	9.35
Class R*		09/27/10	-4.30	4.91	8.85
Blended Benchmark			-1.22	5.77	9.27
Russell 3000 Index			-2.26	10.41	15.12
Bloomberg Barclays U.S. Aggregate Bond Index			2.25	2.44	3.68
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 42.5% Bloomberg Barclays U.S. Aggregate Bond Index, 37% Russell 3000 Index, 11% MSCI EAFE Index (Net), 7.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 2% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
6	Columbia Capital Allocation Portfolios | Annual Report 2019

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Alternative Strategies Funds	3.8
Common Stocks	2.2
Equity Funds	42.2
Fixed-Income Funds	43.9
Money Market Funds	7.9
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2019	7

Fund at a Glance
Columbia Capital Allocation Moderate Aggressive Portfolio
Investment objective
Columbia Capital Allocation Moderate Aggressive Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2009
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	-5.48	5.99	10.40
	Including sales charges		-10.89	4.75	9.76
Advisor Class*		11/08/12	-5.19	6.28	10.59
Class C	Excluding sales charges	10/15/96	-6.12	5.22	9.58
	Including sales charges		-6.99	5.22	9.58
Institutional Class		10/15/96	-5.17	6.27	10.69
Institutional 2 Class*		11/08/12	-5.15	6.35	10.64
Institutional 3 Class*		06/13/13	-5.14	6.40	10.65
Class R		01/23/06	-5.66	5.75	10.13
Class V*	Excluding sales charges	03/07/11	-5.48	6.00	10.37
	Including sales charges		-10.89	4.75	9.73
Blended Benchmark			-2.25	6.75	10.73
Russell 3000 Index			-2.26	10.41	15.12
Bloomberg Barclays U.S. Aggregate Bond Index			2.25	2.44	3.68
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 49% Russell 3000 Index, 28.5% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI EAFE Index (Net), 6.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 4% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
8	Columbia Capital Allocation Portfolios | Annual Report 2019

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Alternative Strategies Funds	3.8
Common Stocks	1.6
Equity Funds	54.1
Fixed-Income Funds	25.3
Money Market Funds	15.2
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2019	9

Fund at a Glance
Columbia Capital Allocation Aggressive Portfolio
Investment objective
Columbia Capital Allocation Aggressive Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	-6.90	6.76	11.51
	Including sales charges		-12.25	5.50	10.85
Advisor Class*		06/13/13	-6.69	7.02	11.66
Class C	Excluding sales charges	03/04/04	-7.64	5.95	10.67
	Including sales charges		-8.49	5.95	10.67
Institutional Class*		09/27/10	-6.65	7.01	11.76
Institutional 2 Class*		06/13/13	-6.60	7.09	11.72
Institutional 3 Class*		06/13/13	-6.62	7.15	11.74
Class R*		09/27/10	-7.15	6.50	11.25
Blended Benchmark			-3.43	7.62	12.05
Russell 3000 Index			-2.26	10.41	15.12
Bloomberg Barclays U.S. Aggregate Bond Index			2.25	2.44	3.68
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 60% Russell 3000 Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, 14% MSCI EAFE Index (Net), 6% MSCI Emerging Markets Index (Net) and 5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
10	Columbia Capital Allocation Portfolios | Annual Report 2019

Fund at a Glance   (continued)
Columbia Capital Allocation Aggressive Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2009 — January 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2019)
Alternative Strategies Funds	4.0
Common Stocks	2.8
Equity Funds	71.2
Fixed-Income Funds	12.8
Money Market Funds	9.2
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2019	11

Manager Discussion of Fund Performance

All returns listed below are for Class A shares excluding sales charges for the 12-month period that ended January 31, 2019. We attribute the Funds’ relative performance to disappointing results from asset class allocation and underlying fund performance overall.
•	Columbia Capital Allocation Conservative Portfolio returned -1.61%, underperforming its Blended Benchmark, which returned 0.93%.
•	Columbia Capital Allocation Moderate Conservative Portfolio returned -2.62%, underperforming its Blended Benchmark, which returned -0.10%.
•	Columbia Capital Allocation Moderate Portfolio returned -4.13%, underperforming its Blended Benchmark, which returned -1.22%.
•	Columbia Capital Allocation Moderate Aggressive Portfolio returned -5.48%, underperforming its Blended Benchmark, which returned -2.25%.
•	Columbia Capital Allocation Aggressive Portfolio returned -6.90%, underperforming its Blended Benchmark, which returned -3.43%.
During the same time frame, the Russell 3000 Index, which measures domestic equities, returned -2.26%; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, returned 2.25%; the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the U.S. high-yield corporate bond market, returned 1.73%; the MSCI EAFE Index (Net), which measures international equities, returned -12.51%; the MSCI Emerging Markets Index (Net), which measures emerging market equities, returned -14.24%; and the FTSE Three-Month U.S. Treasury Bill Index advanced 1.96% for the period.
Global capital markets struggled amid heightened volatility during period
Investors kicked off the 12-month period with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. Despite a significant equity market sell-off in the second week of February 2018, the pace of U.S. economic growth averaged more than 3% during the annual period, as the U.S. labor markets added an average of 220,000 jobs per month, wages increased approximately 3%, and manufacturing activity remained solid. Unemployment rose modestly in December 2018, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment. That same month, the U.S. Federal Reserve (the Fed) rattled investors, as it raised the targeted federal funds rate to a range of 2.25%-2.50%. It was the fourth interest rate hike of 2018 and the ninth increase since the Fed began raising interest rates from near-zero three years ago. On the global front, the rosy picture dimmed as the period progressed. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened, and emerging markets came under pressure, driven by trade concerns and a rising U.S. dollar.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter of 2018. Though January 2019 was a stronger month, supported by better than anticipated corporate earnings results, both U.S. and overseas equities had given back earlier gains by the end of the period and ended the 12 months ended January 31, 2019 in negative territory. For example, the S&P 500 Index, a broad measure of U.S. equity market returns, rose 4.58% from the beginning of the period through the third quarter of 2018 yet finished the 12-month period with a return of -2.31%. Within the U.S. equity market, growth stocks outperformed value stocks for the annual period as a whole, though the pickup in volatility helped drive value stocks to outperform during the last several months of the 12-month period. The story for international equities was even weaker, as the MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -12.51% (in U.S. dollars) for the period overall, though it had been down a more moderate 6.14% from the start of the period through September 30, 2018. Conversely, fixed-income investments benefited from the “risk off” investor sentiment. The broad U.S. investment-grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted negative returns through the first eight months of the period yet finished the 12-month period posting a positive return of 2.25%. U.S. Treasury yields rose across the spectrum of maturities given the flight to quality during the fourth quarter 2018 market sell-off. Mortgage-backed securities and high-yield bonds also posted solid
12	Columbia Capital Allocation Portfolios | Annual Report 2019

Manager Discussion of Fund Performance  (continued)

positive returns of 3.00% and 1.57%, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and the ICE BofAML U.S. High Yield Constrained Index, respectively. The U.S. fixed-income market posted better returns than international fixed income, as evidenced by the -0.20% and -0.88% returns of the JPMorgan Emerging Markets Bond Index - Global and the Bloomberg Barclays Global Aggregate Index, respectively.
Near the end of the period, the Fed announced it had reduced the number of its anticipated interest rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Allocation positioning and underlying fund performance dampened relative results
Absolute returns in all five Funds were negative, and all five Funds underperformed their respective Blended Benchmarks. Underlying fund manager performance and asset allocation decisions overall detracted from returns in all five Funds. From an asset allocation perspective, having an overweight to equities and an underweight to fixed income in each Fund detracted most, as fixed income generally fared better than equities, attributable primarily to the equity market sell-off during the fourth quarter of 2018. Also, underlying fund manager performance within equities overall was a detractor. Within equities, both an overweight to and underlying fund manager performance within emerging market and developed market international equities hurt most. Underlying fund manager performance within U.S. large-cap equities, especially U.S. large-cap value equities, was also weak, detracting from performance across all Funds. On the fixed-income side, weak underlying fund manager performance in high-yield corporate bonds and emerging markets bonds detracted in all five Funds. Additionally, having an underweighted allocation, via underlying funds, to core fixed income broadly and U.S. Treasuries more specifically hurt, as U.S. Treasuries posted some of the best returns among all segments of the fixed-income market during the period. In all five Funds, out-of-benchmark positions in commodities detracted from relative returns, as the asset class, as represented by the Bloomberg Commodity Index, posted a return of -8.23% for the period. Out-of-benchmark positions in absolute return strategies also detracted in the conservative, moderate conservative and aggressive Funds, but contributed positively in the moderate and moderate aggressive Funds, serving as effective diversifiers amid heightened market volatility.
Various factors drove portfolio changes
Asset class changes within the Funds can be driven by active trading, by directing allocations to select asset classes and/or by market appreciation or depreciation within a given asset class. While allocations to equities overall remained rather unchanged during the period, within the equity allocation we increased exposures to U.S. equities and decreased allocations to international equities. Further, within international equities, we increased allocations to developed markets equities and decreased exposures to emerging markets equities. On the fixed-income side, we increased allocations to core fixed income across all Funds but maintained underweights relative to respective Blended Benchmarks. We either decreased or eliminated positions in emerging markets bonds in all five Funds. The Funds maintained exposures to alternative investment strategies, a position largely centered on seeking to help reduce volatility and offer diversification benefits. We increased the Funds’ allocations to cash, as we believed it was prudent to allocate to shorter duration assets, given market conditions.
Derivative positions in the Funds
During the annual period, the use of derivatives positions on equity indices, fixed-income indices and currencies was implemented via an overlay to the Funds to efficiently allocate capital across the Funds and to allow greater flexibility in establishing exposure to a given market than might otherwise be possible. Futures and credit default swaps were used, as they can offer both a liquid and cost-efficient means of establishing exposure in a given market and can be used to hedge duration and/or to reduce, or hedge, exposure to risk. We believe the use of these instruments is integral to the Funds’ investment strategy, which, overall realized negative absolute and relative returns during the period. On a stand-alone basis, the use of these derivatives had a negative impact on the performance of the Funds. Also, some of the underlying funds used derivatives during the annual period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Funds’ investment in other funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Foreign investments subject the Funds to risks, including political, economic, market, social and others
Columbia Capital Allocation Portfolios | Annual Report 2019	13

Manager Discussion of Fund Performance  (continued)

within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Funds to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. See the Funds’ prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Columbia Capital Allocation Portfolios | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2018 — January 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Conservative Portfolio
Class A	1,000.00	1,000.00	994.60	1,022.43	2.77	2.80	0.55	4.93	5.00	0.98
Advisor Class	1,000.00	1,000.00	996.90	1,023.69	1.51	1.53	0.30	3.67	3.72	0.73
Class C	1,000.00	1,000.00	991.80	1,018.65	6.53	6.61	1.30	8.69	8.80	1.73
Institutional Class	1,000.00	1,000.00	996.90	1,023.69	1.51	1.53	0.30	3.67	3.72	0.73
Institutional 2 Class	1,000.00	1,000.00	997.00	1,023.79	1.41	1.43	0.28	3.57	3.62	0.71
Institutional 3 Class	1,000.00	1,000.00	996.20	1,024.05	1.16	1.17	0.23	3.32	3.37	0.66
Class R	1,000.00	1,000.00	994.40	1,021.17	4.02	4.08	0.80	6.18	6.27	1.23
Columbia Capital Allocation Portfolios | Annual Report 2019	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
August 1, 2018 — January 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Moderate Conservative Portfolio
Class A	1,000.00	1,000.00	984.80	1,022.79	2.40	2.45	0.48	4.80	4.89	0.96
Advisor Class	1,000.00	1,000.00	986.00	1,024.05	1.15	1.17	0.23	3.55	3.62	0.71
Class C	1,000.00	1,000.00	981.70	1,019.00	6.14	6.26	1.23	8.54	8.70	1.71
Institutional Class	1,000.00	1,000.00	985.90	1,024.05	1.15	1.17	0.23	3.55	3.62	0.71
Institutional 2 Class	1,000.00	1,000.00	987.00	1,024.15	1.05	1.07	0.21	3.46	3.52	0.69
Institutional 3 Class	1,000.00	1,000.00	986.10	1,024.35	0.85	0.87	0.17	3.25	3.32	0.65
Class R	1,000.00	1,000.00	983.60	1,021.53	3.65	3.72	0.73	6.05	6.17	1.21
Columbia Capital Allocation Moderate Portfolio
Class A	1,000.00	1,000.00	972.70	1,023.04	2.14	2.19	0.43	4.87	5.00	0.98
Advisor Class	1,000.00	1,000.00	974.50	1,024.30	0.90	0.92	0.18	3.63	3.72	0.73
Class C	1,000.00	1,000.00	969.50	1,019.26	5.86	6.01	1.18	8.59	8.81	1.73
Institutional Class	1,000.00	1,000.00	974.80	1,024.30	0.90	0.92	0.18	3.63	3.72	0.73
Institutional 2 Class	1,000.00	1,000.00	974.60	1,024.35	0.85	0.87	0.17	3.58	3.67	0.72
Institutional 3 Class	1,000.00	1,000.00	974.70	1,024.55	0.65	0.66	0.13	3.38	3.47	0.68
Class R	1,000.00	1,000.00	972.20	1,021.78	3.38	3.47	0.68	6.11	6.27	1.23
Columbia Capital Allocation Moderate Aggressive Portfolio
Class A	1,000.00	1,000.00	961.60	1,022.68	2.47	2.55	0.50	5.24	5.40	1.06
Advisor Class	1,000.00	1,000.00	963.20	1,023.95	1.24	1.28	0.25	4.01	4.13	0.81
Class C	1,000.00	1,000.00	958.70	1,018.90	6.17	6.36	1.25	8.94	9.21	1.81
Institutional Class	1,000.00	1,000.00	963.60	1,023.95	1.24	1.28	0.25	4.01	4.13	0.81
Institutional 2 Class	1,000.00	1,000.00	963.40	1,024.25	0.94	0.97	0.19	3.71	3.83	0.75
Institutional 3 Class	1,000.00	1,000.00	963.60	1,024.50	0.69	0.71	0.14	3.46	3.57	0.70
Class R	1,000.00	1,000.00	961.10	1,021.42	3.71	3.82	0.75	6.48	6.67	1.31
Class V	1,000.00	1,000.00	961.60	1,022.68	2.47	2.55	0.50	5.24	5.40	1.06
Columbia Capital Allocation Aggressive Portfolio
Class A	1,000.00	1,000.00	951.00	1,022.84	2.31	2.40	0.47	5.36	5.56	1.09
Advisor Class	1,000.00	1,000.00	951.90	1,024.10	1.08	1.12	0.22	4.13	4.29	0.84
Class C	1,000.00	1,000.00	947.20	1,019.06	5.99	6.21	1.22	9.03	9.36	1.84
Institutional Class	1,000.00	1,000.00	952.00	1,024.10	1.08	1.12	0.22	4.13	4.29	0.84
Institutional 2 Class	1,000.00	1,000.00	952.80	1,024.20	0.98	1.02	0.20	4.04	4.18	0.82
Institutional 3 Class	1,000.00	1,000.00	952.60	1,024.45	0.74	0.77	0.15	3.79	3.93	0.77
Class R	1,000.00	1,000.00	950.30	1,021.58	3.54	3.67	0.72	6.59	6.83	1.34
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
16	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 5.9%
	Shares	Value ($)
Columbia Alternative Beta Fund, Institutional 3 Class(a),(b)	468,857	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	186,681	825,129
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	966,411	8,784,673
Total Alternative Strategies Funds (Cost $15,170,923)		13,337,218

Common Stocks 4.0%
Issuer	Shares	Value ($)
Communication Services 0.2%
Diversified Telecommunication Services 0.1%
Nippon Telegraph & Telephone Corp.	2,400	103,172
Telenor ASA	3,687	69,683
Vonage Holdings Corp.(b)	1,390	12,663
Total		185,518
Entertainment 0.0%
Glu Mobile, Inc.(b)	1,350	13,149
Marcus Corp. (The)	45	2,005
Total		15,154
Media 0.0%
Entravision Communications Corp., Class A	1,725	6,797
MSG Networks, Inc., Class A(b)	665	14,896
National CineMedia, Inc.	2,085	14,407
RTL Group SA	1,400	76,533
TechTarget, Inc.(b)	120	1,740
TEGNA, Inc.	160	1,878
Total		116,251
Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.(b)	580	13,990
NTT DoCoMo, Inc.	3,800	91,302
Shenandoah Telecommunications Co.	345	16,432
Total		121,724
Total Communication Services		438,647
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components 0.0%
Dana, Inc.	250	4,405
Modine Manufacturing Co.(b)	350	5,121
Superior Industries International, Inc.	480	2,472
Tenneco, Inc.	380	13,178
Tower International, Inc.	435	12,654
Total		37,830
Automobiles 0.1%
Fiat Chrysler Automobiles NV(b)	4,307	73,542
Peugeot SA	3,600	90,611
Suzuki Motor Corp.	1,200	62,665
Total		226,818
Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.(b)	373	18,240
American Public Education, Inc.(b)	35	1,035
Weight Watchers International, Inc.(b)	470	15,040
Total		34,315
Hotels, Restaurants & Leisure 0.1%
BJ’s Restaurants, Inc.	271	13,504
Bloomin’ Brands, Inc.	375	6,911
Boyd Gaming Corp.	455	12,431
Brinker International, Inc.	353	14,304
Penn National Gaming, Inc.(b)	550	13,332
Sands China Ltd.	4,400	21,108
Total		81,590
Household Durables 0.1%
Berkeley Group Holdings PLC	2,169	106,767
Nikon Corp.	1,400	23,938
Persimmon PLC	505	15,731
Sony Corp.	2,100	105,224
Zagg, Inc.(b)	1,330	14,923
Total		266,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	17

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.0%
Malibu Boats, Inc., Class A(b)	380	15,409
Sturm Ruger & Co., Inc.	283	15,418
Total		30,827
Multiline Retail 0.0%
Wesfarmers Ltd.	3,471	81,425
Specialty Retail 0.1%
Abercrombie & Fitch Co., Class A	710	15,386
Bed Bath & Beyond, Inc.	570	8,601
DSW, Inc., Class A	145	3,951
Genesco, Inc.(b)	275	12,424
Hibbett Sports, Inc.(b)	690	11,275
MarineMax, Inc.(b)	575	10,223
Shoe Carnival, Inc.	350	12,908
Signet Jewelers Ltd.	321	7,820
Tailored Brands, Inc.	990	12,504
Total		95,092
Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	250	59,433
Burberry Group PLC	3,514	83,030
Deckers Outdoor Corp.(b)	137	17,598
Fossil Group, Inc.(b)	635	10,770
Kering SA	30	15,023
Movado Group, Inc.	380	12,141
Vera Bradley, Inc.(b)	180	1,611
Total		199,606
Total Consumer Discretionary		1,054,086
Consumer Staples 0.3%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(b)	28	6,976
Carlsberg A/S, Class B	621	70,970
Coca-Cola European Partners PLC	1,788	85,073
Heineken Holding NV	353	30,626
Kirin Holdings Co., Ltd.	2,200	52,523
Total		246,168
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.0%
Aeon Co., Ltd.	300	6,106
Ingles Markets, Inc., Class A	150	4,281
Koninklijke Ahold Delhaize NV	4,220	111,191
SpartanNash Co.	720	14,940
Weis Markets, Inc.	90	4,367
Total		140,885
Food Products 0.1%
Cal-Maine Foods, Inc.	90	3,796
Dean Foods Co.	700	2,919
John B. Sanfilippo & Son, Inc.	181	12,353
Nestlé SA, Registered Shares	1,479	128,559
Total		147,627
Personal Products 0.0%
Edgewell Personal Care Co.(b)	75	2,959
L’Oreal SA	99	23,807
Medifast, Inc.	138	17,559
Usana Health Sciences, Inc.(b)	139	16,277
Total		60,602
Tobacco 0.1%
Imperial Brands PLC	3,372	111,673
Swedish Match AB	1,990	89,006
Total		200,679
Total Consumer Staples		795,961
Energy 0.2%
Energy Equipment & Services 0.0%
Mammoth Energy Services, Inc.	635	14,052
Matrix Service Co.(b)	695	14,908
Profire Energy, Inc.(b)	1,300	2,171
Total		31,131
Oil, Gas & Consumable Fuels 0.2%
Arch Coal, Inc.	22	1,939
California Resources Corp.(b)	130	2,620
CVR Energy, Inc.	350	14,053
Delek U.S. Holdings, Inc.	50	1,626
Denbury Resources, Inc.(b)	5,625	11,419
Enagas SA	219	6,374
ENI SpA	5,847	99,089

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Equinor ASA	1,855	42,405
Neste OYJ	73	6,696
OMV AG	1,701	84,498
Peabody Energy Corp.	190	6,783
Renewable Energy Group, Inc.(b)	595	17,195
Repsol SA	155	2,720
REX American Resources Corp.(b)	57	4,157
Royal Dutch Shell PLC, Class B	3,387	105,218
Southwestern Energy Co.(b)	1,525	6,664
W&T Offshore, Inc.(b)	1,995	10,055
World Fuel Services Corp.	90	2,240
Total		425,751
Total Energy		456,882
Financials 0.7%
Banks 0.3%
BancFirst Corp.	55	2,952
Bancorp, Inc. (The)(b)	1,620	13,738
Bank Leumi Le-Israel BM	16,395	108,192
Banner Corp.	278	15,162
BNP Paribas SA	388	18,193
Cadence BanCorp	780	14,625
Cathay General Bancorp	480	17,818
City Holding Co.	27	1,935
Customers Bancorp, Inc.(b)	689	13,553
DBS Group Holdings Ltd.	5,400	96,242
Enterprise Financial Services Corp.	367	16,196
First BanCorp	1,950	20,767
First Merchants Corp.	170	6,227
Hancock Whitney Corp.	445	18,281
Hope Bancorp, Inc.	850	12,164
International Bancshares Corp.	410	14,543
Metropolitan Bank Holding Corp.(b)	45	1,575
OFG Bancorp	930	18,023
Preferred Bank	291	13,549
S&T Bancorp, Inc.	425	16,328
Societe Generale SA	2,427	75,393
Sumitomo Mitsui Financial Group, Inc.	3,200	119,046
United Overseas Bank Ltd.	2,100	39,357
Total		673,859
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.1%
3i Group PLC	2,229	24,838
Artisan Partners Asset Management, Inc., Class A	595	13,875
Cohen & Steers, Inc.	85	3,198
Daiwa Securities Group, Inc.	1,900	9,476
Federated Investors, Inc., Class B	75	1,960
Greenhill & Co., Inc.	280	7,017
Macquarie Group Ltd.	759	64,551
Oppenheimer Holdings, Inc., Class A	35	943
Schroders PLC	914	31,301
Waddell & Reed Financial, Inc., Class A	835	14,295
Total		171,454
Consumer Finance 0.0%
Curo Group Holdings Corp.(b)	270	3,375
Enova International, Inc.(b)	695	16,020
Nelnet, Inc., Class A	286	15,043
Total		34,438
Diversified Financial Services 0.0%
ORIX Corp.	7,000	105,587
Insurance 0.3%
Aegon NV	1,874	9,614
Ageas	308	14,306
Allianz SE, Registered Shares	645	136,520
American Equity Investment Life Holding Co.	610	19,105
Assicurazioni Generali SpA	5,635	98,650
Aviva PLC	5,805	31,529
AXA SA	4,815	111,575
CNP Assurances	1,028	23,345
Dai-ichi Life Holdings, Inc.	5,000	81,185
Employers Holdings, Inc.	350	14,829
Genworth Financial, Inc., Class A(b)	3,450	16,698
Universal Insurance Holdings, Inc.	408	15,390
Total		572,746

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	19

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.0%
AG Mortgage Investment Trust, Inc.	140	2,523
Arbor Realty Trust, Inc.	333	3,983
Ladder Capital Corp., Class A	1,028	17,794
Western Asset Mortgage Capital Corp.	1,150	10,994
Total		35,294
Thrifts & Mortgage Finance 0.0%
Essent Group Ltd.(b)	530	21,067
Federal Agricultural Mortgage Corp.	221	15,636
Merchants Bancorp	175	3,425
MGIC Investment Corp.(b)	1,839	22,951
NMI Holdings, Inc., Class A(b)	300	6,600
Radian Group, Inc.	1,125	21,645
Total		91,324
Total Financials		1,684,702
Health Care 0.5%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	250	5,695
Adaptimmune Therapeutics PLC, ADR(b)	425	2,070
Akebia Therapeutics, Inc.(b)	548	3,019
Alder Biopharmaceuticals, Inc.(b)	763	10,743
Array BioPharma, Inc.(b)	340	6,348
Atara Biotherapeutics, Inc.(b)	330	12,540
bluebird bio, Inc.(b)	61	8,139
Clovis Oncology, Inc.(b)	180	4,565
Dynavax Technologies Corp.(b)	505	5,565
Enanta Pharmaceuticals, Inc.(b)	37	2,939
Immunomedics, Inc.(b)	910	13,459
Insmed, Inc.(b)	333	8,095
Intercept Pharmaceuticals, Inc.(b)	72	8,689
Loxo Oncology, Inc.(b)	51	11,964
Mirati Therapeutics, Inc.(b)	185	12,225
Nightstar Therapeutics PLC, ADR(b)	360	4,907
Puma Biotechnology, Inc.(b)	253	7,054
Rubius Therapeutics, Inc.(b)	200	2,738
Sage Therapeutics, Inc.(b)	77	10,979
Sarepta Therapeutics, Inc.(b)	77	10,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Spark Therapeutics, Inc.(b)	161	7,699
uniQure NV(b)	320	10,960
Total		171,150
Health Care Equipment & Supplies 0.0%
Accuray, Inc.(b)	450	1,980
Haemonetics Corp.(b)	35	3,462
Integer Holdings Corp.(b)	210	17,008
LeMaitre Vascular, Inc.	60	1,430
SurModics, Inc.(b)	290	16,608
Varex Imaging Corp.(b)	365	10,399
Total		50,887
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	2,000	55,123
Amedisys, Inc.(b)	24	3,148
Ensign Group, Inc. (The)	395	17,210
Patterson Companies, Inc.	720	16,049
Providence Service Corp. (The)(b)	213	13,662
RadNet, Inc.(b)	550	7,507
Tivity Health, Inc.(b)	485	10,796
Triple-S Management Corp., Class B(b)	827	16,672
Total		140,167
Life Sciences Tools & Services 0.0%
Luminex Corp.	270	7,530
Medpace Holdings, Inc.(b)	296	19,063
Syneos Health, Inc.(b)	405	20,671
Total		47,264
Pharmaceuticals 0.3%
Aerie Pharmaceuticals, Inc.(b)	235	11,050
ANI Pharmaceuticals, Inc.(b)	277	14,886
Astellas Pharma, Inc.	7,300	108,319
Dainippon Sumitomo Pharma Co., Ltd.	2,100	49,442
Endo International PLC(b)	1,440	14,040
GlaxoSmithKline PLC	5,729	110,999
GW Pharmaceuticals PLC, ADR(b)	45	6,424
H Lundbeck A/S	1,788	78,320
Horizon Pharma PLC(b)	460	9,885
Mallinckrodt PLC(b)	180	3,935
Medicines Co. (The)(b)	220	5,084

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Novartis AG, Registered Shares	1,059	92,115
Odonate Therapeutics, Inc.(b)	300	4,971
Phibro Animal Health Corp., Class A	245	7,649
Prestige Consumer Healthcare, Inc.(b)	210	5,863
Roche Holding AG, Genusschein Shares	728	193,228
Supernus Pharmaceuticals, Inc.(b)	190	7,245
Total		723,455
Total Health Care		1,132,923
Industrials 0.6%
Aerospace & Defense 0.0%
Dassault Aviation SA	54	80,413
National Presto Industries, Inc.	116	13,876
Total		94,289
Air Freight & Logistics 0.0%
Forward Air Corp.	47	2,751
Royal Mail PLC	726	2,553
SG Holdings Co., Ltd.	2,500	67,108
Total		72,412
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	1,840	46,460
International Consolidated Airlines Group SA	10,514	88,861
Japan Airlines Co., Ltd.	200	7,282
Total		142,603
Building Products 0.0%
Advanced Drainage Systems, Inc.	570	14,535
Continental Building Product(b)	540	14,224
Insteel Industries, Inc.	375	8,284
Masonite International Corp.(b)	116	6,635
NCI Building Systems, Inc.(b)	485	3,958
Quanex Building Products Corp.	310	4,851
Total		52,487
Commercial Services & Supplies 0.0%
Deluxe Corp.	146	6,858
Ennis, Inc.	300	5,952
HNI Corp.	400	15,548
Quad/Graphics, Inc.	795	10,740
SP Plus Corp.(b)	300	9,930
Total		49,028
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	2,650	109,498
CIMIC Group Ltd.	1,397	45,543
EMCOR Group, Inc.	100	6,523
Taisei Corp.	2,200	103,581
Total		265,145
Electrical Equipment 0.1%
Atkore International Group, Inc.(b)	745	17,277
Fuji Electric Co., Ltd.	2,700	83,443
Generac Holdings, Inc.(b)	372	19,690
Total		120,410
Machinery 0.1%
Atlas Copco AB, Class A	406	10,567
Federal Signal Corp.	705	15,496
Global Brass & Copper Holdings, Inc.	360	10,886
Gorman-Rupp Co.	130	4,491
Hillenbrand, Inc.	425	18,020
Kadant, Inc.	165	14,074
Meritor, Inc.(b)	250	5,170
Milacron Holdings Corp.(b)	880	12,197
Rexnord Corp.(b)	680	17,782
SPX FLOW, Inc.(b)	270	8,848
Sumitomo Heavy Industries Ltd.	2,200	74,631
Wabash National Corp.	970	13,522
Watts Water Technologies, Inc., Class A	32	2,396
Total		208,080
Professional Services 0.1%
Heidrick & Struggles International, Inc.	410	13,550
Kforce, Inc.	470	15,421
Korn/Ferry International	310	14,136
Wolters Kluwer NV	1,090	67,870
Total		110,977
Road & Rail 0.0%
ArcBest Corp.	417	15,688
Saia, Inc.(b)	192	11,514
USA Truck, Inc.(b)	100	1,786
Total		28,988

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	21

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	280	16,523
Ferguson PLC	598	39,954
Kaman Corp.	274	16,199
Toyota Tsusho Corp.	3,000	95,417
Total		168,093
Total Industrials		1,312,512
Information Technology 0.3%
Communications Equipment 0.0%
CalAmp Corp.(b)	360	5,187
InterDigital, Inc.	237	17,256
Netscout Systems, Inc.(b)	675	17,503
Total		39,946
Electronic Equipment, Instruments & Components 0.1%
AVX Corp.	430	7,633
Fabrinet (b)	346	19,667
Insight Enterprises, Inc.(b)	165	7,577
Novanta, Inc.	187	13,030
PC Connection, Inc.	310	10,270
Scansource, Inc.(b)	75	2,873
Tech Data Corp.(b)	221	21,134
Venture Corp., Ltd.	5,900	71,666
Total		153,850
IT Services 0.0%
CACI International, Inc., Class A(b)	16	2,675
Cardtronics PLC, Class A(b)	490	13,264
Cass Information Systems, Inc.	26	1,276
Computershare Ltd.	1,081	14,004
Endurance International Group Holdings Inc(b)	540	4,374
EVERTEC, Inc.	605	16,741
MAXIMUS, Inc.	309	21,670
TTEC Holdings, Inc.	245	8,191
Total		82,195
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	2,184	17,472
Cirrus Logic, Inc.(b)	495	18,389
Diodes, Inc.(b)	504	16,950
NXP Semiconductors NV	431	37,510
Common Stocks (continued)
Issuer	Shares	Value ($)
Photronics, Inc.(b)	650	6,949
Sumco Corp.	1,700	23,669
Synaptics, Inc.(b)	425	16,915
Tokyo Electron Ltd.	700	102,214
Total		240,068
Software 0.0%
CommVault Systems, Inc.(b)	298	19,689
HubSpot, Inc.(b)	104	16,464
j2 Global, Inc.	265	19,917
MicroStrategy, Inc., Class A(b)	29	3,680
Paylocity Holding Corp.(b)	225	15,982
Progress Software Corp.	480	17,390
Qualys, Inc.(b)	104	8,999
SPS Commerce, Inc.(b)	50	4,433
Tenable Holdings, Inc.(b)	460	12,733
TiVo Corp.	820	9,127
Total		128,414
Technology Hardware, Storage & Peripherals 0.1%
Brother Industries Ltd.	2,700	45,565
FUJIFILM Holdings Corp.	2,100	90,229
Immersion Corp.(b)	1,570	14,899
Total		150,693
Total Information Technology		795,166
Materials 0.3%
Chemicals 0.0%
Covestro AG	1,217	67,114
Stepan Co.	84	7,386
Trinseo SA	125	6,131
Total		80,631
Metals & Mining 0.2%
Anglo American PLC	2,893	73,719
BHP Group Ltd.	4,718	120,464
Materion Corp.	312	14,642
Rio Tinto PLC	2,610	143,350
Schnitzer Steel Industries, Inc., Class A	620	15,004
South32 Ltd.	4,489	11,486
Warrior Met Coal, Inc.	670	19,249
Total		397,914

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	830	20,236
UPM-Kymmene OYJ	3,182	92,000
Verso Corp., Class A(b)	605	14,925
Total		127,161
Total Materials		605,706
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.1%
Americold Realty Trust	505	14,807
Chatham Lodging Trust	150	3,032
CoreCivic, Inc.	860	17,088
CorEnergy Infrastructure Trust, Inc.	437	15,649
DiamondRock Hospitality Co.	1,190	12,090
EastGroup Properties, Inc.	129	13,346
GEO Group, Inc. (The)	800	18,040
Investors Real Estate Trust	250	14,718
Klepierre	1,735	59,497
Mirvac Group	27,703	48,574
Piedmont Office Realty Trust, Inc.	330	6,389
PS Business Parks, Inc.	122	17,713
Ryman Hospitality Properties, Inc.	47	3,776
Tanger Factory Outlet Centers, Inc.	215	4,891
Washington Prime Group, Inc.	2,750	15,620
Xenia Hotels & Resorts, Inc.	870	16,330
Total		281,560
Real Estate Management & Development 0.1%
Henderson Land Development Co., Ltd.	1,000	5,685
HFF, Inc., Class A	430	17,811
Kerry Properties Ltd.	24,500	101,761
LendLease Group	1,415	12,602
Marcus & Millichap, Inc.(b)	145	5,742
RE/MAX Holdings, Inc., Class A	55	2,295
RMR Group, Inc. (The), Class A	201	13,268
Wharf Real Estate Investment Co., Ltd.	1,000	6,841
Total		166,005
Total Real Estate		447,565
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.2%
Electric Utilities 0.1%
El Paso Electric Co.	249	13,077
IDACORP, Inc.	211	20,573
Otter Tail Corp.	34	1,647
Portland General Electric Co.	425	20,536
Total		55,833
Gas Utilities 0.0%
Chesapeake Utilities Corp.	172	15,578
Independent Power and Renewable Electricity Producers 0.0%
Ormat Technologies, Inc.	227	13,100
Multi-Utilities 0.1%
AGL Energy Ltd.	3,550	55,468
Centrica PLC	41,048	73,436
Engie SA	5,758	92,169
NorthWestern Corp.	124	7,925
RWE AG	1,460	36,163
Total		265,161
Water Utilities 0.0%
SJW Corp.	68	4,077
Total Utilities		353,749
Total Common Stocks (Cost $9,002,105)		9,077,899

Equity Funds 17.8%
	Shares	Value ($)
International 3.3%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	181,857	1,111,144
Columbia Emerging Markets Fund, Institutional 3 Class(a)	223,639	2,694,853
Columbia Overseas Core Fund, Institutional 3 Class(a)	289,432	2,642,514
Columbia Overseas Value Fund, Institutional 3 Class(a)	122,955	1,102,912
Total		7,551,423

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	23

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Equity Funds (continued)
	Shares	Value ($)
U.S. Large Cap 14.4%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	151,391	3,594,020
Columbia Disciplined Core Fund, Institutional 3 Class(a)	800,782	9,208,997
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	714,084	6,176,828
Columbia Disciplined Value Fund, Institutional 3 Class(a)	722,928	6,730,457
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	509,436	6,744,928
Total		32,455,230
U.S. Small Cap 0.1%
Columbia Small Cap Index Fund, Institutional 3 Class(a)	6,955	153,776
Total Equity Funds (Cost $38,375,481)		40,160,429

Fixed-Income Funds 59.0%

Emerging Markets 1.3%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	263,079	2,896,506
High Yield 2.0%
Columbia Income Opportunities Fund, Institutional 3 Class(a)	467,329	4,448,969
Inflation Protected Securities 2.0%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	489,002	4,493,929
Investment Grade 53.7%
Columbia Corporate Income Fund, Institutional 3 Class(a)	1,584,004	15,649,957
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	1,083,059	10,516,504
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	310,880	3,096,363
Columbia Quality Income Fund, Institutional 3 Class(a)	6,053,323	32,566,879
Columbia Short Term Bond Fund, Institutional 3 Class(a)	1,605,559	15,878,976
Columbia Total Return Bond Fund, Institutional 3 Class(a)	1,507,411	13,476,256
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	2,703,849	29,715,306
Total		120,900,241
Total Fixed-Income Funds (Cost $135,218,308)		132,739,645

Money Market Funds 13.1%

Columbia Government Money Market Fund, Institutional 3 Class, 1.979%(a),(c)	844,570	844,570
Columbia Short-Term Cash Fund, 2.530%(a),(c)	28,626,985	28,624,122
Total Money Market Funds (Cost $29,470,860)		29,468,692
Total Investments in Securities (Cost: $227,237,677)		224,783,883
Other Assets & Liabilities, Net		424,641
Net Assets		225,208,524

At January 31, 2019, securities and/or cash totaling $475,088 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
165,000 DKK	25,506 USD	JPMorgan	03/20/2019	109	—
22,000 EUR	25,156 USD	JPMorgan	03/20/2019	—	(118)
252,000 ILS	68,811 USD	JPMorgan	03/20/2019	—	(698)
2,738,000 JPY	25,087 USD	JPMorgan	03/20/2019	—	(137)
429,000 NOK	50,216 USD	JPMorgan	03/20/2019	—	(749)
119,000 SGD	87,652 USD	JPMorgan	03/20/2019	—	(829)
24,889 USD	19,000 GBP	JPMorgan	03/20/2019	86	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
24,990 USD	19,000 GBP	JPMorgan	03/20/2019	—	(15)
18,833 USD	169,000 SEK	JPMorgan	03/20/2019	—	(91)
Total				195	(2,637)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	3	03/2019	USD	225,030	16,602	—
TOPIX Index	22	03/2019	JPY	344,960,000	—	(29,481)
U.S. Treasury 10-Year Note	125	03/2019	USD	15,308,594	204,828	—
Total					221,430	(29,481)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(55)	03/2019	USD	(2,927,650)	—	(249,142)
S&P 500 E-mini	(5)	03/2019	USD	(676,125)	—	(37,362)
Total					—	(286,504)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	3,194,000	(54,043)	—	—	—	(54,043)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	52,691	5,441	(58,132)	—	12,773	(5,903)	29,388	3,504	—
Columbia Alternative Beta Fund, Institutional 3 Class
	468,857	—	—	468,857	—	—	(684,531)	—	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class
	400,513	53,071	(266,903)	186,681	—	(65,220)	(253,764)	123,269	825,129
Columbia Contrarian Core Fund, Institutional 3 Class
	145,442	21,780	(15,831)	151,391	254,016	119,001	(645,671)	43,634	3,594,020
Columbia Contrarian Europe Fund, Institutional 3 Class
	177,322	34,849	(30,314)	181,857	14,981	13,787	(265,230)	16,396	1,111,144
Columbia Corporate Income Fund, Institutional 3 Class
	3,565,014	149,114	(2,130,124)	1,584,004	—	(1,121,721)	(491,888)	1,033,847	15,649,957
Columbia Disciplined Core Fund, Institutional 3 Class
	848,827	96,592	(144,637)	800,782	589,670	631,940	(1,459,435)	114,649	9,208,997
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	25

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Growth Fund, Institutional 3 Class
	749,257	117,876	(153,049)	714,084	787,581	149,720	(1,027,111)	14,948	6,176,828
Columbia Disciplined Small Core Fund, Institutional 3 Class
	18,600	—	(18,600)	—	—	(25,910)	23,679	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	685,269	121,490	(83,831)	722,928	544,907	150,855	(1,356,317)	128,852	6,730,457
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	404,687	23,259	(427,946)	—	—	(184,701)	39,549	—	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	317,745	20,579	(75,245)	263,079	—	(115,331)	(184,815)	169,765	2,896,506
Columbia Emerging Markets Fund, Institutional 3 Class
	235,570	19,301	(31,232)	223,639	—	104,589	(743,348)	8,893	2,694,853
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%
	—	938,240	(93,670)	844,570	—	—	—	8,050	844,570
Columbia Income Opportunities Fund, Institutional 3 Class
	532,001	32,604	(97,276)	467,329	—	(30,134)	(177,038)	239,359	4,448,969
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	518,143	28,449	(57,590)	489,002	—	(64,225)	(81,702)	154,301	4,493,929
Columbia Limited Duration Credit Fund, Institutional 3 Class
	1,226,761	44,499	(188,201)	1,083,059	—	(59,789)	(22,428)	276,790	10,516,504
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	386,780	22,042	(97,942)	310,880	9,914	(14,677)	82,963	144,326	3,096,363
Columbia Multi-Asset Income Fund, Institutional 3 Class
	904,167	62,244	—	966,411	—	—	(787,569)	584,824	8,784,673
Columbia Overseas Core Fund, Institutional 3 Class
	—	327,632	(38,200)	289,432	—	(31,794)	(273,792)	29,518	2,642,514
Columbia Overseas Value Fund, Institutional 3 Class
	462,157	45,349	(384,551)	122,955	22,444	726,395	(1,128,214)	21,119	1,102,912
Columbia Quality Income Fund, Institutional 3 Class
	6,961,590	272,619	(1,180,886)	6,053,323	—	(240,593)	425,803	969,769	32,566,879
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	503,728	76,233	(70,525)	509,436	585,665	198,342	(1,061,567)	92,801	6,744,928
Columbia Short Term Bond Fund, Institutional 3 Class
	—	1,635,745	(30,186)	1,605,559	—	535	112,091	56,754	15,878,976
Columbia Short-Term Cash Fund, 2.530%
	28,353,621	9,950,008	(9,676,644)	28,626,985	—	(586)	(2,243)	581,439	28,624,122
Columbia Small Cap Index Fund, Institutional 3 Class
	—	6,955	—	6,955	13,437	—	(22,392)	1,839	153,776
Columbia Total Return Bond Fund, Institutional 3 Class
	1,742,878	72,566	(308,033)	1,507,411	—	(109,105)	40,705	435,393	13,476,256
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	2,707,372	448,422	(451,945)	2,703,849	—	(435,011)	561,376	590,050	29,715,306
Total					2,835,388	(409,536)	(9,353,501)	5,844,089	215,705,984

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	27

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	13,337,218	—	—	—	13,337,218
Common Stocks
Communication Services	97,957	340,690	—	—	438,647
Consumer Discretionary	315,589	738,497	—	—	1,054,086
Consumer Staples	171,500	624,461	—	—	795,961
Energy	109,882	347,000	—	—	456,882
Financials	485,802	1,198,900	—	—	1,684,702
Health Care	445,377	687,546	—	—	1,132,923
Industrials	389,331	923,181	—	—	1,312,512
Information Technology	447,819	347,347	—	—	795,166
Materials	97,573	508,133	—	—	605,706
Real Estate	212,605	234,960	—	—	447,565
Utilities	96,513	257,236	—	—	353,749
Total Common Stocks	2,869,948	6,207,951	—	—	9,077,899
Equity Funds	40,160,429	—	—	—	40,160,429
Fixed-Income Funds	132,739,645	—	—	—	132,739,645
Money Market Funds	844,570	—	—	28,624,122	29,468,692
Total Investments in Securities	189,951,810	6,207,951	—	28,624,122	224,783,883
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	195	—	—	195
Futures Contracts	221,430	—	—	—	221,430
Liability
Forward Foreign Currency Exchange Contracts	—	(2,637)	—	—	(2,637)
Futures Contracts	(315,985)	—	—	—	(315,985)
Swap Contracts	—	(54,043)	—	—	(54,043)
Total	189,857,255	6,151,466	—	28,624,122	224,632,843
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2019
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	29

Portfolio of Investments
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.9%
	Shares	Value ($)
Columbia Alternative Beta Fund, Institutional 3 Class(a),(b)	468,857	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	570,509	2,521,647
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	2,141,025	19,461,920
Total Alternative Strategies Funds (Cost $28,840,858)		25,710,983

Common Stocks 2.7%
Issuer	Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
Nippon Telegraph & Telephone Corp.	3,700	159,056
Telenor ASA	5,639	106,576
Vonage Holdings Corp.(b)	2,300	20,953
Total		286,585
Entertainment 0.0%
Glu Mobile, Inc.(b)	2,250	21,915
Marcus Corp. (The)	80	3,566
Total		25,481
Media 0.0%
Entravision Communications Corp., Class A	2,900	11,426
MSG Networks, Inc., Class A(b)	1,100	24,640
National CineMedia, Inc.	3,475	24,012
RTL Group SA	2,143	117,149
TechTarget, Inc.(b)	200	2,900
TEGNA, Inc.	275	3,229
Total		183,356
Wireless Telecommunication Services 0.0%
Boingo Wireless, Inc.(b)	965	23,276
NTT DoCoMo, Inc.	5,800	139,356
Shenandoah Telecommunications Co.	575	27,387
Total		190,019
Total Communication Services		685,441
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components 0.0%
Dana, Inc.	420	7,400
Modine Manufacturing Co.(b)	600	8,778
Superior Industries International, Inc.	775	3,991
Tenneco, Inc.	630	21,849
Tower International, Inc.	720	20,945
Total		62,963
Automobiles 0.1%
Fiat Chrysler Automobiles NV(b)	6,593	112,576
Peugeot SA	5,511	138,711
Suzuki Motor Corp.	1,800	93,997
Total		345,284
Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.(b)	620	30,318
American Public Education, Inc.(b)	55	1,627
Weight Watchers International, Inc.(b)	780	24,960
Total		56,905
Hotels, Restaurants & Leisure 0.0%
BJ’s Restaurants, Inc.	450	22,424
Bloomin’ Brands, Inc.	580	10,689
Boyd Gaming Corp.	760	20,763
Brinker International, Inc.	590	23,907
Penn National Gaming, Inc.(b)	920	22,301
Sands China Ltd.	6,800	32,622
Total		132,706
Household Durables 0.1%
Berkeley Group Holdings PLC	3,320	163,425
Nikon Corp.	2,100	35,907
Persimmon PLC	773	24,079
Sony Corp.	3,200	160,342
Zagg, Inc.(b)	2,215	24,852
Total		408,605
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.0%
Malibu Boats, Inc., Class A(b)	630	25,546
Sturm Ruger & Co., Inc.	470	25,606
Total		51,152
Multiline Retail 0.0%
Wesfarmers Ltd.	5,309	124,542
Specialty Retail 0.0%
Abercrombie & Fitch Co., Class A	1,180	25,570
Bed Bath & Beyond, Inc.	950	14,335
DSW, Inc., Class A	240	6,540
Genesco, Inc.(b)	455	20,557
Hibbett Sports, Inc.(b)	1,150	18,791
MarineMax, Inc.(b)	960	17,069
Shoe Carnival, Inc.	585	21,575
Signet Jewelers Ltd.	535	13,033
Tailored Brands, Inc.	1,640	20,713
Total		158,183
Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	383	91,052
Burberry Group PLC	5,375	127,003
Deckers Outdoor Corp.(b)	228	29,287
Fossil Group, Inc.(b)	1,050	17,808
Kering SA	46	23,035
Movado Group, Inc.	630	20,128
Vera Bradley, Inc.(b)	300	2,685
Total		310,998
Total Consumer Discretionary		1,651,338
Consumer Staples 0.2%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(b)	46	11,461
Carlsberg A/S, Class B	950	108,569
Coca-Cola European Partners PLC	2,737	130,227
Heineken Holding NV	540	46,851
Kirin Holdings Co., Ltd.	3,400	81,171
Total		378,279
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.0%
Aeon Co., Ltd.	500	10,176
Ingles Markets, Inc., Class A	250	7,135
Koninklijke Ahold Delhaize NV	6,456	170,107
SpartanNash Co.	1,200	24,900
Weis Markets, Inc.	145	7,035
Total		219,353
Food Products 0.0%
Cal-Maine Foods, Inc.	150	6,327
Dean Foods Co.	1,150	4,796
John B. Sanfilippo & Son, Inc.	300	20,475
Nestlé SA, Registered Shares	2,264	196,792
Total		228,390
Personal Products 0.0%
Edgewell Personal Care Co.(b)	125	4,931
L’Oreal SA	151	36,313
Medifast, Inc.	230	29,265
Usana Health Sciences, Inc.(b)	232	27,167
Total		97,676
Tobacco 0.1%
Imperial Brands PLC	5,157	170,789
Swedish Match AB	3,044	136,147
Total		306,936
Total Consumer Staples		1,230,634
Energy 0.1%
Energy Equipment & Services 0.0%
Mammoth Energy Services, Inc.	1,060	23,458
Matrix Service Co.(b)	1,160	24,882
Profire Energy, Inc.(b)	2,200	3,674
Total		52,014
Oil, Gas & Consumable Fuels 0.1%
Arch Coal, Inc.	37	3,261
California Resources Corp.(b)	215	4,332
CVR Energy, Inc.	580	23,287
Delek U.S. Holdings, Inc.	80	2,601
Denbury Resources, Inc.(b)	9,300	18,879
Enagas SA	335	9,751
ENI SpA	8,944	151,573

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	31

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Equinor ASA	2,837	64,854
Neste OYJ	112	10,274
OMV AG	2,600	129,157
Peabody Energy Corp.	320	11,424
Renewable Energy Group, Inc.(b)	990	28,611
Repsol SA	237	4,159
REX American Resources Corp.(b)	95	6,928
Royal Dutch Shell PLC, Class B	5,185	161,073
Southwestern Energy Co.(b)	2,550	11,143
W&T Offshore, Inc.(b)	3,325	16,758
World Fuel Services Corp.	150	3,733
Total		661,798
Total Energy		713,812
Financials 0.5%
Banks 0.2%
BancFirst Corp.	90	4,831
Bancorp, Inc. (The)(b)	2,700	22,896
Bank Leumi Le-Israel BM	25,078	165,492
Banner Corp.	465	25,361
BNP Paribas SA	593	27,805
Cadence BanCorp	1,300	24,375
Cathay General Bancorp	775	28,768
City Holding Co.	45	3,226
Customers Bancorp, Inc.(b)	1,151	22,640
DBS Group Holdings Ltd.	8,300	147,927
Enterprise Financial Services Corp.	610	26,919
First BanCorp	3,250	34,613
First Merchants Corp.	280	10,256
Hancock Whitney Corp.	740	30,399
Hope Bancorp, Inc.	1,420	20,320
International Bancshares Corp.	680	24,120
Metropolitan Bank Holding Corp.(b)	75	2,625
OFG Bancorp	1,540	29,845
Preferred Bank	485	22,582
S&T Bancorp, Inc.	700	26,894
Societe Generale SA	3,710	115,249
Sumitomo Mitsui Financial Group, Inc.	4,900	182,290
United Overseas Bank Ltd.	3,200	59,972
Total		1,059,405
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.1%
3i Group PLC	3,410	37,999
Artisan Partners Asset Management, Inc., Class A	990	23,087
Cohen & Steers, Inc.	140	5,268
Daiwa Securities Group, Inc.	2,900	14,463
Federated Investors, Inc., Class B	120	3,136
Greenhill & Co., Inc.	470	11,778
Macquarie Group Ltd.	1,162	98,825
Oppenheimer Holdings, Inc., Class A	50	1,346
Schroders PLC	1,399	47,910
Waddell & Reed Financial, Inc., Class A	1,390	23,797
Total		267,609
Consumer Finance 0.0%
Curo Group Holdings Corp.(b)	450	5,625
Enova International, Inc.(b)	1,160	26,738
Nelnet, Inc., Class A	485	25,511
Total		57,874
Diversified Financial Services 0.0%
ORIX Corp.	10,700	161,397
Insurance 0.2%
Aegon NV	2,869	14,718
Ageas	471	21,877
Allianz SE, Registered Shares	986	208,696
American Equity Investment Life Holding Co.	1,010	31,633
Assicurazioni Generali SpA	8,627	151,030
Aviva PLC	8,879	48,225
AXA SA	7,367	170,711
CNP Assurances	1,572	35,698
Dai-ichi Life Holdings, Inc.	7,700	125,025
Employers Holdings, Inc.	585	24,787
Genworth Financial, Inc., Class A(b)	5,750	27,830
Universal Insurance Holdings, Inc.	681	25,687
Total		885,917

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.0%
AG Mortgage Investment Trust, Inc.	240	4,325
Arbor Realty Trust, Inc.	555	6,638
Ladder Capital Corp., Class A	1,714	29,669
Western Asset Mortgage Capital Corp.	1,900	18,164
Total		58,796
Thrifts & Mortgage Finance 0.0%
Essent Group Ltd.(b)	885	35,179
Federal Agricultural Mortgage Corp.	366	25,895
Merchants Bancorp	290	5,675
MGIC Investment Corp.(b)	3,055	38,126
NMI Holdings, Inc., Class A(b)	500	11,000
Radian Group, Inc.	1,870	35,979
Total		151,854
Total Financials		2,642,852
Health Care 0.4%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	410	9,340
Adaptimmune Therapeutics PLC, ADR(b)	725	3,531
Akebia Therapeutics, Inc.(b)	909	5,008
Alder Biopharmaceuticals, Inc.(b)	1,254	17,656
Array BioPharma, Inc.(b)	570	10,642
Atara Biotherapeutics, Inc.(b)	550	20,900
bluebird bio, Inc.(b)	103	13,743
Clovis Oncology, Inc.(b)	305	7,735
Dynavax Technologies Corp.(b)	840	9,257
Enanta Pharmaceuticals, Inc.(b)	60	4,766
Immunomedics, Inc.(b)	1,520	22,481
Insmed, Inc.(b)	558	13,565
Intercept Pharmaceuticals, Inc.(b)	120	14,482
Loxo Oncology, Inc.(b)	85	19,941
Mirati Therapeutics, Inc.(b)	300	19,824
Nightstar Therapeutics PLC, ADR(b)	608	8,287
Puma Biotechnology, Inc.(b)	420	11,710
Rubius Therapeutics, Inc.(b)	320	4,381
Sage Therapeutics, Inc.(b)	127	18,109
Sarepta Therapeutics, Inc.(b)	130	18,162
Common Stocks (continued)
Issuer	Shares	Value ($)
Spark Therapeutics, Inc.(b)	269	12,863
uniQure NV(b)	530	18,152
Total		284,535
Health Care Equipment & Supplies 0.0%
Accuray, Inc.(b)	750	3,300
Haemonetics Corp.(b)	59	5,836
Integer Holdings Corp.(b)	350	28,346
LeMaitre Vascular, Inc.	155	3,695
SurModics, Inc.(b)	485	27,776
Varex Imaging Corp.(b)	610	17,379
Total		86,332
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	3,100	85,440
Amedisys, Inc.(b)	40	5,247
Ensign Group, Inc. (The)	655	28,538
Patterson Companies, Inc.	1,200	26,748
Providence Service Corp. (The)(b)	355	22,770
RadNet, Inc.(b)	925	12,626
Tivity Health, Inc.(b)	810	18,031
Triple-S Management Corp., Class B(b)	1,380	27,821
Total		227,221
Life Sciences Tools & Services 0.0%
Luminex Corp.	450	12,550
Medpace Holdings, Inc.(b)	470	30,268
Syneos Health, Inc.(b)	670	34,197
Total		77,015
Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.(b)	390	18,338
ANI Pharmaceuticals, Inc.(b)	460	24,721
Astellas Pharma, Inc.	11,200	166,188
Dainippon Sumitomo Pharma Co., Ltd.	3,200	75,341
Endo International PLC(b)	2,415	23,546
GlaxoSmithKline PLC	8,764	169,802
GW Pharmaceuticals PLC, ADR(b)	75	10,706
H Lundbeck A/S	2,737	119,889
Horizon Pharma PLC(b)	770	16,547
Mallinckrodt PLC(b)	300	6,558
Medicines Co. (The)(b)	360	8,320

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	33

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Novartis AG, Registered Shares	1,621	140,999
Odonate Therapeutics, Inc.(b)	475	7,871
Phibro Animal Health Corp., Class A	410	12,800
Prestige Consumer Healthcare, Inc.(b)	350	9,772
Roche Holding AG, Genusschein Shares	1,114	295,681
Supernus Pharmaceuticals, Inc.(b)	325	12,392
Total		1,119,471
Total Health Care		1,794,574
Industrials 0.4%
Aerospace & Defense 0.0%
Dassault Aviation SA	83	123,597
National Presto Industries, Inc.	193	23,087
Total		146,684
Air Freight & Logistics 0.0%
Forward Air Corp.	80	4,682
Royal Mail PLC	1,111	3,907
SG Holdings Co., Ltd.	3,800	102,004
Total		110,593
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	2,817	71,129
International Consolidated Airlines Group SA	16,084	135,937
Japan Airlines Co., Ltd.	300	10,923
Total		217,989
Building Products 0.0%
Advanced Drainage Systems, Inc.	950	24,225
Continental Building Product(b)	900	23,706
Insteel Industries, Inc.	625	13,806
Masonite International Corp.(b)	195	11,154
NCI Building Systems, Inc.(b)	805	6,569
Quanex Building Products Corp.	515	8,060
Total		87,520
Commercial Services & Supplies 0.0%
Deluxe Corp.	245	11,508
Ennis, Inc.	500	9,920
HNI Corp.	665	25,849
Quad/Graphics, Inc.	1,330	17,968
SP Plus Corp.(b)	500	16,550
Total		81,795
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	4,057	167,635
CIMIC Group Ltd.	2,137	69,667
EMCOR Group, Inc.	165	10,763
Taisei Corp.	3,400	160,080
Total		408,145
Electrical Equipment 0.0%
Atkore International Group, Inc.(b)	1,240	28,756
Fuji Electric Co., Ltd.	4,100	126,710
Generac Holdings, Inc.(b)	620	32,817
Total		188,283
Machinery 0.1%
Atlas Copco AB, Class A	621	16,163
Federal Signal Corp.	1,180	25,936
Global Brass & Copper Holdings, Inc.	600	18,144
Gorman-Rupp Co.	215	7,428
Hillenbrand, Inc.	700	29,680
Kadant, Inc.	275	23,458
Meritor, Inc.(b)	410	8,479
Milacron Holdings Corp.(b)	1,470	20,374
Rexnord Corp.(b)	1,130	29,549
SPX FLOW, Inc.(b)	450	14,747
Sumitomo Heavy Industries Ltd.	3,400	115,339
Wabash National Corp.	1,610	22,443
Watts Water Technologies, Inc., Class A	55	4,118
Total		335,858
Professional Services 0.0%
Heidrick & Struggles International, Inc.	685	22,639
Kforce, Inc.	780	25,592
Korn/Ferry International	515	23,484
Wolters Kluwer NV	1,669	103,922
Total		175,637
Road & Rail 0.0%
ArcBest Corp.	695	26,146
Saia, Inc.(b)	320	19,190
USA Truck, Inc.(b)	160	2,858
Total		48,194

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	465	27,440
Ferguson PLC	915	61,134
Kaman Corp.	455	26,899
Toyota Tsusho Corp.	4,600	146,306
Total		261,779
Total Industrials		2,062,477
Information Technology 0.3%
Communications Equipment 0.0%
CalAmp Corp.(b)	600	8,646
InterDigital, Inc.	395	28,760
Netscout Systems, Inc.(b)	1,130	29,301
Total		66,707
Electronic Equipment, Instruments & Components 0.1%
AVX Corp.	710	12,602
Fabrinet (b)	575	32,683
Insight Enterprises, Inc.(b)	275	12,628
Novanta, Inc.	310	21,601
PC Connection, Inc.	515	17,062
Scansource, Inc.(b)	120	4,597
Tech Data Corp.(b)	368	35,192
Venture Corp., Ltd.	9,000	109,321
Total		245,686
IT Services 0.0%
CACI International, Inc., Class A(b)	27	4,514
Cardtronics PLC, Class A(b)	815	22,062
Cass Information Systems, Inc.	42	2,062
Computershare Ltd.	1,655	21,440
Endurance International Group Holdings Inc(b)	900	7,290
EVERTEC, Inc.	1,010	27,947
MAXIMUS, Inc.	515	36,117
TTEC Holdings, Inc.	410	13,706
Total		135,138
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	3,630	29,040
Cirrus Logic, Inc.(b)	825	30,649
Diodes, Inc.(b)	839	28,215
NXP Semiconductors NV	659	57,353
Common Stocks (continued)
Issuer	Shares	Value ($)
Photronics, Inc.(b)	1,075	11,492
Sumco Corp.	2,600	36,200
Synaptics, Inc.(b)	710	28,258
Tokyo Electron Ltd.	1,100	160,623
Total		381,830
Software 0.0%
CommVault Systems, Inc.(b)	495	32,705
HubSpot, Inc.(b)	173	27,387
j2 Global, Inc.	444	33,371
MicroStrategy, Inc., Class A(b)	48	6,091
Paylocity Holding Corp.(b)	400	28,412
Progress Software Corp.	800	28,984
Qualys, Inc.(b)	175	15,143
SPS Commerce, Inc.(b)	82	7,270
Tenable Holdings, Inc.(b)	765	21,175
TiVo Corp.	1,375	15,304
Total		215,842
Technology Hardware, Storage & Peripherals 0.1%
Brother Industries Ltd.	4,100	69,191
FUJIFILM Holdings Corp.	3,200	137,492
Immersion Corp.(b)	2,625	24,911
Total		231,594
Total Information Technology		1,276,797
Materials 0.2%
Chemicals 0.0%
Covestro AG	1,863	102,738
Stepan Co.	141	12,398
Trinseo SA	210	10,301
Total		125,437
Metals & Mining 0.1%
Anglo American PLC	4,429	112,859
BHP Group Ltd.	7,223	184,424
Materion Corp.	520	24,404
Rio Tinto PLC	3,993	219,308
Schnitzer Steel Industries, Inc., Class A	1,030	24,926
South32 Ltd.	6,872	17,584
Warrior Met Coal, Inc.	1,120	32,177
Total		615,682

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	35

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	1,380	33,644
UPM-Kymmene OYJ	4,868	140,747
Verso Corp., Class A(b)	1,010	24,917
Total		199,308
Total Materials		940,427
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Americold Realty Trust	840	24,629
Chatham Lodging Trust	250	5,052
CoreCivic, Inc.	1,430	28,414
CorEnergy Infrastructure Trust, Inc.	723	25,891
DiamondRock Hospitality Co.	2,000	20,320
EastGroup Properties, Inc.	215	22,244
GEO Group, Inc. (The)	1,330	29,991
Investors Real Estate Trust	419	24,667
Klepierre	2,654	91,011
Mirvac Group	42,410	74,361
Piedmont Office Realty Trust, Inc.	550	10,648
PS Business Parks, Inc.	203	29,474
Ryman Hospitality Properties, Inc.	75	6,026
Tanger Factory Outlet Centers, Inc.	360	8,190
Washington Prime Group, Inc.	4,575	25,986
Xenia Hotels & Resorts, Inc.	1,450	27,216
Total		454,120
Real Estate Management & Development 0.0%
Henderson Land Development Co., Ltd.	2,000	11,370
HFF, Inc., Class A	715	29,615
Kerry Properties Ltd.	37,500	155,757
LendLease Group	2,166	19,291
Marcus & Millichap, Inc.(b)	240	9,504
RE/MAX Holdings, Inc., Class A	95	3,964
RMR Group, Inc. (The), Class A	336	22,179
Wharf Real Estate Investment Co., Ltd.	2,000	13,682
Total		265,362
Total Real Estate		719,482
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.1%
Electric Utilities 0.0%
El Paso Electric Co.	415	21,796
IDACORP, Inc.	351	34,222
Otter Tail Corp.	55	2,665
Portland General Electric Co.	706	34,114
Total		92,797
Gas Utilities 0.0%
Chesapeake Utilities Corp.	285	25,812
Independent Power and Renewable Electricity Producers 0.0%
Ormat Technologies, Inc.	380	21,930
Multi-Utilities 0.1%
AGL Energy Ltd.	5,431	84,858
Centrica PLC	62,822	112,390
Engie SA	8,815	141,104
NorthWestern Corp.	205	13,101
RWE AG	2,235	55,359
Total		406,812
Water Utilities 0.0%
SJW Corp.	115	6,894
Total Utilities		554,245
Total Common Stocks (Cost $14,204,030)		14,272,079

Equity Funds 30.6%
	Shares	Value ($)
International 7.3%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	1,865,982	11,401,149
Columbia Emerging Markets Fund, Institutional 3 Class(a)	567,521	6,838,629
Columbia Overseas Core Fund, Institutional 3 Class(a)	1,316,936	12,023,623
Columbia Overseas Value Fund, Institutional 3 Class(a)	697,151	6,253,446
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	160,013	1,491,324
Total		38,008,171

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Equity Funds (continued)
	Shares	Value ($)
U.S. Large Cap 22.3%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	685,648	16,277,292
Columbia Disciplined Core Fund, Institutional 3 Class(a)	2,473,254	28,442,416
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	1,589,903	13,752,661
Columbia Disciplined Value Fund, Institutional 3 Class(a)	2,975,816	27,704,848
Columbia Large Cap Growth Fund, Institutional 3 Class(a),(b)	228,932	9,200,785
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	1,580,894	20,931,031
Total		116,309,033
U.S. Small Cap 1.0%
Columbia Small Cap Index Fund, Institutional 3 Class(a)	240,373	5,314,643
Total Equity Funds (Cost $154,546,662)		159,631,847

Fixed-Income Funds 49.7%

Emerging Markets 2.0%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	937,923	10,326,534
High Yield 3.6%
Columbia Income Opportunities Fund, Institutional 3 Class(a)	1,969,497	18,749,614
Inflation Protected Securities 1.0%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	565,167	5,193,884
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 43.1%
Columbia Corporate Income Fund, Institutional 3 Class(a)	2,561,473	25,307,349
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	1,229,048	11,934,056
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	779,685	7,765,663
Columbia Quality Income Fund, Institutional 3 Class(a)	13,145,834	70,724,586
Columbia Short Term Bond Fund, Institutional 3 Class(a)	2,611,334	25,826,098
Columbia Total Return Bond Fund, Institutional 3 Class(a)	2,994,592	26,771,650
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	5,124,759	56,321,104
Total		224,650,506
Total Fixed-Income Funds (Cost $263,985,579)		258,920,538

Money Market Funds 11.7%

Columbia Government Money Market Fund, Institutional 3 Class, 1.979%(a),(c)	2,568,342	2,568,342
Columbia Short-Term Cash Fund, 2.530%(a),(c)	58,297,720	58,291,890
Total Money Market Funds (Cost $60,864,059)		60,860,232
Total Investments in Securities (Cost: $522,441,188)		519,395,679
Other Assets & Liabilities, Net		1,941,983
Net Assets		521,337,662

At January 31, 2019, securities and/or cash totaling $2,021,087 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
253,000 DKK	39,108 USD	JPMorgan	03/20/2019	168	—
34,000 EUR	38,877 USD	JPMorgan	03/20/2019	—	(182)
386,000 ILS	105,401 USD	JPMorgan	03/20/2019	—	(1,070)
4,189,000 JPY	38,382 USD	JPMorgan	03/20/2019	—	(209)
657,000 NOK	76,905 USD	JPMorgan	03/20/2019	—	(1,147)
182,000 SGD	134,056 USD	JPMorgan	03/20/2019	—	(1,267)
37,989 USD	29,000 GBP	JPMorgan	03/20/2019	131	—
39,458 USD	30,000 GBP	JPMorgan	03/20/2019	—	(23)
28,750 USD	258,000 SEK	JPMorgan	03/20/2019	—	(140)
Total				299	(4,038)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	37

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	82	03/2019	USD	6,150,820	453,794	—
S&P 500 E-mini	75	03/2019	USD	10,141,875	560,064	—
TOPIX Index	91	03/2019	JPY	1,426,880,000	—	(121,945)
U.S. Treasury 10-Year Note	185	03/2019	USD	22,656,719	303,146	—
Total					1,317,004	(121,945)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(162)	03/2019	USD	(8,623,260)	—	(733,838)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	11,443,000	(193,619)	—	—	—	(193,619)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	179,129	12,760	(191,889)	—	44,881	62,863	10,764	12,313	—
Columbia Alternative Beta Fund, Institutional 3 Class
	468,857	—	—	468,857	—	—	(684,531)	—	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class
	1,229,507	177,114	(836,112)	570,509	—	(221,531)	(753,112)	374,994	2,521,647
Columbia Contrarian Core Fund, Institutional 3 Class
	714,178	76,214	(104,744)	685,648	1,191,501	1,206,180	(3,714,497)	204,673	16,277,292
Columbia Contrarian Europe Fund, Institutional 3 Class
	2,000,650	122,584	(257,252)	1,865,982	161,337	(317)	(2,874,120)	176,573	11,401,149
Columbia Corporate Income Fund, Institutional 3 Class
	5,783,333	219,223	(3,441,083)	2,561,473	—	(1,754,109)	(873,733)	1,673,470	25,307,349
Columbia Disciplined Core Fund, Institutional 3 Class
	2,645,533	257,399	(429,678)	2,473,254	1,814,599	2,660,797	(5,262,129)	352,812	28,442,416
Columbia Disciplined Growth Fund, Institutional 3 Class
	1,973,248	291,146	(674,491)	1,589,903	1,701,606	1,140,308	(2,960,112)	32,296	13,752,661
Columbia Disciplined Small Core Fund, Institutional 3 Class
	669,585	5,824	(675,409)	—	—	(1,600,701)	1,518,974	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	3,032,102	393,200	(449,486)	2,975,816	2,314,039	817,351	(6,008,478)	547,191	27,704,848
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	948,150	29,597	(977,747)	—	—	(535,744)	196,754	—	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	1,055,273	73,090	(190,440)	937,923	—	(87,242)	(908,536)	576,227	10,326,534
Columbia Emerging Markets Fund, Institutional 3 Class
	618,126	37,949	(88,554)	567,521	—	323,725	(1,968,634)	22,619	6,838,629
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%
	—	2,942,295	(373,953)	2,568,342	—	—	—	24,300	2,568,342
Columbia Income Opportunities Fund, Institutional 3 Class
	2,142,454	119,482	(292,439)	1,969,497	—	(105,920)	(741,702)	973,570	18,749,614
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	597,419	33,266	(65,518)	565,167	—	(15,491)	(156,316)	179,496	5,193,884
Columbia Large Cap Growth Fund, Institutional 3 Class
	295,972	31,157	(98,197)	228,932	717,428	1,904,829	(2,708,257)	—	9,200,785
Columbia Limited Duration Credit Fund, Institutional 3 Class
	1,384,400	47,924	(203,276)	1,229,048	—	(75,240)	(15,634)	309,349	11,934,056
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	918,629	44,783	(183,727)	779,685	24,769	(29,477)	192,213	350,585	7,765,663
Columbia Multi-Asset Income Fund, Institutional 3 Class
	2,003,128	137,898	(1)	2,141,025	—	—	(1,744,811)	1,295,643	19,461,920
Columbia Overseas Core Fund, Institutional 3 Class
	—	1,424,575	(107,639)	1,316,936	—	(104,742)	(1,268,388)	132,533	12,023,623
Columbia Overseas Value Fund, Institutional 3 Class
	2,040,703	353,939	(1,697,491)	697,151	114,841	2,735,567	(4,697,396)	114,264	6,253,446
Columbia Pacific/Asia Fund, Institutional 3 Class
	141,474	31,859	(13,320)	160,013	121,129	31,250	(410,831)	10,277	1,491,324
Columbia Quality Income Fund, Institutional 3 Class
	15,250,681	499,800	(2,604,647)	13,145,834	—	(536,181)	927,687	2,106,813	70,724,586
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	1,677,191	208,700	(304,997)	1,580,894	1,787,545	898,369	(3,619,440)	288,750	20,931,031
Columbia Short Term Bond Fund, Institutional 3 Class
	—	2,699,081	(87,747)	2,611,334	—	591	182,324	92,446	25,826,098
Columbia Short-Term Cash Fund, 2.530%
	59,800,964	26,390,011	(27,893,255)	58,297,720	—	(1,836)	(4,061)	1,210,096	58,291,890
Columbia Small Cap Index Fund, Institutional 3 Class
	—	240,373	—	240,373	464,399	—	(773,891)	63,542	5,314,643
Columbia Total Return Bond Fund, Institutional 3 Class
	3,424,403	121,483	(551,294)	2,994,592	—	(199,587)	66,922	855,995	26,771,650
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	4,906,987	1,029,688	(811,916)	5,124,759	—	(420,875)	697,291	1,085,672	56,321,104
Total					10,458,074	6,092,837	(38,355,680)	13,066,499	505,123,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	39

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	25,710,983	—	—	—	25,710,983
Common Stocks
Communication Services	163,304	522,137	—	—	685,441
Consumer Discretionary	524,047	1,127,291	—	—	1,651,338
Consumer Staples	273,719	956,915	—	—	1,230,634
Energy	182,971	530,841	—	—	713,812
Financials	807,543	1,835,309	—	—	2,642,852
Health Care	741,234	1,053,340	—	—	1,794,574
Industrials	648,024	1,414,453	—	—	2,062,477
Information Technology	742,530	534,267	—	—	1,276,797
Materials	162,767	777,660	—	—	940,427
Real Estate	354,010	365,472	—	—	719,482
Utilities	160,534	393,711	—	—	554,245
Total Common Stocks	4,760,683	9,511,396	—	—	14,272,079
Equity Funds	159,631,847	—	—	—	159,631,847
Fixed-Income Funds	258,920,538	—	—	—	258,920,538
Money Market Funds	2,568,342	—	—	58,291,890	60,860,232
Total Investments in Securities	451,592,393	9,511,396	—	58,291,890	519,395,679
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	299	—	—	299
Futures Contracts	1,317,004	—	—	—	1,317,004
Liability
Forward Foreign Currency Exchange Contracts	—	(4,038)	—	—	(4,038)
Futures Contracts	(855,783)	—	—	—	(855,783)
Swap Contracts	—	(193,619)	—	—	(193,619)
Total	452,053,614	9,314,038	—	58,291,890	519,659,542
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	41

Portfolio of Investments
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 3.7%
	Shares	Value ($)
Columbia Alternative Beta Fund, Institutional 3 Class(a),(b)	468,858	3,727,415
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,124,092	13,808,486
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	4,083,799	37,121,729
Total Alternative Strategies Funds (Cost $61,840,811)		54,657,630

Common Stocks 2.2%
Issuer	Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
China Communications Services Corp., Ltd., Class H	134,000	125,802
Nippon Telegraph & Telephone Corp.	3,700	159,056
Telenor ASA	7,992	151,047
Vonage Holdings Corp.(b)	11,400	103,854
Total		539,759
Entertainment 0.0%
Glu Mobile, Inc.(b)	11,000	107,140
Marcus Corp. (The)	400	17,828
Total		124,968
Interactive Media & Services 0.0%
Momo, Inc., ADR(b)	3,910	118,981
YY, Inc., ADR(b)	327	22,704
Total		141,685
Media 0.0%
Entravision Communications Corp., Class A	14,300	56,342
MSG Networks, Inc., Class A(b)	5,450	122,080
National CineMedia, Inc.	17,200	118,852
RTL Group SA	1,013	55,377
TechTarget, Inc.(b)	1,000	14,500
TEGNA, Inc.	1,300	15,262
Total		382,413
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.0%
Boingo Wireless, Inc.(b)	4,750	114,570
NTT DoCoMo, Inc.	4,300	103,315
Shenandoah Telecommunications Co.	2,825	134,555
Total		352,440
Total Communication Services		1,541,265
Consumer Discretionary 0.3%
Auto Components 0.0%
Dana, Inc.	2,050	36,121
Magna International, Inc.	3,272	173,169
Modine Manufacturing Co.(b)	2,900	42,427
Superior Industries International, Inc.	3,900	20,085
Tenneco, Inc.	3,100	107,508
Tower International, Inc.	3,550	103,269
Total		482,579
Automobiles 0.0%
Fiat Chrysler Automobiles NV(b)	3,545	60,531
Peugeot SA	2,088	52,555
Suzuki Motor Corp.	3,200	167,106
Total		280,192
Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.(b)	3,075	150,368
American Public Education, Inc.(b)	275	8,137
Weight Watchers International, Inc.(b)	3,840	122,880
Total		281,385
Hotels, Restaurants & Leisure 0.1%
BJ’s Restaurants, Inc.	2,225	110,872
Bloomin’ Brands, Inc.	3,100	57,133
Boyd Gaming Corp.	3,750	102,450
Brinker International, Inc.	2,900	117,508
Penn National Gaming, Inc.(b)	4,550	110,292
Total		498,255
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.0%
Berkeley Group Holdings PLC	2,717	133,742
Persimmon PLC	3,368	104,915
Sony Corp.	2,700	135,289
Zagg, Inc.(b)	10,900	122,298
Total		496,244
Leisure Products 0.0%
Malibu Boats, Inc., Class A(b)	3,100	125,705
Sturm Ruger & Co., Inc.	2,325	126,666
Total		252,371
Multiline Retail 0.0%
Next PLC	151	9,599
Wesfarmers Ltd.	3,227	75,701
Total		85,300
Specialty Retail 0.1%
Abercrombie & Fitch Co., Class A	5,800	125,686
Bed Bath & Beyond, Inc.	4,700	70,923
DSW, Inc., Class A	1,200	32,700
Genesco, Inc.(b)	2,250	101,655
Hibbett Sports, Inc.(b)	5,650	92,321
MarineMax, Inc.(b)	4,700	83,566
Shoe Carnival, Inc.	2,875	106,030
Signet Jewelers Ltd.	2,625	63,945
Tailored Brands, Inc.	8,150	102,934
Total		779,760
Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	92	21,871
Burberry Group PLC	5,710	134,919
Deckers Outdoor Corp.(b)	1,120	143,864
Fossil Group, Inc.(b)	5,150	87,344
Kering SA	108	54,082
Movado Group, Inc.	3,105	99,205
Vera Bradley, Inc.(b)	1,500	13,425
Total		554,710
Total Consumer Discretionary		3,710,796
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 0.1%
Beverages 0.0%
Boston Beer Co., Inc. (The), Class A(b)	225	56,061
Coca-Cola European Partners PLC	2,505	119,188
Heineken Holding NV	188	16,311
Total		191,560
Food & Staples Retailing 0.1%
Clicks Group Ltd.	692	10,273
Ingles Markets, Inc., Class A	1,100	31,394
J. Sainsbury PLC	11,561	43,246
Koninklijke Ahold Delhaize NV	6,953	183,202
Loblaw Companies Ltd.	400	19,371
President Chain Store Corp.	1,000	10,622
SPAR Group Ltd. (The)	2,818	42,522
SpartanNash Co.	5,900	122,425
Wal-Mart de Mexico SAB de CV, Class V	8,032	21,098
Weis Markets, Inc.	725	35,177
Total		519,330
Food Products 0.0%
Cal-Maine Foods, Inc.	725	30,581
Dean Foods Co.	5,700	23,769
John B. Sanfilippo & Son, Inc.	1,490	101,692
Nestlé SA, Registered Shares	317	27,554
Uni-President Enterprises Corp.	62,000	146,921
Total		330,517
Personal Products 0.0%
Edgewell Personal Care Co.(b)	625	24,656
Medifast, Inc.	1,130	143,781
Usana Health Sciences, Inc.(b)	1,140	133,494
Total		301,931
Tobacco 0.0%
Eastern Tobacco	57,561	54,891
Imperial Brands PLC	5,060	167,577
Swedish Match AB	2,921	130,646
Total		353,114
Total Consumer Staples		1,696,452

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	43

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.0%
Mammoth Energy Services, Inc.	5,225	115,629
Matrix Service Co.(b)	5,700	122,265
Profire Energy, Inc.(b)	10,800	18,036
Total		255,930
Oil, Gas & Consumable Fuels 0.1%
Arch Coal, Inc.	180	15,863
California Resources Corp.(b)	1,050	21,158
Canadian Natural Resources Ltd.	400	10,737
China Petroleum & Chemical Corp., Class H	184,000	153,860
CVR Energy, Inc.	2,875	115,431
Delek U.S. Holdings, Inc.	400	13,004
Denbury Resources, Inc.(b)	46,000	93,380
ENI SpA	6,117	103,664
Imperial Oil Ltd.	4,300	122,002
Motor Oil Hellas Corinth Refineries SA	2,692	67,017
OMV AG	1,522	75,606
Peabody Energy Corp.	1,575	56,228
PT Bukit Asam Tbk	290,500	89,879
PTT PCL	58,300	90,787
Renewable Energy Group, Inc.(b)	4,875	140,888
REX American Resources Corp.(b)	470	34,277
Southwestern Energy Co.(b)	12,600	55,062
W&T Offshore, Inc.(b)	16,300	82,152
World Fuel Services Corp.	700	17,423
Total		1,358,418
Total Energy		1,614,348
Financials 0.4%
Banks 0.2%
Agricultural Bank of China Ltd., Class H	178,000	84,275
Akbank T.A.S.	33,059	45,302
BancFirst Corp.	450	24,156
Bancorp, Inc. (The)(b)	13,300	112,784
Bank Leumi Le-Israel BM	15,891	104,866
Banner Corp.	2,275	124,078
Cadence BanCorp	6,400	120,000
Cathay General Bancorp	3,900	144,768
Common Stocks (continued)
Issuer	Shares	Value ($)
City Holding Co.	220	15,770
CTBC Financial Holding Co., Ltd.	52,000	35,409
Customers Bancorp, Inc.(b)	5,650	111,136
DBS Group Holdings Ltd.	3,600	64,161
Enterprise Financial Services Corp.	3,000	132,390
First BanCorp	16,000	170,400
First Merchants Corp.	1,375	50,366
Hancock Whitney Corp.	3,650	149,942
Hope Bancorp, Inc.	7,000	100,170
International Bancshares Corp.	3,340	118,470
Metropolitan Bank Holding Corp.(b)	375	13,125
OFG Bancorp	7,600	147,288
Postal Savings Bank of China Co., Ltd.(c)	19,000	10,692
Preferred Bank	2,400	111,744
Qatar National Bank QPSC	880	47,847
Royal Bank of Canada	2,400	182,692
S&T Bancorp, Inc.	3,400	130,628
Sberbank of Russia PJSC	16,690	55,633
Societe Generale SA	3,638	113,012
Standard Bank Group Ltd.	12,703	187,683
Sumitomo Mitsui Financial Group, Inc.	1,000	37,202
Toronto-Dominion Bank (The)	700	39,423
Turkiye Is Bankasi AS	43,134	47,420
Total		2,832,832
Capital Markets 0.0%
Artisan Partners Asset Management, Inc., Class A	4,900	114,268
CI Financial Corp.	300	4,039
Cohen & Steers, Inc.	700	26,341
Daiwa Securities Group, Inc.	7,900	39,399
Federated Investors, Inc., Class B	600	15,678
Greenhill & Co., Inc.	2,300	57,638
Oppenheimer Holdings, Inc., Class A	250	6,733
Waddell & Reed Financial, Inc., Class A	6,850	117,272
Total		381,368
Consumer Finance 0.0%
Curo Group Holdings Corp.(b)	1,650	20,625
Enova International, Inc.(b)	5,700	131,385
Nelnet, Inc., Class A	2,375	124,925
Total		276,935

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 0.0%
EXOR NV	97	6,195
ORIX Corp.	9,000	135,755
Total		141,950
Insurance 0.1%
Aegon NV	5,290	27,138
Allianz SE, Registered Shares	1,012	214,199
American Equity Investment Life Holding Co.	5,000	156,600
Assicurazioni Generali SpA	9,709	169,972
AXA SA	7,266	168,371
CNP Assurances	952	21,619
Dai-ichi Life Holdings, Inc.	3,200	51,958
Employers Holdings, Inc.	2,875	121,814
Genworth Financial, Inc., Class A(b)	28,300	136,972
Porto Seguro SA	9,000	138,386
Universal Insurance Holdings, Inc.	3,342	126,060
Total		1,333,089
Mortgage Real Estate Investment Trusts (REITS) 0.0%
AG Mortgage Investment Trust, Inc.	1,200	21,624
Arbor Realty Trust, Inc.	2,726	32,603
Ladder Capital Corp., Class A	8,423	145,802
Western Asset Mortgage Capital Corp.	9,400	89,864
Total		289,893
Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.(b)	4,375	173,906
Federal Agricultural Mortgage Corp.	1,820	128,765
Merchants Bancorp	1,450	28,377
MGIC Investment Corp.(b)	15,100	188,448
NMI Holdings, Inc., Class A(b)	2,500	55,000
Radian Group, Inc.	9,250	177,970
Total		752,466
Total Financials		6,008,533
Health Care 0.3%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	2,050	46,699
Adaptimmune Therapeutics PLC, ADR(b)	3,600	17,532
Akebia Therapeutics, Inc.(b)	4,497	24,778
Alder Biopharmaceuticals, Inc.(b)	6,215	87,507
Common Stocks (continued)
Issuer	Shares	Value ($)
Array BioPharma, Inc.(b)	2,800	52,276
Atara Biotherapeutics, Inc.(b)	2,700	102,600
bluebird bio, Inc.(b)	500	66,715
Clovis Oncology, Inc.(b)	1,475	37,406
Dynavax Technologies Corp.(b)	4,145	45,678
Enanta Pharmaceuticals, Inc.(b)	300	23,829
Immunomedics, Inc.(b)	7,480	110,629
Insmed, Inc.(b)	2,710	65,880
Intercept Pharmaceuticals, Inc.(b)	600	72,408
Loxo Oncology, Inc.(b)	415	97,359
Mirati Therapeutics, Inc.(b)	1,485	98,129
Nightstar Therapeutics PLC, ADR(b)	2,909	39,650
Puma Biotechnology, Inc.(b)	2,075	57,851
Rubius Therapeutics, Inc.(b)	1,600	21,904
Sage Therapeutics, Inc.(b)	635	90,545
Sarepta Therapeutics, Inc.(b)	645	90,113
Spark Therapeutics, Inc.(b)	1,310	62,644
uniQure NV(b)	2,630	90,078
Total		1,402,210
Health Care Equipment & Supplies 0.0%
Accuray, Inc.(b)	3,600	15,840
Haemonetics Corp.(b)	290	28,684
Integer Holdings Corp.(b)	1,720	139,303
LeMaitre Vascular, Inc.	750	17,880
SurModics, Inc.(b)	2,375	136,016
Varex Imaging Corp.(b)	3,000	85,470
Total		423,193
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	2,000	55,123
Amedisys, Inc.(b)	200	26,232
Ensign Group, Inc. (The)	3,250	141,602
Patterson Companies, Inc.	5,950	132,625
Providence Service Corp. (The)(b)	1,740	111,604
RadNet, Inc.(b)	4,500	61,425
Tivity Health, Inc.(b)	4,000	89,040
Triple-S Management Corp., Class B(b)	6,835	137,794
Total		755,445

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	45

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.0%
Luminex Corp.	2,250	62,752
Medpace Holdings, Inc.(b)	2,425	156,170
Syneos Health, Inc.(b)	3,300	168,432
Total		387,354
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	1,940	91,219
ANI Pharmaceuticals, Inc.(b)	2,275	122,258
Astellas Pharma, Inc.	10,600	157,285
Eisai Co., Ltd.	900	69,882
Endo International PLC(b)	11,800	115,050
GlaxoSmithKline PLC	8,694	168,446
GW Pharmaceuticals PLC, ADR(b)	370	52,818
H Lundbeck A/S	461	20,193
Horizon Pharma PLC(b)	3,800	81,662
Mallinckrodt PLC(b)	1,450	31,697
Medicines Co. (The)(b)	1,790	41,367
Novartis AG, Registered Shares	1,000	86,983
Novo Nordisk A/S, Class B	1,015	47,339
Odonate Therapeutics, Inc.(b)	2,400	39,768
Phibro Animal Health Corp., Class A	2,025	63,220
Prestige Consumer Healthcare, Inc.(b)	1,725	48,162
Roche Holding AG, Genusschein Shares	984	261,176
Supernus Pharmaceuticals, Inc.(b)	1,575	60,055
Total		1,558,580
Total Health Care		4,526,782
Industrials 0.3%
Aerospace & Defense 0.0%
Dassault Aviation SA	90	134,021
National Presto Industries, Inc.	950	113,639
Safran SA	80	10,485
Total		258,145
Air Freight & Logistics 0.0%
Forward Air Corp.	375	21,949
Airlines 0.0%
International Consolidated Airlines Group SA	17,554	148,362
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.1%
Advanced Drainage Systems, Inc.	4,650	118,575
Continental Building Product(b)	4,440	116,950
Insteel Industries, Inc.	3,075	67,927
Masonite International Corp.(b)	950	54,340
NCI Building Systems, Inc.(b)	3,900	31,824
Quanex Building Products Corp.	2,550	39,907
Total		429,523
Commercial Services & Supplies 0.0%
Deluxe Corp.	1,200	56,364
Ennis, Inc.	2,450	48,608
HNI Corp.	3,275	127,299
Quad/Graphics, Inc.	6,550	88,491
SP Plus Corp.(b)	2,450	81,095
Total		401,857
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,269	52,435
CIMIC Group Ltd.	4,582	149,375
EMCOR Group, Inc.	820	53,488
GS Engineering & Construction Corp.	1,750	74,178
Taisei Corp.	3,700	174,205
Total		503,681
Electrical Equipment 0.0%
Atkore International Group, Inc.(b)	6,100	141,459
Fuji Electric Co., Ltd.	1,600	49,448
Generac Holdings, Inc.(b)	3,050	161,436
Total		352,343
Industrial Conglomerates 0.0%
CITIC Ltd.	106,000	160,576
Machinery 0.1%
Federal Signal Corp.	5,800	127,484
Global Brass & Copper Holdings, Inc.	2,975	89,964
Gorman-Rupp Co.	1,050	36,278
Hillenbrand, Inc.	3,400	144,160
Kadant, Inc.	1,360	116,008
Meritor, Inc.(b)	2,050	42,394
Milacron Holdings Corp.(b)	7,250	100,485
Rexnord Corp.(b)	5,550	145,132

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sinotruk Hong Kong Ltd.	35,000	64,826
SPX FLOW, Inc.(b)	2,225	72,913
Wabash National Corp.	7,950	110,823
Watts Water Technologies, Inc., Class A	260	19,466
Weichai Power Co., Ltd., Class H	95,000	128,216
Total		1,198,149
Professional Services 0.0%
Heidrick & Struggles International, Inc.	3,375	111,544
Kforce, Inc.	3,850	126,318
Korn/Ferry International	2,525	115,140
Total		353,002
Road & Rail 0.0%
ArcBest Corp.	3,420	128,660
Canadian Pacific Railway Ltd.	100	20,496
Saia, Inc.(b)	1,585	95,053
USA Truck, Inc.(b)	800	14,288
Total		258,497
Trading Companies & Distributors 0.0%
Applied Industrial Technologies, Inc.	2,300	135,723
Ferguson PLC	427	28,529
Kaman Corp.	2,250	133,020
Mitsubishi Corp.	300	8,793
Total		306,065
Total Industrials		4,392,149
Information Technology 0.3%
Communications Equipment 0.0%
CalAmp Corp.(b)	3,000	43,230
InterDigital, Inc.	1,950	141,980
Netscout Systems, Inc.(b)	5,550	143,911
Telefonaktiebolaget LM Ericsson, Class B	1,094	9,716
Total		338,837
Electronic Equipment, Instruments & Components 0.1%
AU Optronics Corp.	44,000	17,248
AVX Corp.	3,500	62,125
Chimei Innolux Corp.	217,000	74,833
Fabrinet (b)	2,850	161,994
Hitachi Ltd.	3,600	113,251
Insight Enterprises, Inc.(b)	1,375	63,140
Common Stocks (continued)
Issuer	Shares	Value ($)
Novanta, Inc.	1,530	106,610
PC Connection, Inc.	2,525	83,653
Scansource, Inc.(b)	600	22,986
Tech Data Corp.(b)	1,885	180,263
Venture Corp., Ltd.	5,900	71,666
Total		957,769
IT Services 0.0%
CACI International, Inc., Class A(b)	135	22,569
Cardtronics PLC, Class A(b)	4,025	108,957
Cass Information Systems, Inc.	210	10,309
Endurance International Group Holdings Inc(b)	4,400	35,640
EVERTEC, Inc.	4,975	137,658
MAXIMUS, Inc.	2,540	178,130
TTEC Holdings, Inc.	2,000	66,860
Total		560,123
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	17,870	142,960
Cirrus Logic, Inc.(b)	4,075	151,386
Diodes, Inc.(b)	4,140	139,228
GlobalWafers Co., Ltd.	9,000	88,999
Novatek Microelectronics	23,000	120,831
Photronics, Inc.(b)	5,300	56,657
Synaptics, Inc.(b)	3,475	138,305
Tokyo Electron Ltd.	300	43,806
Total		882,172
Software 0.1%
CommVault Systems, Inc.(b)	2,450	161,871
HubSpot, Inc.(b)	850	134,563
j2 Global, Inc.	2,185	164,225
MicroStrategy, Inc., Class A(b)	240	30,454
Paylocity Holding Corp.(b)	1,900	134,957
Progress Software Corp.	3,950	143,108
Qualys, Inc.(b)	850	73,551
SPS Commerce, Inc.(b)	410	36,351
Tenable Holdings, Inc.(b)	3,775	104,492
TiVo Corp.	6,700	74,571
Total		1,058,143

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	47

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.0%
Immersion Corp.(b)	12,900	122,421
Samsung Electronics Co., Ltd.	6,711	279,809
Total		402,230
Total Information Technology		4,199,274
Materials 0.1%
Chemicals 0.0%
Covestro AG	1,804	99,485
Stepan Co.	690	60,672
Trinseo SA	1,025	50,276
Total		210,433
Metals & Mining 0.1%
BHP Group Ltd.	6,889	175,896
Materion Corp.	2,550	119,671
Rio Tinto PLC	3,597	197,559
Schnitzer Steel Industries, Inc., Class A	5,100	123,420
Teck Resources Ltd., Class B	3,900	94,981
Warrior Met Coal, Inc.	5,500	158,015
Total		869,542
Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	6,800	165,784
UPM-Kymmene OYJ	3,512	101,541
Verso Corp., Class A(b)	4,950	122,117
West Fraser Timber Co., Ltd.	2,400	142,964
Total		532,406
Total Materials		1,612,381
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Americold Realty Trust	4,150	121,678
Chatham Lodging Trust	1,250	25,263
CoreCivic, Inc.	7,050	140,083
CorEnergy Infrastructure Trust, Inc.	3,566	127,698
DiamondRock Hospitality Co.	9,800	99,568
EastGroup Properties, Inc.	1,060	109,668
GEO Group, Inc. (The)	6,550	147,702
Investors Real Estate Trust	2,043	120,271
Mirvac Group	33,714	59,113
Piedmont Office Realty Trust, Inc.	2,700	52,272
Common Stocks (continued)
Issuer	Shares	Value ($)
PS Business Parks, Inc.	998	144,900
Ryman Hospitality Properties, Inc.	380	30,533
Tanger Factory Outlet Centers, Inc.	1,750	39,813
Washington Prime Group, Inc.	22,500	127,800
Xenia Hotels & Resorts, Inc.	7,150	134,206
Total		1,480,568
Real Estate Management & Development 0.0%
CK Asset Holdings Ltd.	12,000	101,026
Emaar Properties PJSC	57,868	68,242
HFF, Inc., Class A	3,525	146,006
Kerry Properties Ltd.	10,000	41,535
Marcus & Millichap, Inc.(b)	1,175	46,530
RE/MAX Holdings, Inc., Class A	450	18,774
RMR Group, Inc. (The), Class A	1,645	108,586
Shimao Property Holdings Ltd.	8,000	22,781
Swire Pacific Ltd., Class A	500	5,922
Total		559,402
Total Real Estate		2,039,970
Utilities 0.1%
Electric Utilities 0.1%
CEZ AS	2,020	50,894
El Paso Electric Co.	2,050	107,666
Enel SpA	2,671	16,099
IDACORP, Inc.	1,730	168,675
Inter RAO UES PJSC	805,000	47,103
Manila Electric Co.	3,980	27,998
Otter Tail Corp.	275	13,324
Portland General Electric Co.	3,485	168,395
Total		600,154
Gas Utilities 0.0%
Chesapeake Utilities Corp.	1,410	127,704
Independent Power and Renewable Electricity Producers 0.0%
Ormat Technologies, Inc.	1,850	106,763
Multi-Utilities 0.0%
Centrica PLC	17,257	30,873
Engie SA	10,921	174,814

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
NorthWestern Corp.	1,025	65,508
RWE AG	410	10,155
Total		281,350
Water Utilities 0.0%
SJW Corp.	550	32,973
Total Utilities		1,148,944
Total Common Stocks (Cost $32,439,688)		32,490,894

Equity Funds 42.0%
	Shares	Value ($)
International 11.4%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	6,898,163	42,147,774
Columbia Emerging Markets Fund, Institutional 3 Class(a)	3,061,939	36,896,370
Columbia Overseas Core Fund, Institutional 3 Class(a)	3,610,483	32,963,708
Columbia Overseas Value Fund, Institutional 3 Class(a)	2,118,039	18,998,807
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	3,938,288	36,704,849
Total		167,711,508
U.S. Large Cap 29.2%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	2,769,016	65,736,428
Columbia Disciplined Core Fund, Institutional 3 Class(a)	5,442,297	62,586,418
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	6,999,353	60,544,400
Columbia Disciplined Value Fund, Institutional 3 Class(a)	9,806,640	91,299,822
Columbia Large Cap Growth Fund, Institutional 3 Class(a),(b)	541,001	21,742,847
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	4,550,296	60,245,922
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	2,233,285	34,772,250
Columbia Select Large Cap Value Fund, Institutional 3 Class(a)	1,210,948	30,721,744
Total		427,649,831
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.4%
Columbia Small Cap Index Fund, Institutional 3 Class(a)	902,578	19,956,003
Total Equity Funds (Cost $569,166,815)		615,317,342

Fixed-Income Funds 43.7%

Emerging Markets 1.6%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	2,168,043	23,870,152
High Yield 7.1%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	2,582,894	7,283,763
Columbia Income Opportunities Fund, Institutional 3 Class(a)	10,095,885	96,112,825
Total		103,396,588
Inflation Protected Securities 1.0%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	1,576,694	14,489,818
Investment Grade 34.0%
Columbia Corporate Income Fund, Institutional 3 Class(a)	6,181,014	61,068,415
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	3,427,134	33,277,471
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	2,381,862	23,723,345
Columbia Quality Income Fund, Institutional 3 Class(a)	11,817,020	63,575,568
Columbia Short Term Bond Fund, Institutional 3 Class(a)	6,038,199	59,717,787
Columbia Total Return Bond Fund, Institutional 3 Class(a)	20,774,287	185,722,131
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	6,424,786	70,608,395
Total		497,693,112
Total Fixed-Income Funds (Cost $656,656,706)		639,449,670

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	49

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Banks 0.0%
Itau Unibanco Holding SA	15,600	165,872
Total Financials		165,872
Total Preferred Stocks (Cost $108,203)		165,872

Money Market Funds 7.9%
	Shares	Value ($)
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%(a),(d)	13,145,286	13,145,286
Columbia Short-Term Cash Fund, 2.530%(a),(d)	101,586,963	101,576,805
Total Money Market Funds (Cost $114,724,644)		114,722,091
Total Investments in Securities (Cost: $1,434,936,867)		1,456,803,499
Other Assets & Liabilities, Net		7,329,566
Net Assets		1,464,133,065
At January 31, 2019, securities and/or cash totaling $6,774,547 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
226,000 BRL	60,303 USD	Morgan Stanley	03/20/2019	—	(1,489)
33,000 CAD	24,758 USD	Morgan Stanley	03/20/2019	—	(382)
44,000 EUR	50,744 USD	Morgan Stanley	03/20/2019	198	—
48,000 EUR	54,882 USD	Morgan Stanley	03/20/2019	—	(260)
217,000 ILS	59,238 USD	Morgan Stanley	03/20/2019	—	(618)
932,000 NOK	109,058 USD	Morgan Stanley	03/20/2019	—	(1,664)
54,000 SGD	39,776 USD	Morgan Stanley	03/20/2019	—	(375)
586,000 THB	18,491 USD	Morgan Stanley	03/20/2019	—	(285)
5,191,000 TWD	168,506 USD	Morgan Stanley	03/20/2019	—	(1,032)
19,762 USD	129,000 DKK	Morgan Stanley	03/20/2019	93	—
207,805 USD	14,878,000 INR	Morgan Stanley	03/20/2019	783	—
49,635 USD	953,000 MXN	Morgan Stanley	03/20/2019	—	(119)
49,415 USD	204,000 MYR	Morgan Stanley	03/20/2019	577	—
827,000 ZAR	59,430 USD	Morgan Stanley	03/20/2019	—	(2,616)
Total				1,651	(8,840)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	260	03/2019	USD	23,765,300	1,125,784	—
Russell 2000 E-mini	35	03/2019	USD	2,625,350	189,675	—
S&P 500 E-mini	639	03/2019	USD	86,408,775	4,771,745	—
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	229	03/2019	JPY	3,590,720,000	—	(306,873)
U.S. Treasury 10-Year Note	380	03/2019	USD	46,538,125	622,678	—
Total					6,709,882	(306,873)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(455)	03/2019	USD	(24,219,650)	—	(2,061,084)
U.S. Ultra Treasury Bond	(115)	03/2019	USD	(18,529,375)	—	(997,524)
Total					—	(3,058,608)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	26,290,000	(444,835)	—	—	—	(444,835)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	7,123,620	(45,105)	—	—	—	(45,105)
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	9,259,000	10,859	—	—	10,859	—
Total							(479,081)	—	—	10,859	(489,940)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	877,566	44,384	(921,950)	—	223,338	406,963	(56,409)	61,272	—
Columbia Alternative Beta Fund, Institutional 3 Class
	468,858	—	—	468,858	—	—	(684,532)	—	3,727,415
Columbia Commodity Strategy Fund, Institutional 3 Class
	5,606,313	543,499	(3,025,720)	3,124,092	—	(840,013)	(4,123,127)	2,055,674	13,808,486
Columbia Contrarian Core Fund, Institutional 3 Class
	3,040,747	269,009	(540,740)	2,769,016	4,782,087	4,403,251	(14,584,555)	821,453	65,736,428
Columbia Contrarian Europe Fund, Institutional 3 Class
	7,084,152	294,606	(480,595)	6,898,163	588,122	558,539	(10,972,695)	643,660	42,147,774
Columbia Corporate Income Fund, Institutional 3 Class
	12,777,530	497,434	(7,093,950)	6,181,014	—	(3,478,235)	(2,504,989)	3,819,733	61,068,415
Columbia Disciplined Core Fund, Institutional 3 Class
	5,534,235	745,224	(837,162)	5,442,297	4,033,461	5,671,202	(11,558,569)	784,224	62,586,418
Columbia Disciplined Growth Fund, Institutional 3 Class
	7,154,635	955,585	(1,110,867)	6,999,353	7,532,330	2,054,505	(10,598,211)	142,961	60,544,400
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	51

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Small Core Fund, Institutional 3 Class
	2,464,721	7,712	(2,472,433)	—	—	(8,648,878)	8,350,505	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	9,372,113	1,088,017	(653,490)	9,806,640	7,664,330	1,232,077	(18,254,658)	1,812,353	91,299,822
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	2,193,131	22,162	(2,215,293)	—	—	(1,319,335)	508,002	—	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	2,279,821	152,865	(264,643)	2,168,043	—	(19,396)	(2,182,621)	1,298,384	23,870,152
Columbia Emerging Markets Fund, Institutional 3 Class
	3,251,073	73,474	(262,608)	3,061,939	—	871,906	(9,613,980)	119,829	36,896,370
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%
	—	14,239,694	(1,094,408)	13,145,286	—	—	—	123,394	13,145,286
Columbia High Yield Bond Fund, Institutional 3 Class
	2,694,594	157,698	(269,398)	2,582,894	—	(42,122)	(315,728)	393,876	7,283,763
Columbia Income Opportunities Fund, Institutional 3 Class
	10,390,515	586,824	(881,454)	10,095,885	—	(54,347)	(4,182,082)	4,915,028	96,112,825
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	1,670,355	69,249	(162,910)	1,576,694	—	(170,403)	(334,738)	519,152	14,489,818
Columbia Large Cap Growth Fund, Institutional 3 Class
	572,781	46,590	(78,370)	541,001	1,674,817	1,857,710	(3,943,595)	—	21,742,847
Columbia Limited Duration Credit Fund, Institutional 3 Class
	3,606,288	116,899	(296,053)	3,427,134	—	(62,538)	(175,470)	853,284	33,277,471
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	2,726,182	131,560	(475,880)	2,381,862	75,396	(76,197)	565,957	1,067,451	23,723,345
Columbia Multi-Asset Income Fund, Institutional 3 Class
	3,820,772	263,027	—	4,083,799	—	—	(3,328,060)	2,471,313	37,121,729
Columbia Overseas Core Fund, Institutional 3 Class
	—	3,749,878	(139,395)	3,610,483	—	(121,195)	(3,527,620)	355,608	32,963,708
Columbia Overseas Value Fund, Institutional 3 Class
	5,431,422	535,507	(3,848,890)	2,118,039	349,403	5,502,472	(11,153,833)	360,370	18,998,807
Columbia Pacific/Asia Fund, Institutional 3 Class
	3,752,261	387,940	(201,913)	3,938,288	3,203,611	649,773	(10,838,768)	266,808	36,704,849
Columbia Quality Income Fund, Institutional 3 Class
	12,765,970	453,279	(1,402,229)	11,817,020	—	(337,828)	752,411	1,849,836	63,575,568
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	4,459,948	902,784	(812,436)	4,550,296	5,272,282	1,301,849	(9,230,995)	852,591	60,245,922
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	2,282,544	433,812	(483,071)	2,233,285	6,518,541	2,589,607	(8,897,897)	—	34,772,250
Columbia Select Large Cap Value Fund, Institutional 3 Class
	1,251,639	63,574	(104,265)	1,210,948	818,667	1,427,598	(5,382,784)	542,468	30,721,744
Columbia Short Term Bond Fund, Institutional 3 Class
	—	6,038,199	—	6,038,199	—	—	421,590	239,197	59,717,787
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.530%
	111,082,902	111,352,297	(120,848,236)	101,586,963	—	(7,046)	(3,928)	2,177,039	101,576,805
Columbia Small Cap Index Fund, Institutional 3 Class
	—	902,578	—	902,578	1,743,778	—	(2,905,891)	238,596	19,956,003
Columbia Total Return Bond Fund, Institutional 3 Class
	22,091,229	853,820	(2,170,762)	20,774,287	—	(682,946)	(9,020)	5,793,732	185,722,131
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	4,245,118	2,844,907	(665,239)	6,424,786	—	(229,468)	832,064	1,151,032	70,608,395
Total					44,480,163	12,437,505	(137,934,226)	35,730,318	1,424,146,733

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2019, the total value of these securities amounted to $10,692, which represents less than 0.01% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
BRL	Brazilian Real
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	53

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	54,657,630	—	—	—	54,657,630
Common Stocks
Communication Services	946,668	594,597	—	—	1,541,265
Consumer Discretionary	2,760,486	950,310	—	—	3,710,796
Consumer Staples	862,687	833,765	—	—	1,696,452
Energy	1,033,535	580,813	—	—	1,614,348
Financials	4,340,425	1,668,108	—	—	6,008,533
Health Care	3,660,355	866,427	—	—	4,526,782
Industrials	3,208,700	1,183,449	—	—	4,392,149
Information Technology	3,379,115	820,159	—	—	4,199,274
Materials	1,037,900	574,481	—	—	1,612,381
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	1,741,351	298,619	—	—	2,039,970
Utilities	791,008	357,936	—	—	1,148,944
Total Common Stocks	23,762,230	8,728,664	—	—	32,490,894
Equity Funds	615,317,342	—	—	—	615,317,342
Fixed-Income Funds	639,449,670	—	—	—	639,449,670
Preferred Stocks
Financials	165,872	—	—	—	165,872
Money Market Funds	13,145,286	—	—	101,576,805	114,722,091
Total Investments in Securities	1,346,498,030	8,728,664	—	101,576,805	1,456,803,499
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,651	—	—	1,651
Futures Contracts	6,709,882	—	—	—	6,709,882
Swap Contracts	—	10,859	—	—	10,859
Liability
Forward Foreign Currency Exchange Contracts	—	(8,840)	—	—	(8,840)
Futures Contracts	(3,365,481)	—	—	—	(3,365,481)
Swap Contracts	—	(489,940)	—	—	(489,940)
Total	1,349,842,431	8,242,394	—	101,576,805	1,459,661,630
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	55

Portfolio of Investments
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 3.8%
	Shares	Value ($)
Columbia Alternative Beta Fund, Institutional 3 Class(a),(b)	468,857	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	4,760,594	21,041,825
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	5,536,566	50,327,384
Total Alternative Strategies Funds (Cost $85,065,663)		75,096,625

Common Stocks 1.6%
Issuer	Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
China Communications Services Corp., Ltd., Class H	94,000	88,249
Nippon Telegraph & Telephone Corp.	2,600	111,769
Telenor ASA	5,561	105,102
Vonage Holdings Corp.(b)	12,600	114,786
Total		419,906
Entertainment 0.0%
Glu Mobile, Inc.(b)	12,200	118,828
Marcus Corp. (The)	425	18,942
Total		137,770
Interactive Media & Services 0.0%
Momo, Inc., ADR(b)	2,724	82,892
YY, Inc., ADR(b)	228	15,830
Total		98,722
Media 0.0%
Entravision Communications Corp., Class A	15,900	62,646
MSG Networks, Inc., Class A(b)	6,050	135,520
National CineMedia, Inc.	19,000	131,290
RTL Group SA	706	38,594
TechTarget, Inc.(b)	1,100	15,950
TEGNA, Inc.	1,500	17,610
Total		401,610
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.0%
Boingo Wireless, Inc.(b)	5,300	127,836
NTT DoCoMo, Inc.	3,000	72,080
Shenandoah Telecommunications Co.	3,150	150,035
Total		349,951
Total Communication Services		1,407,959
Consumer Discretionary 0.2%
Auto Components 0.0%
Dana, Inc.	2,300	40,526
Magna International, Inc.	2,278	120,562
Modine Manufacturing Co.(b)	3,200	46,816
Superior Industries International, Inc.	4,300	22,145
Tenneco, Inc.	3,450	119,646
Tower International, Inc.	3,950	114,905
Total		464,600
Automobiles 0.0%
Fiat Chrysler Automobiles NV(b)	2,471	42,193
Peugeot SA	1,457	36,672
Suzuki Motor Corp.	2,200	114,885
Total		193,750
Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.(b)	3,400	166,260
American Public Education, Inc.(b)	325	9,617
Weight Watchers International, Inc.(b)	4,250	136,000
Total		311,877
Hotels, Restaurants & Leisure 0.1%
BJ’s Restaurants, Inc.	2,475	123,329
Bloomin’ Brands, Inc.	3,400	62,662
Boyd Gaming Corp.	4,150	113,378
Brinker International, Inc.	3,225	130,677
Penn National Gaming, Inc.(b)	5,050	122,412
Total		552,458
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.0%
Berkeley Group Holdings PLC	1,894	93,231
Persimmon PLC	2,349	73,173
Sony Corp.	1,900	95,203
Zagg, Inc.(b)	12,100	135,762
Total		397,369
Leisure Products 0.0%
Malibu Boats, Inc., Class A(b)	3,450	139,898
Sturm Ruger & Co., Inc.	2,575	140,286
Total		280,184
Multiline Retail 0.0%
Next PLC	105	6,675
Wesfarmers Ltd.	2,248	52,735
Total		59,410
Specialty Retail 0.1%
Abercrombie & Fitch Co., Class A	6,450	139,771
Bed Bath & Beyond, Inc.	5,200	78,468
DSW, Inc., Class A	1,300	35,425
Genesco, Inc.(b)	2,500	112,950
Hibbett Sports, Inc.(b)	6,300	102,942
MarineMax, Inc.(b)	5,250	93,345
Shoe Carnival, Inc.	3,200	118,016
Signet Jewelers Ltd.	2,925	71,253
Tailored Brands, Inc.	9,050	114,302
Total		866,472
Textiles, Apparel & Luxury Goods 0.0%
Adidas AG	64	15,215
Burberry Group PLC	3,983	94,112
Deckers Outdoor Corp.(b)	1,250	160,562
Fossil Group, Inc.(b)	5,750	97,520
Kering SA	75	37,557
Movado Group, Inc.	3,450	110,228
Vera Bradley, Inc.(b)	1,600	14,320
Total		529,514
Total Consumer Discretionary		3,655,634
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 0.1%
Beverages 0.0%
Boston Beer Co., Inc. (The), Class A(b)	250	62,290
Coca-Cola European Partners PLC	1,746	83,075
Heineken Holding NV	131	11,365
Total		156,730
Food & Staples Retailing 0.1%
Clicks Group Ltd.	483	7,170
Ingles Markets, Inc., Class A	1,300	37,102
J. Sainsbury PLC	8,055	30,131
Koninklijke Ahold Delhaize NV	4,850	127,791
Loblaw Companies Ltd.	300	14,528
President Chain Store Corp.	1,000	10,621
SPAR Group Ltd. (The)	1,966	29,666
SpartanNash Co.	6,550	135,913
Wal-Mart de Mexico SAB de CV, Class V	5,604	14,720
Weis Markets, Inc.	800	38,816
Total		446,458
Food Products 0.0%
Cal-Maine Foods, Inc.	825	34,799
China Milk Products Group Ltd.(b),(c),(d),(e)	322,000	0
Dean Foods Co.	6,300	26,271
John B. Sanfilippo & Son, Inc.	1,650	112,612
Nestlé SA, Registered Shares	221	19,210
Uni-President Enterprises Corp.	43,000	101,897
Total		294,789
Personal Products 0.0%
Edgewell Personal Care Co.(b)	675	26,629
Medifast, Inc.	1,260	160,322
Usana Health Sciences, Inc.(b)	1,265	148,132
Total		335,083
Tobacco 0.0%
Eastern Tobacco	40,154	38,292
Imperial Brands PLC	3,529	116,873
Swedish Match AB	2,035	91,018
Total		246,183
Total Consumer Staples		1,479,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	57

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.0%
Mammoth Energy Services, Inc.	5,800	128,354
Matrix Service Co.(b)	6,350	136,207
Profire Energy, Inc.(b)	12,000	20,040
Total		284,601
Oil, Gas & Consumable Fuels 0.1%
Arch Coal, Inc.	200	17,626
California Resources Corp.(b)	1,175	23,676
Canadian Natural Resources Ltd.	300	8,053
China Petroleum & Chemical Corp., Class H	128,000	107,033
CVR Energy, Inc.	3,200	128,480
Delek U.S. Holdings, Inc.	425	13,817
Denbury Resources, Inc.(b)	51,100	103,733
ENI SpA	4,263	72,245
Imperial Oil Ltd.	3,000	85,117
Motor Oil Hellas Corinth Refineries SA	1,878	46,753
OMV AG	1,062	52,755
Peabody Energy Corp.	1,750	62,475
PT Bukit Asam Tbk	202,500	62,652
PTT PCL	40,600	63,224
Renewable Energy Group, Inc.(b)	5,400	156,060
REX American Resources Corp.(b)	507	36,976
Southwestern Energy Co.(b)	13,900	60,743
W&T Offshore, Inc.(b)	18,100	91,224
World Fuel Services Corp.	800	19,912
Total		1,212,554
Total Energy		1,497,155
Financials 0.3%
Banks 0.1%
Agricultural Bank of China Ltd., Class H	124,000	58,708
Akbank T.A.S.	23,044	31,578
BancFirst Corp.	500	26,840
Bancorp, Inc. (The)(b)	14,800	125,504
Bank Leumi Le-Israel BM	11,085	73,151
Banner Corp.	2,525	137,713
Cadence BanCorp	7,100	133,125
Cathay General Bancorp	4,300	159,616
Common Stocks (continued)
Issuer	Shares	Value ($)
City Holding Co.	250	17,920
CTBC Financial Holding Co., Ltd.	36,000	24,514
Customers Bancorp, Inc.(b)	6,290	123,724
DBS Group Holdings Ltd.	2,500	44,556
Enterprise Financial Services Corp.	3,325	146,732
First BanCorp	17,700	188,505
First Merchants Corp.	1,525	55,861
Hancock Whitney Corp.	4,050	166,374
Hope Bancorp, Inc.	7,750	110,903
International Bancshares Corp.	3,715	131,771
Metropolitan Bank Holding Corp.(b)	400	14,000
OFG Bancorp	8,400	162,792
Postal Savings Bank of China Co., Ltd.(f)	13,000	7,316
Preferred Bank	2,650	123,384
Qatar National Bank QPSC	613	33,330
Royal Bank of Canada	1,700	129,407
S&T Bancorp, Inc.	3,800	145,996
Sberbank of Russia PJSC	11,630	38,767
Societe Generale SA	2,537	78,810
Standard Bank Group Ltd.	8,853	130,801
Sumitomo Mitsui Financial Group, Inc.	700	26,041
Toronto-Dominion Bank (The)	500	28,159
Turkiye Is Bankasi AS	30,062	33,049
Total		2,708,947
Capital Markets 0.0%
Artisan Partners Asset Management, Inc., Class A	5,400	125,928
CI Financial Corp.	200	2,693
Cohen & Steers, Inc.	775	29,163
Daiwa Securities Group, Inc.	5,500	27,430
Federated Investors, Inc., Class B	650	16,984
Greenhill & Co., Inc.	2,550	63,903
Oppenheimer Holdings, Inc., Class A	300	8,079
Waddell & Reed Financial, Inc., Class A	7,600	130,112
Total		404,292
Consumer Finance 0.0%
Curo Group Holdings Corp.(b)	1,900	23,750
Enova International, Inc.(b)	6,350	146,368
Nelnet, Inc., Class A	2,650	139,390
Total		309,508

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 0.0%
EXOR NV	68	4,343
ORIX Corp.	6,300	95,028
Total		99,371
Insurance 0.1%
Aegon NV	3,687	18,915
Allianz SE, Registered Shares	705	149,220
American Equity Investment Life Holding Co.	5,550	173,826
Assicurazioni Generali SpA	6,772	118,555
AXA SA	5,059	117,229
CNP Assurances	663	15,056
Dai-ichi Life Holdings, Inc.	2,200	35,721
Employers Holdings, Inc.	3,200	135,584
Genworth Financial, Inc., Class A(b)	31,400	151,976
Porto Seguro SA	6,300	96,870
Universal Insurance Holdings, Inc.	3,723	140,432
Total		1,153,384
Mortgage Real Estate Investment Trusts (REITS) 0.0%
AG Mortgage Investment Trust, Inc.	1,300	23,426
Arbor Realty Trust, Inc.	3,130	37,435
Ladder Capital Corp., Class A	9,382	162,402
Western Asset Mortgage Capital Corp.	10,400	99,424
Total		322,687
Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.(b)	4,850	192,788
Federal Agricultural Mortgage Corp.	2,020	142,915
Merchants Bancorp	1,600	31,312
MGIC Investment Corp.(b)	16,790	209,539
NMI Holdings, Inc., Class A(b)	2,750	60,500
Radian Group, Inc.	10,250	197,210
Total		834,264
Total Financials		5,832,453
Health Care 0.2%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	2,270	51,711
Adaptimmune Therapeutics PLC, ADR(b)	4,000	19,480
Akebia Therapeutics, Inc.(b)	4,991	27,500
Alder Biopharmaceuticals, Inc.(b)	6,907	97,250
Common Stocks (continued)
Issuer	Shares	Value ($)
Array BioPharma, Inc.(b)	3,100	57,877
Atara Biotherapeutics, Inc.(b)	3,000	114,000
bluebird bio, Inc.(b)	560	74,721
Clovis Oncology, Inc.(b)	1,650	41,844
Dynavax Technologies Corp.(b)	4,595	50,637
Enanta Pharmaceuticals, Inc.(b)	350	27,800
Immunomedics, Inc.(b)	8,300	122,757
Insmed, Inc.(b)	3,029	73,635
Intercept Pharmaceuticals, Inc.(b)	670	80,856
Loxo Oncology, Inc.(b)	465	109,089
Mirati Therapeutics, Inc.(b)	1,650	109,032
Nightstar Therapeutics PLC, ADR(b)	3,263	44,475
Puma Biotechnology, Inc.(b)	2,340	65,239
Rubius Therapeutics, Inc.(b)	1,780	24,368
Sage Therapeutics, Inc.(b)	700	99,813
Sarepta Therapeutics, Inc.(b)	715	99,893
Spark Therapeutics, Inc.(b)	1,446	69,148
uniQure NV(b)	2,920	100,010
Total		1,561,135
Health Care Equipment & Supplies 0.0%
Accuray, Inc.(b)	4,000	17,600
Haemonetics Corp.(b)	320	31,651
Integer Holdings Corp.(b)	1,915	155,096
LeMaitre Vascular, Inc.	850	20,264
SurModics, Inc.(b)	2,650	151,765
Varex Imaging Corp.(b)	3,350	95,442
Total		471,818
Health Care Providers & Services 0.0%
Alfresa Holdings Corp.	1,400	38,586
Amedisys, Inc.(b)	220	28,855
Ensign Group, Inc. (The)	3,600	156,852
Patterson Companies, Inc.	6,600	147,114
Providence Service Corp. (The)(b)	1,925	123,469
RadNet, Inc.(b)	5,000	68,250
Tivity Health, Inc.(b)	4,425	98,501
Triple-S Management Corp., Class B(b)	7,595	153,115
Total		814,742

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	59

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.0%
Luminex Corp.	2,450	68,331
Medpace Holdings, Inc.(b)	2,575	165,830
Syneos Health, Inc.(b)	3,675	187,572
Total		421,733
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	2,140	100,623
ANI Pharmaceuticals, Inc.(b)	2,525	135,693
Astellas Pharma, Inc.	7,400	109,803
Eisai Co., Ltd.	600	46,588
Endo International PLC(b)	13,200	128,700
GlaxoSmithKline PLC	6,049	117,199
GW Pharmaceuticals PLC, ADR(b)	420	59,955
H Lundbeck A/S	321	14,061
Horizon Pharma PLC(b)	4,210	90,473
Mallinckrodt PLC(b)	1,650	36,069
Medicines Co. (The)(b)	1,990	45,989
Novartis AG, Registered Shares	696	60,540
Novo Nordisk A/S, Class B	708	33,021
Odonate Therapeutics, Inc.(b)	2,700	44,739
Phibro Animal Health Corp., Class A	2,250	70,245
Prestige Consumer Healthcare, Inc.(b)	1,900	53,048
Roche Holding AG, Genusschein Shares	686	182,080
Supernus Pharmaceuticals, Inc.(b)	1,720	65,583
Total		1,394,409
Total Health Care		4,663,837
Industrials 0.2%
Aerospace & Defense 0.0%
Dassault Aviation SA	63	93,815
National Presto Industries, Inc.	1,060	126,797
Safran SA	56	7,339
Total		227,951
Air Freight & Logistics 0.0%
Forward Air Corp.	425	24,875
Airlines 0.0%
International Consolidated Airlines Group SA	12,221	103,289
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.1%
Advanced Drainage Systems, Inc.	5,200	132,600
Continental Building Product(b)	4,940	130,120
Insteel Industries, Inc.	3,400	75,106
Masonite International Corp.(b)	1,050	60,060
NCI Building Systems, Inc.(b)	4,350	35,496
Quanex Building Products Corp.	2,800	43,820
Total		477,202
Commercial Services & Supplies 0.0%
Deluxe Corp.	1,325	62,235
Ennis, Inc.	2,700	53,568
HNI Corp.	3,625	140,904
Quad/Graphics, Inc.	7,300	98,623
SP Plus Corp.(b)	2,725	90,198
Total		445,528
Construction & Engineering 0.0%
ACS Actividades de Construccion y Servicios SA	885	36,568
CIMIC Group Ltd.	3,194	104,126
EMCOR Group, Inc.	910	59,360
GS Engineering & Construction Corp.	1,219	51,670
Taisei Corp.	2,600	122,414
Total		374,138
Electrical Equipment 0.0%
Atkore International Group, Inc.(b)	6,800	157,692
Fuji Electric Co., Ltd.	1,100	33,995
Generac Holdings, Inc.(b)	3,400	179,962
Total		371,649
Industrial Conglomerates 0.0%
CITIC Ltd.	74,000	112,100
Machinery 0.1%
Federal Signal Corp.	6,450	141,771
Global Brass & Copper Holdings, Inc.	3,300	99,792
Gorman-Rupp Co.	1,150	39,733
Hillenbrand, Inc.	3,800	161,120
Kadant, Inc.	1,510	128,803
Meritor, Inc.(b)	2,250	46,530
Milacron Holdings Corp.(b)	8,050	111,573
Rexnord Corp.(b)	6,200	162,130

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sinotruk Hong Kong Ltd.	24,500	45,378
SPX FLOW, Inc.(b)	2,450	80,286
Wabash National Corp.	8,800	122,672
Watts Water Technologies, Inc., Class A	300	22,461
Weichai Power Co., Ltd., Class H	66,000	89,076
Total		1,251,325
Professional Services 0.0%
Heidrick & Struggles International, Inc.	3,750	123,937
Kforce, Inc.	4,275	140,263
Korn/Ferry International	2,825	128,820
Total		393,020
Road & Rail 0.0%
ArcBest Corp.	3,815	143,520
Canadian Pacific Railway Ltd.	100	20,496
Saia, Inc.(b)	1,750	104,948
USA Truck, Inc.(b)	900	16,074
Total		285,038
Trading Companies & Distributors 0.0%
Applied Industrial Technologies, Inc.	2,555	150,770
Ferguson PLC	298	19,910
Kaman Corp.	2,500	147,800
Mitsubishi Corp.	200	5,862
Total		324,342
Total Industrials		4,390,457
Information Technology 0.2%
Communications Equipment 0.0%
CalAmp Corp.(b)	3,250	46,833
InterDigital, Inc.	2,170	157,998
Netscout Systems, Inc.(b)	6,150	159,469
Telefonaktiebolaget LM Ericsson, Class B	763	6,776
Total		371,076
Electronic Equipment, Instruments & Components 0.1%
AU Optronics Corp.	31,000	12,152
AVX Corp.	3,900	69,225
Chimei Innolux Corp.	151,000	52,073
Fabrinet (b)	3,150	179,046
Hitachi Ltd.	2,500	78,646
Insight Enterprises, Inc.(b)	1,525	70,028
Common Stocks (continued)
Issuer	Shares	Value ($)
Novanta, Inc.	1,700	118,456
PC Connection, Inc.	2,800	92,764
Scansource, Inc.(b)	675	25,859
Tech Data Corp.(b)	2,015	192,694
Venture Corp., Ltd.	4,100	49,802
Total		940,745
IT Services 0.0%
CACI International, Inc., Class A(b)	150	25,077
Cardtronics PLC, Class A(b)	4,450	120,461
Cass Information Systems, Inc.	240	11,782
Endurance International Group Holdings Inc(b)	4,900	39,690
EVERTEC, Inc.	5,500	152,185
MAXIMUS, Inc.	2,815	197,416
TTEC Holdings, Inc.	2,200	73,546
Total		620,157
Semiconductors & Semiconductor Equipment 0.0%
Amkor Technology, Inc.(b)	19,845	158,760
Cirrus Logic, Inc.(b)	4,525	168,104
Diodes, Inc.(b)	4,585	154,194
GlobalWafers Co., Ltd.	6,000	59,332
Novatek Microelectronics	16,000	84,056
Photronics, Inc.(b)	5,900	63,071
Synaptics, Inc.(b)	3,875	154,225
Tokyo Electron Ltd.	200	29,204
Total		870,946
Software 0.1%
CommVault Systems, Inc.(b)	2,700	178,389
HubSpot, Inc.(b)	950	150,395
j2 Global, Inc.	2,425	182,263
MicroStrategy, Inc., Class A(b)	260	32,991
Paylocity Holding Corp.(b)	2,100	149,163
Progress Software Corp.	4,400	159,412
Qualys, Inc.(b)	950	82,204
SPS Commerce, Inc.(b)	450	39,897
Tenable Holdings, Inc.(b)	4,200	116,256
TiVo Corp.	7,500	83,475
Total		1,174,445

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	61

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.0%
Immersion Corp.(b)	14,300	135,707
Samsung Electronics Co., Ltd.	4,682	195,212
Total		330,919
Total Information Technology		4,308,288
Materials 0.1%
Chemicals 0.0%
Covestro AG	1,257	69,320
Stepan Co.	770	67,706
Trinseo SA	1,145	56,162
Total		193,188
Metals & Mining 0.1%
BHP Group Ltd.	4,801	122,584
Materion Corp.	2,830	132,812
Rio Tinto PLC	2,508	137,747
Schnitzer Steel Industries, Inc., Class A	5,650	136,730
Teck Resources Ltd., Class B	2,700	65,756
Warrior Met Coal, Inc.	6,100	175,253
Total		770,882
Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	7,600	185,288
UPM-Kymmene OYJ	2,451	70,865
Verso Corp., Class A(b)	5,500	135,685
West Fraser Timber Co., Ltd.	1,700	101,266
Total		493,104
Total Materials		1,457,174
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Americold Realty Trust	4,600	134,872
Chatham Lodging Trust	1,400	28,293
CoreCivic, Inc.	7,850	155,979
CorEnergy Infrastructure Trust, Inc.	3,968	142,094
DiamondRock Hospitality Co.	10,900	110,744
EastGroup Properties, Inc.	1,180	122,083
GEO Group, Inc. (The)	7,300	164,615
Investors Real Estate Trust	2,289	134,753
Mirvac Group	23,503	41,210
Piedmont Office Realty Trust, Inc.	3,000	58,080
Common Stocks (continued)
Issuer	Shares	Value ($)
PS Business Parks, Inc.	1,116	162,032
Ryman Hospitality Properties, Inc.	420	33,747
Tanger Factory Outlet Centers, Inc.	1,950	44,363
Washington Prime Group, Inc.	25,000	142,000
Xenia Hotels & Resorts, Inc.	7,950	149,222
Total		1,624,087
Real Estate Management & Development 0.0%
CK Asset Holdings Ltd.	8,500	71,560
Emaar Properties PJSC	40,368	47,605
HFF, Inc., Class A	3,925	162,573
Kerry Properties Ltd.	7,000	29,075
Marcus & Millichap, Inc.(b)	1,325	52,470
RE/MAX Holdings, Inc., Class A	525	21,903
RMR Group, Inc. (The), Class A	1,825	120,468
Shimao Property Holdings Ltd.	5,500	15,662
Swire Pacific Ltd., Class A	500	5,922
Total		527,238
Total Real Estate		2,151,325
Utilities 0.0%
Electric Utilities 0.0%
CEZ AS	1,408	35,475
El Paso Electric Co.	2,275	119,483
Enel SpA	1,863	11,229
IDACORP, Inc.	1,920	187,200
Inter RAO UES PJSC	561,000	32,826
Manila Electric Co.	2,780	19,556
Otter Tail Corp.	300	14,535
Portland General Electric Co.	3,870	186,999
Total		607,303
Gas Utilities 0.0%
Chesapeake Utilities Corp.	1,565	141,742
Independent Power and Renewable Electricity Producers 0.0%
Ormat Technologies, Inc.	2,075	119,748
Multi-Utilities 0.0%
Centrica PLC	12,037	21,534
Engie SA	7,609	121,799

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
NorthWestern Corp.	1,125	71,899
RWE AG	286	7,084
Total		222,316
Water Utilities 0.0%
SJW Corp.	610	36,570
Total Utilities		1,127,679
Total Common Stocks (Cost $32,345,048)		31,971,204

Equity Funds 53.6%
	Shares	Value ($)
International 14.9%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	9,073,446	55,438,753
Columbia Emerging Markets Fund, Institutional 3 Class(a)	7,293,895	87,891,437
Columbia Overseas Core Fund, Institutional 3 Class(a)	6,497,291	59,320,271
Columbia Overseas Value Fund, Institutional 3 Class(a)	3,088,383	27,702,799
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	6,895,140	64,262,703
Total		294,615,963
U.S. Large Cap 37.5%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	4,707,575	111,757,827
Columbia Disciplined Core Fund, Institutional 3 Class(a)	9,710,054	111,665,620
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	9,132,526	78,996,353
Columbia Disciplined Value Fund, Institutional 3 Class(a)	17,014,753	158,407,348
Columbia Large Cap Growth Fund, Institutional 3 Class(a),(b)	1,469,881	59,074,531
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	7,465,774	98,846,847
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	4,181,318	65,103,117
Columbia Select Large Cap Value Fund, Institutional 3 Class(a)	2,340,806	59,386,260
Total		743,237,903
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.2%
Columbia Select Small Cap Value Fund, Institutional 3 Class(a)	250,726	4,939,295
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(b)	527,194	9,874,337
Columbia Small Cap Index Fund, Institutional 3 Class(a)	454,518	10,049,400
Total		24,863,032
Total Equity Funds (Cost $981,151,455)		1,062,716,898

Fixed-Income Funds 25.1%

Emerging Markets 1.2%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	2,068,454	22,773,678
High Yield 7.2%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	19,338,632	54,534,942
Columbia Income Opportunities Fund, Institutional 3 Class(a)	9,365,260	89,157,272
Total		143,692,214
Inflation Protected Securities 0.5%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	1,068,117	9,815,998
Investment Grade 16.2%
Columbia Corporate Income Fund, Institutional 3 Class(a)	10,022,245	99,019,782
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	1,890,465	18,829,034
Columbia Quality Income Fund, Institutional 3 Class(a)	20,391,774	109,707,742
Columbia Short Term Bond Fund, Institutional 3 Class(a)	4,766,689	47,142,549
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	4,261,525	46,834,163
Total		321,533,270
Total Fixed-Income Funds (Cost $509,748,383)		497,815,160

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	63

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Banks 0.0%
Itau Unibanco Holding SA	10,850	115,366
Total Financials		115,366
Total Preferred Stocks (Cost $75,257)		115,366

Money Market Funds 15.1%
	Shares	Value ($)
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%(a),(g)	21,338,771	21,338,771
Columbia Short-Term Cash Fund, 2.530%(a),(g)	277,191,878	277,164,158
Total Money Market Funds (Cost $298,511,589)		298,502,929
Total Investments in Securities (Cost: $1,906,897,395)		1,966,218,182
Other Assets & Liabilities, Net		16,291,183
Net Assets		1,982,509,365
At January 31, 2019, securities and/or cash totaling $14,262,028 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
158,000 BRL	42,162 USD	Morgan Stanley	03/20/2019	—	(1,038)
28,000 CAD	21,007 USD	Morgan Stanley	03/20/2019	—	(324)
31,000 EUR	35,752 USD	Morgan Stanley	03/20/2019	139	—
30,000 EUR	34,301 USD	Morgan Stanley	03/20/2019	—	(163)
152,000 ILS	41,494 USD	Morgan Stanley	03/20/2019	—	(433)
650,000 NOK	76,060 USD	Morgan Stanley	03/20/2019	—	(1,160)
37,000 SGD	27,253 USD	Morgan Stanley	03/20/2019	—	(257)
409,000 THB	12,906 USD	Morgan Stanley	03/20/2019	—	(199)
3,621,000 TWD	117,542 USD	Morgan Stanley	03/20/2019	—	(720)
13,788 USD	90,000 DKK	Morgan Stanley	03/20/2019	65	—
144,966 USD	10,379,000 INR	Morgan Stanley	03/20/2019	546	—
34,635 USD	665,000 MXN	Morgan Stanley	03/20/2019	—	(83)
34,639 USD	143,000 MYR	Morgan Stanley	03/20/2019	405	—
577,000 ZAR	41,464 USD	Morgan Stanley	03/20/2019	—	(1,825)
Total				1,155	(6,202)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	135	03/2019	EUR	4,255,200	185,384	—
MSCI EAFE Index Future	221	03/2019	USD	20,200,505	956,917	—
Russell 2000 E-mini	412	03/2019	USD	30,904,120	2,276,019	—
S&P 500 E-mini	1,296	03/2019	USD	175,251,600	9,677,906	—
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	329	03/2019	JPY	5,158,720,000	—	(440,879)
U.S. Treasury 10-Year Note	532	03/2019	USD	65,153,375	331,465	—
Total					13,427,691	(440,879)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(667)	03/2019	USD	(35,504,410)	—	(3,021,414)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	25,836,000	(437,153)	—	—	—	(437,153)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	24,500,980	(155,135)	—	—	—	(155,135)
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	12,512,000	14,674	—	—	14,674	—
Total							(577,614)	—	—	14,674	(592,288)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	1,079,795	40,142	(1,119,937)	—	292,950	421,126	(1,356)	80,369	—
Columbia Alternative Beta Fund, Institutional 3 Class
	468,857	—	—	468,857	—	—	(684,532)	—	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class
	9,257,066	732,431	(5,228,903)	4,760,594	—	(1,584,508)	(6,409,132)	3,154,032	21,041,825
Columbia Contrarian Core Fund, Institutional 3 Class
	5,115,562	418,083	(826,070)	4,707,575	8,242,148	8,967,925	(26,610,831)	1,415,814	111,757,827
Columbia Contrarian Europe Fund, Institutional 3 Class
	9,628,851	294,432	(849,837)	9,073,446	781,905	866,154	(14,910,344)	855,742	55,438,753
Columbia Corporate Income Fund, Institutional 3 Class
	16,435,982	529,404	(6,943,141)	10,022,245	—	(1,899,318)	(5,018,089)	4,999,736	99,019,782
Columbia Disciplined Core Fund, Institutional 3 Class
	11,023,846	784,081	(2,097,873)	9,710,054	7,305,116	13,470,322	(24,092,725)	1,420,330	111,665,620
Columbia Disciplined Growth Fund, Institutional 3 Class
	9,636,834	1,235,127	(1,739,435)	9,132,526	10,062,783	2,007,313	(13,369,619)	190,989	78,996,353
Columbia Disciplined Small Core Fund, Institutional 3 Class
	1,244,035	1,125	(1,245,160)	—	—	(4,586,420)	4,430,399	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	65

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Value Fund, Institutional 3 Class
	16,530,865	1,804,330	(1,320,442)	17,014,753	13,218,067	2,588,093	(32,246,969)	3,125,623	158,407,348
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	2,571,926	5,307	(2,577,233)	—	—	(1,544,340)	604,703	—	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	2,266,469	117,182	(315,197)	2,068,454	—	(198,325)	(1,982,744)	1,262,546	22,773,678
Columbia Emerging Markets Fund, Institutional 3 Class
	8,152,466	32,748	(891,319)	7,293,895	—	3,120,275	(25,301,318)	296,886	87,891,437
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%
	—	24,294,709	(2,955,938)	21,338,771	—	—	—	204,634	21,338,771
Columbia High Yield Bond Fund, Institutional 3 Class
	20,909,613	1,078,335	(2,649,316)	19,338,632	—	(464,296)	(2,285,195)	2,990,141	54,534,942
Columbia Income Opportunities Fund, Institutional 3 Class
	10,112,626	500,953	(1,248,319)	9,365,260	—	(3,861)	(4,114,821)	4,678,743	89,157,272
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	1,117,062	39,431	(88,376)	1,068,117	—	(14,561)	(318,105)	345,179	9,815,998
Columbia Large Cap Growth Fund, Institutional 3 Class
	1,580,124	115,913	(226,156)	1,469,881	4,564,371	4,817,335	(10,405,484)	—	59,074,531
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	1,996,078	89,250	(194,863)	1,890,465	59,130	(40,320)	396,219	795,335	18,829,034
Columbia Multi-Asset Income Fund, Institutional 3 Class
	5,179,971	356,595	—	5,536,566	—	—	(4,511,980)	3,350,456	50,327,384
Columbia Overseas Core Fund, Institutional 3 Class
	—	6,931,982	(434,691)	6,497,291	—	(312,630)	(6,291,719)	649,366	59,320,271
Columbia Overseas Value Fund, Institutional 3 Class
	10,009,973	129,590	(7,051,180)	3,088,383	530,572	10,305,463	(19,661,512)	521,784	27,702,799
Columbia Pacific/Asia Fund, Institutional 3 Class
	6,715,411	632,267	(452,538)	6,895,140	5,678,310	1,299,565	(19,467,524)	473,519	64,262,703
Columbia Quality Income Fund, Institutional 3 Class
	22,731,787	651,802	(2,991,815)	20,391,774	—	(640,322)	1,280,231	3,245,823	109,707,742
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	6,949,940	2,254,351	(1,738,517)	7,465,774	8,476,346	3,151,800	(16,105,166)	1,412,596	98,846,847
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	4,369,718	778,024	(966,424)	4,181,318	12,336,644	5,457,004	(17,181,495)	—	65,103,117
Columbia Select Large Cap Value Fund, Institutional 3 Class
	2,413,643	108,325	(181,162)	2,340,806	1,565,284	2,348,356	(9,976,439)	1,037,194	59,386,260
Columbia Select Small Cap Value Fund, Institutional 3 Class
	303,390	17,143	(69,807)	250,726	303,404	(187,861)	(592,117)	12,064	4,939,295
Columbia Short Term Bond Fund, Institutional 3 Class
	—	4,960,204	(193,515)	4,766,689	—	1,522	332,839	169,031	47,142,549
Columbia Short-Term Cash Fund, 2.530%
	293,866,699	243,539,697	(260,214,518)	277,191,878	—	(17,116)	(12,023)	5,809,737	277,164,158
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Small Cap Growth Fund I, Institutional 3 Class
	535,718	87,606	(96,130)	527,194	1,539,187	(833,724)	249,850	—	9,874,337
Columbia Small Cap Index Fund, Institutional 3 Class
	—	454,518	—	454,518	878,127	—	(1,463,343)	120,152	10,049,400
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	1,462,553	3,252,855	(453,883)	4,261,525	—	(426,219)	997,053	590,883	46,834,163
Total					75,834,344	46,068,432	(254,723,288)	43,208,704	1,934,131,612

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Negligible market value.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2019, the total value of these securities amounted to $7,316, which represents less than 0.01% of total net assets.
(g)	The rate shown is the seven-day current annualized yield at January 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
BRL	Brazilian Real
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	67

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	75,096,625	—	—	—	75,096,625
Common Stocks
Communication Services	992,165	415,794	—	—	1,407,959
Consumer Discretionary	2,993,983	661,651	—	—	3,655,634
Consumer Staples	895,209	584,034	0*	—	1,479,243
Energy	1,092,493	404,662	—	—	1,497,155
Financials	4,670,335	1,162,118	—	—	5,832,453
Health Care	4,061,959	601,878	—	—	4,663,837
Industrials	3,564,915	825,542	—	—	4,390,457
Information Technology	3,741,035	567,253	—	—	4,308,288
Materials	1,056,658	400,516	—	—	1,457,174
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	1,940,291	211,034	—	—	2,151,325
Utilities	878,176	249,503	—	—	1,127,679
Total Common Stocks	25,887,219	6,083,985	0*	—	31,971,204
Equity Funds	1,062,716,898	—	—	—	1,062,716,898
Fixed-Income Funds	497,815,160	—	—	—	497,815,160
Preferred Stocks
Financials	115,366	—	—	—	115,366
Money Market Funds	21,338,771	—	—	277,164,158	298,502,929
Total Investments in Securities	1,682,970,039	6,083,985	0*	277,164,158	1,966,218,182
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,155	—	—	1,155
Futures Contracts	13,427,691	—	—	—	13,427,691
Swap Contracts	—	14,674	—	—	14,674
Liability
Forward Foreign Currency Exchange Contracts	—	(6,202)	—	—	(6,202)
Futures Contracts	(3,462,293)	—	—	—	(3,462,293)
Swap Contracts	—	(592,288)	—	—	(592,288)
Total	1,692,935,437	5,501,324	0*	277,164,158	1,975,600,919

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	69

Portfolio of Investments
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Alternative Beta Fund, Institutional 3 Class(a),(b)	468,857	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	2,114,936	9,348,017
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	1,596,299	14,510,353
Total Alternative Strategies Funds (Cost $31,819,803)		27,585,786

Common Stocks 2.8%
Issuer	Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
China Communications Services Corp., Ltd., Class H	112,000	105,148
Nippon Telegraph & Telephone Corp.	3,100	133,263
Telenor ASA	6,600	124,739
Vonage Holdings Corp.(b)	5,600	51,016
Total		414,166
Entertainment 0.0%
Glu Mobile, Inc.(b)	5,400	52,596
Marcus Corp. (The)	190	8,468
Total		61,064
Interactive Media & Services 0.0%
Momo, Inc., ADR(b)	3,230	98,289
YY, Inc., ADR(b)	270	18,746
Total		117,035
Media 0.0%
Entravision Communications Corp., Class A	7,100	27,974
MSG Networks, Inc., Class A(b)	2,675	59,920
National CineMedia, Inc.	8,450	58,389
RTL Group SA	837	45,756
TechTarget, Inc.(b)	500	7,250
TEGNA, Inc.	650	7,631
Total		206,920
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.0%
Boingo Wireless, Inc.(b)	2,350	56,682
NTT DoCoMo, Inc.	3,600	86,497
Shenandoah Telecommunications Co.	1,400	66,682
Total		209,861
Total Communication Services		1,009,046
Consumer Discretionary 0.3%
Auto Components 0.0%
Dana, Inc.	1,025	18,061
Magna International, Inc.	2,703	143,055
Modine Manufacturing Co.(b)	1,450	21,213
Superior Industries International, Inc.	1,950	10,043
Tenneco, Inc.	1,530	53,060
Tower International, Inc.	1,750	50,907
Total		296,339
Automobiles 0.0%
Fiat Chrysler Automobiles NV(b)	2,930	50,030
Peugeot SA	1,726	43,443
Suzuki Motor Corp.	2,600	135,773
Total		229,246
Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.(b)	1,510	73,839
American Public Education, Inc.(b)	140	4,143
Weight Watchers International, Inc.(b)	1,900	60,800
Total		138,782
Hotels, Restaurants & Leisure 0.0%
BJ’s Restaurants, Inc.	1,100	54,813
Bloomin’ Brands, Inc.	1,525	28,106
Boyd Gaming Corp.	1,850	50,542
Brinker International, Inc.	1,430	57,943
Penn National Gaming, Inc.(b)	2,250	54,540
Total		245,944
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.1%
Berkeley Group Holdings PLC	2,245	110,509
Persimmon PLC	2,784	86,723
Sony Corp.	2,300	115,246
Zagg, Inc.(b)	5,375	60,307
Total		372,785
Leisure Products 0.0%
Malibu Boats, Inc., Class A(b)	1,530	62,041
Sturm Ruger & Co., Inc.	1,150	62,652
Total		124,693
Multiline Retail 0.0%
Next PLC	124	7,883
Wesfarmers Ltd.	2,666	62,541
Total		70,424
Specialty Retail 0.1%
Abercrombie & Fitch Co., Class A	2,875	62,301
Bed Bath & Beyond, Inc.	2,325	35,084
DSW, Inc., Class A	575	15,669
Genesco, Inc.(b)	1,110	50,150
Hibbett Sports, Inc.(b)	2,800	45,752
MarineMax, Inc.(b)	2,325	41,338
Shoe Carnival, Inc.	1,420	52,370
Signet Jewelers Ltd.	1,300	31,668
Tailored Brands, Inc.	4,025	50,836
Total		385,168
Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	76	18,068
Burberry Group PLC	4,719	111,503
Deckers Outdoor Corp.(b)	555	71,290
Fossil Group, Inc.(b)	2,550	43,248
Kering SA	89	44,568
Movado Group, Inc.	1,535	49,043
Vera Bradley, Inc.(b)	750	6,712
Total		344,432
Total Consumer Discretionary		2,207,813
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 0.2%
Beverages 0.0%
Boston Beer Co., Inc. (The), Class A(b)	112	27,906
Coca-Cola European Partners PLC	2,070	98,490
Heineken Holding NV	155	13,448
Total		139,844
Food & Staples Retailing 0.1%
Clicks Group Ltd.	572	8,491
Ingles Markets, Inc., Class A	600	17,124
J. Sainsbury PLC	9,552	35,731
Koninklijke Ahold Delhaize NV	5,746	151,400
Loblaw Companies Ltd.	400	19,371
President Chain Store Corp.	1,000	10,621
SPAR Group Ltd. (The)	2,329	35,143
SpartanNash Co.	2,900	60,175
Wal-Mart de Mexico SAB de CV, Class V	6,638	17,437
Weis Markets, Inc.	360	17,467
Total		372,960
Food Products 0.0%
Cal-Maine Foods, Inc.	360	15,185
Dean Foods Co.	2,800	11,676
John B. Sanfilippo & Son, Inc.	730	49,822
Nestlé SA, Registered Shares	262	22,774
Uni-President Enterprises Corp.	51,000	120,854
Total		220,311
Personal Products 0.0%
Edgewell Personal Care Co.(b)	300	11,835
Medifast, Inc.	560	71,254
Usana Health Sciences, Inc.(b)	565	66,162
Total		149,251
Tobacco 0.1%
Eastern Tobacco	47,566	45,360
Imperial Brands PLC	4,181	138,466
Swedish Match AB	2,413	107,925
Total		291,751
Total Consumer Staples		1,174,117

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	71

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.0%
Mammoth Energy Services, Inc.	2,580	57,096
Matrix Service Co.(b)	2,825	60,596
Profire Energy, Inc.(b)	5,300	8,851
Total		126,543
Oil, Gas & Consumable Fuels 0.1%
Arch Coal, Inc.	90	7,932
California Resources Corp.(b)	520	10,478
Canadian Natural Resources Ltd.	400	10,737
China Petroleum & Chemical Corp., Class H	152,000	127,102
CVR Energy, Inc.	1,415	56,812
Delek U.S. Holdings, Inc.	190	6,177
Denbury Resources, Inc.(b)	22,700	46,081
ENI SpA	5,054	85,650
Imperial Oil Ltd.	3,600	102,141
Motor Oil Hellas Corinth Refineries SA	2,225	55,391
OMV AG	1,258	62,492
Peabody Energy Corp.	780	27,846
PT Bukit Asam Tbk	240,000	74,255
PTT PCL	48,100	74,903
Renewable Energy Group, Inc.(b)	2,400	69,360
REX American Resources Corp.(b)	234	17,065
Southwestern Energy Co.(b)	6,200	27,094
W&T Offshore, Inc.(b)	8,000	40,320
World Fuel Services Corp.	350	8,711
Total		910,547
Total Energy		1,037,090
Financials 0.5%
Banks 0.3%
Agricultural Bank of China Ltd., Class H	147,000	69,597
Akbank T.A.S.	27,320	37,437
BancFirst Corp.	220	11,810
Bancorp, Inc. (The)(b)	6,600	55,968
Bank Leumi Le-Israel BM	13,133	86,666
Banner Corp.	1,130	61,630
Cadence BanCorp	3,175	59,531
Cathay General Bancorp	1,925	71,456
Common Stocks (continued)
Issuer	Shares	Value ($)
City Holding Co.	110	7,885
CTBC Financial Holding Co., Ltd.	43,000	29,281
Customers Bancorp, Inc.(b)	2,791	54,899
DBS Group Holdings Ltd.	3,000	53,468
Enterprise Financial Services Corp.	1,480	65,312
First BanCorp	7,900	84,135
First Merchants Corp.	680	24,908
Hancock Whitney Corp.	1,810	74,355
Hope Bancorp, Inc.	3,425	49,012
International Bancshares Corp.	1,655	58,703
Metropolitan Bank Holding Corp.(b)	180	6,300
OFG Bancorp	3,750	72,675
Postal Savings Bank of China Co., Ltd.(c)	15,000	8,441
Preferred Bank	1,180	54,941
Qatar National Bank QPSC	727	39,528
Royal Bank of Canada	2,000	152,243
S&T Bancorp, Inc.	1,700	65,314
Sberbank of Russia PJSC	13,790	45,967
Societe Generale SA	3,004	93,318
Standard Bank Group Ltd.	10,496	155,075
Sumitomo Mitsui Financial Group, Inc.	800	29,762
Toronto-Dominion Bank (The)	600	33,791
Turkiye Is Bankasi AS	35,641	39,182
Total		1,752,590
Capital Markets 0.0%
Artisan Partners Asset Management, Inc., Class A	2,400	55,968
CI Financial Corp.	200	2,693
Cohen & Steers, Inc.	350	13,171
Daiwa Securities Group, Inc.	6,500	32,417
Federated Investors, Inc., Class B	300	7,839
Greenhill & Co., Inc.	1,150	28,819
Oppenheimer Holdings, Inc., Class A	125	3,366
Waddell & Reed Financial, Inc., Class A	3,375	57,780
Total		202,053
Consumer Finance 0.0%
Curo Group Holdings Corp.(b)	825	10,313
Enova International, Inc.(b)	2,825	65,116
Nelnet, Inc., Class A	1,165	61,279
Total		136,708

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 0.0%
EXOR NV	81	5,173
ORIX Corp.	7,500	113,129
Total		118,302
Insurance 0.1%
Aegon NV	4,371	22,424
Allianz SE, Registered Shares	836	176,947
American Equity Investment Life Holding Co.	2,460	77,047
Assicurazioni Generali SpA	8,021	140,421
AXA SA	6,009	139,243
CNP Assurances	787	17,872
Dai-ichi Life Holdings, Inc.	2,600	42,216
Employers Holdings, Inc.	1,420	60,166
Genworth Financial, Inc., Class A(b)	14,000	67,760
Porto Seguro SA	7,500	115,321
Universal Insurance Holdings, Inc.	1,656	62,464
Total		921,881
Mortgage Real Estate Investment Trusts (REITS) 0.0%
AG Mortgage Investment Trust, Inc.	575	10,362
Arbor Realty Trust, Inc.	1,363	16,301
Ladder Capital Corp., Class A	4,161	72,027
Western Asset Mortgage Capital Corp.	4,650	44,454
Total		143,144
Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.(b)	2,160	85,860
Federal Agricultural Mortgage Corp.	895	63,321
Merchants Bancorp	700	13,699
MGIC Investment Corp.(b)	7,435	92,789
NMI Holdings, Inc., Class A(b)	1,225	26,950
Radian Group, Inc.	4,550	87,542
Total		370,161
Total Financials		3,644,839
Health Care 0.4%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	1,010	23,008
Adaptimmune Therapeutics PLC, ADR(b)	1,800	8,766
Akebia Therapeutics, Inc.(b)	2,219	12,227
Alder Biopharmaceuticals, Inc.(b)	3,090	43,507
Common Stocks (continued)
Issuer	Shares	Value ($)
Array BioPharma, Inc.(b)	1,380	25,765
Atara Biotherapeutics, Inc.(b)	1,350	51,300
bluebird bio, Inc.(b)	250	33,357
Clovis Oncology, Inc.(b)	725	18,386
Dynavax Technologies Corp.(b)	2,050	22,591
Enanta Pharmaceuticals, Inc.(b)	150	11,914
Immunomedics, Inc.(b)	3,690	54,575
Insmed, Inc.(b)	1,355	32,940
Intercept Pharmaceuticals, Inc.(b)	300	36,204
Loxo Oncology, Inc.(b)	205	48,093
Mirati Therapeutics, Inc.(b)	730	48,238
Nightstar Therapeutics PLC, ADR(b)	1,439	19,614
Puma Biotechnology, Inc.(b)	1,025	28,577
Rubius Therapeutics, Inc.(b)	790	10,815
Sage Therapeutics, Inc.(b)	310	44,203
Sarepta Therapeutics, Inc.(b)	315	44,009
Spark Therapeutics, Inc.(b)	645	30,844
uniQure NV(b)	1,295	44,354
Total		693,287
Health Care Equipment & Supplies 0.0%
Accuray, Inc.(b)	1,800	7,920
Haemonetics Corp.(b)	145	14,342
Integer Holdings Corp.(b)	850	68,841
LeMaitre Vascular, Inc.	375	8,940
SurModics, Inc.(b)	1,180	67,579
Varex Imaging Corp.(b)	1,475	42,023
Total		209,645
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	1,700	46,854
Amedisys, Inc.(b)	100	13,116
Ensign Group, Inc. (The)	1,600	69,712
Patterson Companies, Inc.	2,925	65,198
Providence Service Corp. (The)(b)	860	55,161
RadNet, Inc.(b)	2,200	30,030
Tivity Health, Inc.(b)	1,970	43,852
Triple-S Management Corp., Class B(b)	3,365	67,839
Total		391,762

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	73

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.0%
Luminex Corp.	1,100	30,679
Medpace Holdings, Inc.(b)	1,195	76,958
Syneos Health, Inc.(b)	1,630	83,195
Total		190,832
Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.(b)	950	44,669
ANI Pharmaceuticals, Inc.(b)	1,120	60,189
Astellas Pharma, Inc.	8,800	130,576
Eisai Co., Ltd.	700	54,353
Endo International PLC(b)	5,850	57,037
GlaxoSmithKline PLC	7,179	139,093
GW Pharmaceuticals PLC, ADR(b)	185	26,409
H Lundbeck A/S	381	16,689
Horizon Pharma PLC(b)	1,870	40,186
Mallinckrodt PLC(b)	725	15,848
Medicines Co. (The)(b)	890	20,568
Novartis AG, Registered Shares	827	71,935
Novo Nordisk A/S, Class B	839	39,130
Odonate Therapeutics, Inc.(b)	1,200	19,884
Phibro Animal Health Corp., Class A	995	31,064
Prestige Consumer Healthcare, Inc.(b)	860	24,011
Roche Holding AG, Genusschein Shares	813	215,789
Supernus Pharmaceuticals, Inc.(b)	775	29,551
Total		1,036,981
Total Health Care		2,522,507
Industrials 0.4%
Aerospace & Defense 0.0%
Dassault Aviation SA	75	111,684
National Presto Industries, Inc.	470	56,221
Safran SA	66	8,650
Total		176,555
Air Freight & Logistics 0.0%
Forward Air Corp.	190	11,121
Airlines 0.0%
International Consolidated Airlines Group SA	14,504	122,584
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.1%
Advanced Drainage Systems, Inc.	2,300	58,650
Continental Building Product(b)	2,190	57,684
Insteel Industries, Inc.	1,520	33,577
Masonite International Corp.(b)	470	26,884
NCI Building Systems, Inc.(b)	1,925	15,708
Quanex Building Products Corp.	1,275	19,954
Total		212,457
Commercial Services & Supplies 0.1%
Deluxe Corp.	590	27,712
Ennis, Inc.	1,200	23,808
HNI Corp.	1,620	62,969
Quad/Graphics, Inc.	3,225	43,570
SP Plus Corp.(b)	1,220	40,382
Total		198,441
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,048	43,304
CIMIC Group Ltd.	3,786	123,425
EMCOR Group, Inc.	400	26,092
GS Engineering & Construction Corp.	1,446	61,292
Taisei Corp.	3,100	145,955
Total		400,068
Electrical Equipment 0.0%
Atkore International Group, Inc.(b)	3,025	70,150
Fuji Electric Co., Ltd.	1,300	40,176
Generac Holdings, Inc.(b)	1,510	79,924
Total		190,250
Industrial Conglomerates 0.0%
CITIC Ltd.	88,000	133,308
Machinery 0.1%
Federal Signal Corp.	2,875	63,192
Global Brass & Copper Holdings, Inc.	1,470	44,453
Gorman-Rupp Co.	525	18,139
Hillenbrand, Inc.	1,700	72,080
Kadant, Inc.	670	57,151
Meritor, Inc.(b)	1,000	20,680
Milacron Holdings Corp.(b)	3,575	49,550
Rexnord Corp.(b)	2,750	71,912

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sinotruk Hong Kong Ltd.	29,000	53,713
SPX FLOW, Inc.(b)	1,090	35,719
Wabash National Corp.	3,925	54,715
Watts Water Technologies, Inc., Class A	130	9,733
Weichai Power Co., Ltd., Class H	78,000	105,272
Total		656,309
Professional Services 0.0%
Heidrick & Struggles International, Inc.	1,670	55,194
Kforce, Inc.	1,900	62,339
Korn/Ferry International	1,250	57,000
Total		174,533
Road & Rail 0.0%
ArcBest Corp.	1,690	63,578
Canadian Pacific Railway Ltd.	100	20,496
Saia, Inc.(b)	780	46,777
USA Truck, Inc.(b)	400	7,144
Total		137,995
Trading Companies & Distributors 0.0%
Applied Industrial Technologies, Inc.	1,130	66,681
Ferguson PLC	353	23,585
Kaman Corp.	1,110	65,623
Mitsubishi Corp.	200	5,862
Total		161,751
Total Industrials		2,575,372
Information Technology 0.3%
Communications Equipment 0.0%
CalAmp Corp.(b)	1,475	21,255
InterDigital, Inc.	960	69,898
Netscout Systems, Inc.(b)	2,725	70,659
Telefonaktiebolaget LM Ericsson, Class B	904	8,028
Total		169,840
Electronic Equipment, Instruments & Components 0.1%
AU Optronics Corp.	37,000	14,504
AVX Corp.	1,725	30,619
Chimei Innolux Corp.	179,000	61,729
Fabrinet (b)	1,400	79,576
Hitachi Ltd.	3,000	94,375
Insight Enterprises, Inc.(b)	670	30,766
Common Stocks (continued)
Issuer	Shares	Value ($)
Novanta, Inc.	760	52,957
PC Connection, Inc.	1,250	41,413
Scansource, Inc.(b)	300	11,493
Tech Data Corp.(b)	930	88,936
Venture Corp., Ltd.	4,900	59,519
Total		565,887
IT Services 0.0%
CACI International, Inc., Class A(b)	65	10,867
Cardtronics PLC, Class A(b)	1,975	53,463
Cass Information Systems, Inc.	108	5,302
Endurance International Group Holdings Inc(b)	2,150	17,415
EVERTEC, Inc.	2,450	67,791
MAXIMUS, Inc.	1,250	87,662
TTEC Holdings, Inc.	990	33,096
Total		275,596
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	8,870	70,960
Cirrus Logic, Inc.(b)	2,010	74,671
Diodes, Inc.(b)	2,040	68,605
GlobalWafers Co., Ltd.	7,000	69,221
Novatek Microelectronics	19,000	99,817
Photronics, Inc.(b)	2,650	28,329
Synaptics, Inc.(b)	1,720	68,456
Tokyo Electron Ltd.	200	29,204
Total		509,263
Software 0.1%
CommVault Systems, Inc.(b)	1,210	79,945
HubSpot, Inc.(b)	420	66,490
j2 Global, Inc.	1,073	80,647
MicroStrategy, Inc., Class A(b)	115	14,592
Paylocity Holding Corp.(b)	900	63,927
Progress Software Corp.	1,955	70,830
Qualys, Inc.(b)	420	36,343
SPS Commerce, Inc.(b)	200	17,732
Tenable Holdings, Inc.(b)	1,870	51,761
TiVo Corp.	3,300	36,729
Total		518,996

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	75

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.0%
Immersion Corp.(b)	6,350	60,261
Samsung Electronics Co., Ltd.	5,546	231,236
Total		291,497
Total Information Technology		2,331,079
Materials 0.2%
Chemicals 0.0%
Covestro AG	1,490	82,169
Stepan Co.	340	29,896
Trinseo SA	510	25,016
Total		137,081
Metals & Mining 0.1%
BHP Group Ltd.	5,692	145,333
Materion Corp.	1,260	59,132
Rio Tinto PLC	2,972	163,232
Schnitzer Steel Industries, Inc., Class A	2,525	61,105
Teck Resources Ltd., Class B	3,200	77,933
Warrior Met Coal, Inc.	2,725	78,289
Total		585,024
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	3,375	82,282
UPM-Kymmene OYJ	2,904	83,962
Verso Corp., Class A(b)	2,450	60,442
West Fraser Timber Co., Ltd.	2,000	119,137
Total		345,823
Total Materials		1,067,928
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.1%
Americold Realty Trust	2,050	60,106
Chatham Lodging Trust	625	12,631
CoreCivic, Inc.	3,475	69,048
CorEnergy Infrastructure Trust, Inc.	1,758	62,954
DiamondRock Hospitality Co.	4,850	49,276
EastGroup Properties, Inc.	525	54,317
GEO Group, Inc. (The)	3,250	73,287
Investors Real Estate Trust	1,019	59,989
Mirvac Group	27,859	48,847
Piedmont Office Realty Trust, Inc.	1,325	25,652
Common Stocks (continued)
Issuer	Shares	Value ($)
PS Business Parks, Inc.	493	71,579
Ryman Hospitality Properties, Inc.	185	14,865
Tanger Factory Outlet Centers, Inc.	875	19,906
Washington Prime Group, Inc.	11,100	63,048
Xenia Hotels & Resorts, Inc.	3,525	66,164
Total		751,669
Real Estate Management & Development 0.1%
CK Asset Holdings Ltd.	10,000	84,188
Emaar Properties PJSC	47,820	56,393
HFF, Inc., Class A	1,740	72,071
Kerry Properties Ltd.	8,500	35,305
Marcus & Millichap, Inc.(b)	580	22,968
RE/MAX Holdings, Inc., Class A	230	9,595
RMR Group, Inc. (The), Class A	810	53,468
Shimao Property Holdings Ltd.	6,500	18,510
Swire Pacific Ltd., Class A	500	5,922
Total		358,420
Total Real Estate		1,110,089
Utilities 0.1%
Electric Utilities 0.1%
CEZ AS	1,669	42,051
El Paso Electric Co.	1,010	53,045
Enel SpA	2,207	13,303
IDACORP, Inc.	850	82,875
Inter RAO UES PJSC	665,000	38,911
Manila Electric Co.	3,290	23,144
Otter Tail Corp.	140	6,783
Portland General Electric Co.	1,719	83,062
Total		343,174
Gas Utilities 0.0%
Chesapeake Utilities Corp.	695	62,946
Independent Power and Renewable Electricity Producers 0.0%
Ormat Technologies, Inc.	920	53,093
Multi-Utilities 0.0%
Centrica PLC	14,266	25,522
Engie SA	9,024	144,449

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
NorthWestern Corp.	500	31,955
RWE AG	339	8,397
Total		210,323
Water Utilities 0.0%
SJW Corp.	275	16,486
Total Utilities		686,022
Total Common Stocks (Cost $19,329,955)		19,365,902

Equity Funds 70.9%
	Shares	Value ($)
International 18.4%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	3,126,243	19,101,347
Columbia Emerging Markets Fund, Institutional 3 Class(a)	3,683,148	44,381,932
Columbia Overseas Core Fund, Institutional 3 Class(a)	2,453,845	22,403,605
Columbia Overseas Value Fund, Institutional 3 Class(a)	1,666,059	14,944,547
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	2,919,950	27,213,939
Total		128,045,370
U.S. Large Cap 49.3%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	2,099,771	49,848,568
Columbia Disciplined Core Fund, Institutional 3 Class(a)	4,124,865	47,435,950
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	5,487,051	47,462,993
Columbia Disciplined Value Fund, Institutional 3 Class(a)	7,413,740	69,021,922
Columbia Large Cap Growth Fund, Institutional 3 Class(a),(b)	522,971	21,018,182
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	3,692,949	48,894,646
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	2,158,640	33,610,030
Columbia Select Large Cap Value Fund, Institutional 3 Class(a)	1,015,121	25,753,605
Total		343,045,896
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.2%
Columbia Select Small Cap Value Fund, Institutional 3 Class(a)	407,738	8,032,441
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(b)	188,796	3,536,139
Columbia Small Cap Index Fund, Institutional 3 Class(a)	493,361	10,908,213
Total		22,476,793
Total Equity Funds (Cost $459,289,290)		493,568,059

Fixed-Income Funds 12.7%

Emerging Markets 0.5%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	313,564	3,452,342
High Yield 5.4%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	8,189,532	23,094,480
Columbia Income Opportunities Fund, Institutional 3 Class(a)	1,554,387	14,797,760
Total		37,892,240
Investment Grade 6.8%
Columbia Corporate Income Fund, Institutional 3 Class(a)	2,659,607	26,276,923
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	409,968	4,083,278
Columbia Quality Income Fund, Institutional 3 Class(a)	1,586,383	8,534,739
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	743,359	8,169,513
Total		47,064,453
Total Fixed-Income Funds (Cost $90,172,678)		88,409,035

Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Banks 0.0%
Itau Unibanco Holding SA	12,900	137,163
Total Financials		137,163
Total Preferred Stocks (Cost $89,476)		137,163

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	77

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Money Market Funds 9.1%
	Shares	Value ($)
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%(a),(d)	9,107,990	9,107,990
Columbia Short-Term Cash Fund, 2.530%(a),(d)	54,617,720	54,612,259
Total Money Market Funds (Cost $63,721,490)		63,720,249
Total Investments in Securities (Cost: $664,422,692)		692,786,194
Other Assets & Liabilities, Net		3,693,711
Net Assets		696,479,905
At January 31, 2019, securities and/or cash totaling $3,509,214 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
186,000 BRL	49,632 USD	Morgan Stanley	03/20/2019	—	(1,224)
33,000 CAD	24,758 USD	Morgan Stanley	03/20/2019	—	(382)
36,000 EUR	41,518 USD	Morgan Stanley	03/20/2019	162	—
36,000 EUR	41,161 USD	Morgan Stanley	03/20/2019	—	(195)
180,000 ILS	49,137 USD	Morgan Stanley	03/20/2019	—	(512)
770,000 NOK	90,101 USD	Morgan Stanley	03/20/2019	—	(1,375)
44,000 SGD	32,410 USD	Morgan Stanley	03/20/2019	—	(306)
485,000 THB	15,304 USD	Morgan Stanley	03/20/2019	—	(236)
4,291,000 TWD	139,312 USD	Morgan Stanley	03/20/2019	—	(833)
16,392 USD	107,000 DKK	Morgan Stanley	03/20/2019	77	—
171,700 USD	12,293,000 INR	Morgan Stanley	03/20/2019	647	—
41,041 USD	788,000 MXN	Morgan Stanley	03/20/2019	—	(98)
40,937 USD	169,000 MYR	Morgan Stanley	03/20/2019	478	—
683,000 ZAR	49,082 USD	Morgan Stanley	03/20/2019	—	(2,161)
Total				1,364	(7,322)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	109	03/2019	USD	9,963,145	471,964	—
Russell 2000 E-mini	2	03/2019	USD	150,020	8,390	—
S&P 500 E-mini	396	03/2019	USD	53,549,100	2,957,138	—
TOPIX Index	120	03/2019	JPY	1,881,600,000	—	(160,807)
U.S. Treasury 5-Year Note	23	03/2019	USD	2,641,766	46,312	—
Total					3,483,804	(160,807)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(272)	03/2019	USD	(14,478,560)	—	(1,232,121)
Russell 2000 E-mini	(51)	03/2019	USD	(3,825,510)	—	(149,662)
U.S. Treasury 10-Year Note	(13)	03/2019	USD	(1,592,094)	—	(43,395)
Total					—	(1,425,178)

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	3,546,000	(58,665)	—	—	—	(58,665)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	5,500,740	(34,830)	—	—	—	(34,830)
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	3,763,000	528	—	—	528	—
Total							(92,967)	—	—	528	(93,495)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	200,397	11,393	(211,790)	—	50,744	115,273	(27,683)	13,921	—
Columbia Alternative Beta Fund, Institutional 3 Class
	468,857	—	—	468,857	—	—	(684,532)	—	3,727,416
Columbia Commodity Strategy Fund, Institutional 3 Class
	3,894,485	392,113	(2,171,662)	2,114,936	—	(657,860)	(2,813,006)	1,387,397	9,348,017
Columbia Contrarian Core Fund, Institutional 3 Class
	2,280,805	211,756	(392,790)	2,099,771	3,624,212	4,661,284	(12,379,706)	622,557	49,848,568
Columbia Contrarian Europe Fund, Institutional 3 Class
	3,110,561	176,455	(160,773)	3,126,243	266,740	139,314	(4,811,070)	291,928	19,101,347
Columbia Corporate Income Fund, Institutional 3 Class
	2,867,280	156,770	(364,443)	2,659,607	—	(88,727)	(926,520)	940,777	26,276,923
Columbia Disciplined Core Fund, Institutional 3 Class
	3,740,211	950,907	(566,253)	4,124,865	3,041,433	5,010,580	(9,442,078)	591,344	47,435,950
Columbia Disciplined Growth Fund, Institutional 3 Class
	5,277,195	755,066	(545,210)	5,487,051	5,827,867	988,699	(7,568,265)	110,611	47,462,993
Columbia Disciplined Small Core Fund, Institutional 3 Class
	1,317,552	10,603	(1,328,155)	—	—	(4,627,605)	4,469,323	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	6,905,201	857,679	(349,140)	7,413,740	5,741,504	555,445	(13,334,098)	1,357,671	69,021,922
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	748,403	15,154	(763,557)	—	—	(424,758)	146,630	—	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	292,151	33,961	(12,548)	313,564	—	(4,487)	(273,539)	173,588	3,452,342
Columbia Emerging Markets Fund, Institutional 3 Class
	3,859,637	91,731	(268,220)	3,683,148	—	594,811	(11,321,212)	145,459	44,381,932
Columbia Government Money Market Fund, Institutional 3 Class, 1.979%
	—	10,435,351	(1,327,361)	9,107,990	—	—	—	87,215	9,107,990
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	79

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia High Yield Bond Fund, Institutional 3 Class
	8,606,423	605,255	(1,022,146)	8,189,532	—	(183,477)	(959,114)	1,259,864	23,094,480
Columbia Income Opportunities Fund, Institutional 3 Class
	1,629,027	111,454	(186,094)	1,554,387	—	(20,462)	(648,146)	771,639	14,797,760
Columbia Large Cap Growth Fund, Institutional 3 Class
	535,320	47,605	(59,954)	522,971	1,623,266	1,815,324	(3,800,208)	—	21,018,182
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	456,503	28,544	(75,079)	409,968	13,100	(12,200)	93,163	184,524	4,083,278
Columbia Multi-Asset Income Fund, Institutional 3 Class
	1,493,485	102,814	—	1,596,299	—	—	(1,300,891)	966,001	14,510,353
Columbia Overseas Core Fund, Institutional 3 Class
	—	2,596,326	(142,481)	2,453,845	—	(162,571)	(2,392,063)	243,000	22,403,605
Columbia Overseas Value Fund, Institutional 3 Class
	3,725,108	552,406	(2,611,455)	1,666,059	277,003	3,792,894	(7,904,812)	275,714	14,944,547
Columbia Pacific/Asia Fund, Institutional 3 Class
	2,717,982	299,200	(97,232)	2,919,950	2,369,689	219,063	(7,785,752)	197,504	27,213,939
Columbia Quality Income Fund, Institutional 3 Class
	1,690,128	84,882	(188,627)	1,586,383	—	(51,867)	105,483	248,286	8,534,739
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	3,662,887	402,109	(372,047)	3,692,949	4,344,432	267,945	(6,763,254)	688,867	48,894,646
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	2,007,531	429,353	(278,244)	2,158,640	6,018,110	1,639,518	(7,349,787)	—	33,610,030
Columbia Select Large Cap Value Fund, Institutional 3 Class
	1,011,108	57,338	(53,325)	1,015,121	680,221	676,279	(3,953,495)	450,730	25,753,605
Columbia Select Small Cap Value Fund, Institutional 3 Class
	394,348	32,534	(19,144)	407,738	417,386	50,432	(1,041,446)	16,596	8,032,441
Columbia Short-Term Cash Fund, 2.530%
	59,237,314	68,954,819	(73,574,413)	54,617,720	—	(3,634)	(2,218)	1,157,025	54,612,259
Columbia Small Cap Growth Fund I, Institutional 3 Class
	190,083	35,244	(36,531)	188,796	551,760	(360,827)	147,865	—	3,536,139
Columbia Small Cap Index Fund, Institutional 3 Class
	—	493,361	—	493,361	953,172	—	(1,588,398)	130,420	10,908,213
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	844,845	(101,486)	743,359	—	(6,636)	133,916	72,545	8,169,513
Total					35,800,639	13,921,750	(103,974,913)	12,385,183	673,283,129

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2019, the total value of these securities amounted to $8,441, which represents less than 0.01% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Capital Allocation Portfolios | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
BRL	Brazilian Real
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	81

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2019
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	27,585,786	—	—	—	27,585,786
Common Stocks
Communication Services	513,643	495,403	—	—	1,009,046
Consumer Discretionary	1,421,526	786,287	—	—	2,207,813
Consumer Staples	483,904	690,213	—	—	1,174,117
Energy	557,297	479,793	—	—	1,037,090
Financials	2,267,275	1,377,564	—	—	3,644,839
Health Care	1,808,088	714,419	—	—	2,522,507
Industrials	1,596,562	978,810	—	—	2,575,372
Information Technology	1,663,446	667,633	—	—	2,331,079
Materials	593,232	474,696	—	—	1,067,928
Real Estate	860,924	249,165	—	—	1,110,089
Utilities	390,245	295,777	—	—	686,022
Total Common Stocks	12,156,142	7,209,760	—	—	19,365,902
Equity Funds	493,568,059	—	—	—	493,568,059
Fixed-Income Funds	88,409,035	—	—	—	88,409,035
Preferred Stocks
Financials	137,163	—	—	—	137,163
Money Market Funds	9,107,990	—	—	54,612,259	63,720,249
Total Investments in Securities	630,964,175	7,209,760	—	54,612,259	692,786,194
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,364	—	—	1,364
Futures Contracts	3,483,804	—	—	—	3,483,804
Swap Contracts	—	528	—	—	528
Liability
Forward Foreign Currency Exchange Contracts	—	(7,322)	—	—	(7,322)
Futures Contracts	(1,585,985)	—	—	—	(1,585,985)
Swap Contracts	—	(93,495)	—	—	(93,495)
Total	632,861,994	7,110,835	—	54,612,259	694,585,088
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Assets and Liabilities
January 31, 2019
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,002,105, $14,204,030, $32,547,891, respectively)	$9,077,899	$14,272,079	$32,656,766
Affiliated issuers (cost $218,235,572, $508,237,158, $1,402,388,976, respectively)	215,705,984	505,123,600	1,424,146,733
Cash	49	83	405
Foreign currency (cost $—, $—, $63,747, respectively)	—	—	63,747
Margin deposits on:
Futures contracts	403,198	1,763,528	5,881,586
Swap contracts	71,890	257,559	892,961
Unrealized appreciation on forward foreign currency exchange contracts	195	299	1,651
Receivable for:
Investments sold	106,019	65,547	1,054,165
Capital shares sold	153,536	159,117	831,273
Dividends	359,686	714,918	1,851,015
Foreign tax reclaims	16,082	23,491	13,657
Variation margin for futures contracts	81,541	304,500	1,127,273
Prepaid expenses	1,651	2,164	3,768
Total assets	225,977,730	522,686,885	1,468,525,000
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,637	4,038	8,840
Payable for:
Investments purchased	296,308	588,786	2,137,392
Capital shares purchased	289,913	507,317	1,505,790
Variation margin for futures contracts	30,800	74,520	360,238
Variation margin for swap contracts	7,558	27,078	94,307
Management services fees	701	1,411	2,935
Distribution and/or service fees	1,979	4,597	12,899
Transfer agent fees	19,445	40,313	98,869
Compensation of board members	71,425	39,445	54,704
Compensation of chief compliance officer	52	122	338
Other expenses	48,388	61,596	115,623
Total liabilities	769,206	1,349,223	4,391,935
Net assets applicable to outstanding capital stock	$225,208,524	$521,337,662	$1,464,133,065
Represented by
Paid in capital	228,596,245	521,687,818	1,423,402,731
Total distributable earnings (loss) (Note 2)	(3,387,721)	(350,156)	40,730,334
Total - representing net assets applicable to outstanding capital stock	$225,208,524	$521,337,662	$1,464,133,065
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	83

Statement of Assets and Liabilities  (continued)
January 31, 2019
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Class A
Net assets	$177,621,932	$427,505,668	$1,247,694,383
Shares outstanding	18,191,331	41,300,424	116,584,183
Net asset value per share	$9.76	$10.35	$10.70
Maximum sales charge	4.75%	5.75%	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.25	$10.98	$11.35
Advisor Class
Net assets	$8,395,723	$4,942,587	$1,212,216
Shares outstanding	865,683	482,061	114,734
Net asset value per share	$9.70	$10.25	$10.57
Class C
Net assets	$27,850,415	$61,018,503	$160,172,310
Shares outstanding	2,869,438	5,984,655	15,099,424
Net asset value per share	$9.71	$10.20	$10.61
Institutional Class
Net assets	$8,190,545	$17,130,714	$38,024,856
Shares outstanding	839,234	1,679,501	3,557,759
Net asset value per share	$9.76	$10.20	$10.69
Institutional 2 Class
Net assets	$641,971	$3,758,461	$4,553,902
Shares outstanding	66,199	366,822	431,335
Net asset value per share	$9.70	$10.25	$10.56
Institutional 3 Class
Net assets	$2,060,964	$5,551,069	$9,319,266
Shares outstanding	212,825	549,382	882,262
Net asset value per share	$9.68	$10.10	$10.56
Class R
Net assets	$446,974	$1,430,660	$3,156,132
Shares outstanding	45,800	137,990	295,801
Net asset value per share	$9.76	$10.37	$10.67
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Assets and Liabilities  (continued)
January 31, 2019
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,420,305, $19,419,431, respectively)	$32,086,570	$19,503,065
Affiliated issuers (cost $1,874,477,090, $645,003,261, respectively)	1,934,131,612	673,283,129
Cash	422	202
Foreign currency (cost $45,357, $52,557, respectively)	45,346	52,557
Margin deposits on:
Futures contracts	12,799,956	3,220,489
Swap contracts	1,462,073	288,725
Unrealized appreciation on forward foreign currency exchange contracts	1,155	1,364
Receivable for:
Investments sold	13,340,574	1,157,684
Capital shares sold	980,635	487,991
Dividends	1,996,850	424,850
Foreign tax reclaims	10,449	12,209
Variation margin for futures contracts	2,241,680	560,905
Prepaid expenses	4,731	2,467
Total assets	1,999,102,053	698,995,637
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,202	7,322
Payable for:
Investments purchased	1,771,993	717,616
Capital shares purchased	13,850,691	1,421,125
Variation margin for futures contracts	306,820	160,794
Variation margin for swap contracts	149,425	29,303
Management services fees	5,968	1,552
Distribution and/or service fees	15,646	6,031
Transfer agent fees	158,896	52,991
Compensation of board members	180,348	35,624
Compensation of chief compliance officer	467	162
Other expenses	146,232	83,212
Total liabilities	16,592,688	2,515,732
Net assets applicable to outstanding capital stock	$1,982,509,365	$696,479,905
Represented by
Paid in capital	1,879,843,904	648,282,243
Total distributable earnings (loss) (Note 2)	102,665,461	48,197,662
Total - representing net assets applicable to outstanding capital stock	$1,982,509,365	$696,479,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	85

Statement of Assets and Liabilities  (continued)
January 31, 2019
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Class A
Net assets	$1,603,992,191	$599,211,274
Shares outstanding	137,766,848	50,366,232
Net asset value per share	$11.64	$11.90
Maximum sales charge	5.75%	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.35	$12.63
Advisor Class
Net assets	$14,621,918	$1,965,475
Shares outstanding	1,244,509	168,819
Net asset value per share	$11.75	$11.64
Class C
Net assets	$151,414,038	$70,523,950
Shares outstanding	12,977,189	6,078,497
Net asset value per share	$11.67	$11.60
Institutional Class
Net assets	$108,487,351	$10,382,281
Shares outstanding	9,337,430	876,683
Net asset value per share	$11.62	$11.84
Institutional 2 Class
Net assets	$7,960,888	$2,978,197
Shares outstanding	678,141	255,927
Net asset value per share	$11.74	$11.64
Institutional 3 Class
Net assets	$11,447,145	$8,668,246
Shares outstanding	999,372	745,398
Net asset value per share	$11.45	$11.63
Class R
Net assets	$4,957,208	$2,750,482
Shares outstanding	426,177	233,126
Net asset value per share	$11.63	$11.80
Class V
Net assets	$79,628,626	$—
Shares outstanding	6,839,292	—
Net asset value per share	$11.64	$—
Maximum sales charge	5.75%	0%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$12.35	$—
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Operations
Year Ended January 31, 2019
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$317,306	$492,090	$811,351
Dividends — affiliated issuers	5,844,089	13,066,499	35,730,318
Interest	5,286	17,610	94,348
Foreign taxes withheld	(24,102)	(37,562)	(43,955)
Total income	6,142,579	13,538,637	36,592,062
Expenses:
Management services fees	260,462	531,608	1,130,670
Distribution and/or service fees
Class A	467,375	1,130,538	3,261,174
Class C	322,310	694,267	1,820,267
Class R	2,882	7,413	15,692
Transfer agent fees
Class A	178,081	393,916	1,016,513
Advisor Class	7,610	4,807	978
Class C	30,627	60,447	141,574
Institutional Class	8,576	18,720	32,747
Institutional 2 Class	470	2,352	3,610
Institutional 3 Class	367	572	1,545
Class K	10	—	8
Class R	546	1,290	2,449
Plan administration fees
Class K	27	1	34
Compensation of board members	6,354	15,742	28,438
Custodian fees	39,321	40,741	73,720
Printing and postage fees	32,715	61,740	159,166
Registration fees	105,356	108,133	146,054
Audit fees	26,176	26,176	28,577
Legal fees	8,784	11,549	20,122
Compensation of chief compliance officer	50	117	326
Other	12,899	17,228	29,927
Total expenses	1,510,998	3,127,357	7,913,591
Expense reduction	—	(100)	(100)
Total net expenses	1,510,998	3,127,257	7,913,491
Net investment income	4,631,581	10,411,380	28,678,571
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	87

Statement of Operations  (continued)
Year Ended January 31, 2019
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$81,482	$127,140	$647,496
Investments — affiliated issuers	(409,536)	6,092,837	12,437,505
Capital gain distributions from underlying affiliated funds	2,835,388	10,458,074	44,480,163
Foreign currency translations	(9,206)	(30,103)	(86,332)
Forward foreign currency exchange contracts	7,514	11,327	(4,878)
Futures contracts	(648,489)	(2,300,173)	(7,255,976)
Swap contracts	4,765	5,134	(17,661)
Net realized gain	1,861,918	14,364,236	50,200,317
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,654,227)	(2,572,625)	(5,490,062)
Investments — affiliated issuers	(9,353,501)	(38,355,680)	(137,934,226)
Foreign currency translations	(1,820)	(8,984)	(2,347)
Forward foreign currency exchange contracts	(6,479)	(10,051)	(15,769)
Futures contracts	348,612	370,175	(3,594,403)
Swap contracts	(77,216)	(263,109)	(646,889)
Net change in unrealized appreciation (depreciation)	(10,744,631)	(40,840,274)	(147,683,696)
Net realized and unrealized loss	(8,882,713)	(26,476,038)	(97,483,379)
Net decrease in net assets resulting from operations	$(4,251,132)	$(16,064,658)	$(68,804,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Operations  (continued)
Year Ended January 31, 2019
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$711,481	$548,581
Dividends — affiliated issuers	43,208,704	12,385,183
Interest	216,691	63,813
Foreign taxes withheld	(31,259)	(36,307)
Total income	44,105,617	12,961,270
Expenses:
Management services fees	2,270,117	597,763
Distribution and/or service fees
Class A	4,230,318	1,562,197
Class C	1,789,994	792,625
Class R	23,446	13,170
Class V	213,631	—
Transfer agent fees
Class A	1,840,482	550,204
Advisor Class	15,801	1,444
Class C	194,402	69,622
Institutional Class	136,426	16,012
Institutional 2 Class	4,989	2,142
Institutional 3 Class	1,696	1,208
Class K	—	7
Class R	5,105	2,322
Class V	92,925	—
Plan administration fees
Class K	1	25
Compensation of board members	26,392	18,512
Custodian fees	63,881	70,662
Printing and postage fees	235,309	89,780
Registration fees	142,398	118,156
Audit fees	29,133	28,576
Legal fees	25,235	13,116
Compensation of chief compliance officer	450	156
Other	37,214	19,569
Total expenses	11,379,345	3,967,268
Expense reduction	(8,836)	(120)
Total net expenses	11,370,509	3,967,148
Net investment income	32,735,108	8,994,122
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	89

Statement of Operations  (continued)
Year Ended January 31, 2019
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$829,831	$237,612
Investments — affiliated issuers	46,068,432	13,921,750
Capital gain distributions from underlying affiliated funds	75,834,344	35,800,639
Foreign currency translations	(139,850)	(58,688)
Forward foreign currency exchange contracts	(2,761)	(2,974)
Futures contracts	(15,028,187)	(2,875,302)
Swap contracts	109,192	74,126
Net realized gain	107,671,001	47,097,163
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,311,788)	(3,315,187)
Investments — affiliated issuers	(254,723,288)	(103,974,913)
Foreign currency translations	1,071	5,883
Forward foreign currency exchange contracts	(11,175)	(13,323)
Futures contracts	(4,631,236)	(3,263,127)
Swap contracts	(860,084)	(202,538)
Net change in unrealized appreciation (depreciation)	(265,536,500)	(110,763,205)
Net realized and unrealized loss	(157,865,499)	(63,666,042)
Net decrease in net assets resulting from operations	$(125,130,391)	$(54,671,920)
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Changes in Net Assets
	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$4,631,581	$4,177,260	$10,411,380	$9,771,586
Net realized gain	1,861,918	5,177,560	14,364,236	24,153,961
Net change in unrealized appreciation (depreciation)	(10,744,631)	9,873,143	(40,840,274)	32,842,709
Net increase (decrease) in net assets resulting from operations	(4,251,132)	19,227,963	(16,064,658)	66,768,256
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,261,195)		(29,538,220)
Advisor Class	(383,044)		(377,451)
Class C	(1,130,024)		(3,950,678)
Institutional Class	(414,020)		(1,273,084)
Institutional 2 Class	(32,378)		(279,105)
Institutional 3 Class	(89,671)		(216,346)
Class R	(20,707)		(87,364)
Net investment income
Class A		(4,353,776)		(10,394,435)
Advisor Class		(83,759)		(86,167)
Class B		(6,124)		(13,741)
Class C		(561,182)		(1,188,375)
Institutional Class		(220,122)		(684,241)
Institutional 2 Class		(9,633)		(56,849)
Institutional 3 Class		(25,050)		(15,809)
Class K		(2,342)		(771)
Class R		(14,575)		(43,855)
Net realized gains
Class A		(186,346)		(9,806,462)
Advisor Class		(3,920)		(78,715)
Class B		—		(14,546)
Class C		(36,388)		(1,688,041)
Institutional Class		(8,915)		(579,472)
Institutional 2 Class		(394)		(49,099)
Institutional 3 Class		(1,303)		(14,380)
Class K		(102)		(440)
Class R		(757)		(41,759)
Total distributions to shareholders (Note 2)	(10,331,039)	(5,514,688)	(35,722,248)	(24,757,157)
Decrease in net assets from capital stock activity	(15,880,534)	(22,006,729)	(34,244,493)	(49,336,256)
Total decrease in net assets	(30,462,705)	(8,293,454)	(86,031,399)	(7,325,157)
Net assets at beginning of year	255,671,229	263,964,683	607,369,061	614,694,218
Net assets at end of year	$225,208,524	$255,671,229	$521,337,662	$607,369,061
Undistributed net investment income	$44,348	$146,047	$561,359	$822,969
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	91

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio		Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$28,678,571	$25,024,943	$32,735,108	$28,422,571
Net realized gain	50,200,317	86,753,306	107,671,001	152,528,665
Net change in unrealized appreciation (depreciation)	(147,683,696)	124,542,887	(265,536,500)	234,363,279
Net increase (decrease) in net assets resulting from operations	(68,804,808)	236,321,136	(125,130,391)	415,314,515
Distributions to shareholders
Net investment income and net realized gains
Class A	(89,117,711)		(144,693,187)
Advisor Class	(94,726)		(1,309,324)
Class C	(10,693,917)		(13,511,746)
Institutional Class	(2,949,952)		(10,786,404)
Institutional 2 Class	(324,102)		(771,015)
Institutional 3 Class	(555,591)		(1,751,958)
Class R	(212,103)		(399,660)
Class V	—		(7,290,987)
Net investment income
Class A		(26,582,173)		(27,435,182)
Advisor Class		(24,417)		(157,254)
Class B		(14,106)		—
Class C		(2,500,429)		(2,002,393)
Institutional Class		(599,128)		(2,361,582)
Institutional 2 Class		(166,972)		(149,915)
Institutional 3 Class		(118,854)		(301,499)
Class K		(2,402)		(44)
Class R		(44,348)		(64,586)
Class V		—		(1,413,771)
Net realized gains
Class A		(58,730,658)		(95,979,290)
Advisor Class		(42,542)		(451,594)
Class B		(176,261)		(224,541)
Class C		(8,646,074)		(11,413,841)
Institutional Class		(1,151,950)		(7,298,358)
Institutional 2 Class		(342,217)		(424,543)
Institutional 3 Class		(230,022)		(689,718)
Class K		(5,148)		(145)
Class R		(110,450)		(263,876)
Class V		—		(4,955,110)
Total distributions to shareholders (Note 2)	(103,948,102)	(99,488,151)	(180,514,281)	(155,587,242)
Decrease in net assets from capital stock activity	(16,356,493)	(9,457,625)	(29,544,063)	(64,115,421)
Total increase (decrease) in net assets	(189,109,403)	127,375,360	(335,188,735)	195,611,852
Net assets at beginning of year	1,653,242,468	1,525,867,108	2,317,698,100	2,122,086,248
Net assets at end of year	$1,464,133,065	$1,653,242,468	$1,982,509,365	$2,317,698,100
Undistributed net investment income	$1,725,517	$1,195,430	$1,955,438	$1,825,858
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2019	Year Ended January 31, 2018
Operations
Net investment income	$8,994,122	$7,228,867
Net realized gain	47,097,163	59,305,791
Net change in unrealized appreciation (depreciation)	(110,763,205)	97,677,444
Net increase (decrease) in net assets resulting from operations	(54,671,920)	164,212,102
Distributions to shareholders
Net investment income and net realized gains
Class A	(56,249,800)
Advisor Class	(149,902)
Class C	(6,569,773)
Institutional Class	(1,505,982)
Institutional 2 Class	(299,479)
Institutional 3 Class	(702,519)
Class R	(237,487)
Net investment income
Class A		(9,048,448)
Advisor Class		(23,930)
Class C		(679,694)
Institutional Class		(305,148)
Institutional 2 Class		(38,834)
Institutional 3 Class		(59,852)
Class K		(1,376)
Class R		(28,394)
Net realized gains
Class A		(36,768,115)
Advisor Class		(74,404)
Class B		(123,096)
Class C		(5,002,125)
Institutional Class		(815,717)
Institutional 2 Class		(126,891)
Institutional 3 Class		(212,671)
Class K		(5,277)
Class R		(135,737)
Total distributions to shareholders (Note 2)	(65,714,942)	(53,449,709)
Increase in net assets from capital stock activity	25,804,766	5,038,252
Total increase (decrease) in net assets	(94,582,096)	115,800,645
Net assets at beginning of year	791,062,001	675,261,356
Net assets at end of year	$696,479,905	$791,062,001
Undistributed net investment income	$295,167	$220,085
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	93

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2019		January 31, 2018		January 31, 2019		January 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,969,256	19,700,851	1,869,570	18,977,560	3,983,309	43,154,491	4,308,753	47,787,141
Distributions reinvested	805,147	7,855,218	424,125	4,301,273	2,635,117	27,266,934	1,678,379	18,548,273
Redemptions	(3,710,672)	(36,975,160)	(4,884,815)	(49,390,028)	(8,070,396)	(87,125,279)	(9,857,770)	(108,575,283)
Net decrease	(936,269)	(9,419,091)	(2,591,120)	(26,111,195)	(1,451,970)	(16,703,854)	(3,870,638)	(42,239,869)
Advisor Class
Subscriptions	540,153	5,403,612	674,464	6,814,164	243,425	2,642,501	163,414	1,814,917
Distributions reinvested	21,054	204,051	3,964	39,810	33,420	343,736	15,020	164,773
Redemptions	(283,621)	(2,819,520)	(182,722)	(1,839,271)	(201,937)	(2,178,627)	(28,274)	(313,779)
Net increase	277,586	2,788,143	495,706	5,014,703	74,908	807,610	150,160	1,665,911
Class B
Subscriptions	—	—	783	7,762	—	—	1,057	11,322
Distributions reinvested	—	—	604	5,991	—	—	2,475	26,753
Redemptions	—	—	(165,367)	(1,662,667)	—	—	(379,768)	(4,128,607)
Net decrease	—	—	(163,980)	(1,648,914)	—	—	(376,236)	(4,090,532)
Class C
Subscriptions	426,852	4,222,140	518,012	5,244,571	1,204,927	12,638,220	916,864	10,022,460
Distributions reinvested	113,057	1,096,189	57,237	578,204	378,201	3,850,604	254,420	2,777,385
Redemptions	(1,428,294)	(14,263,130)	(1,139,128)	(11,461,143)	(2,927,297)	(31,245,355)	(2,198,776)	(23,879,550)
Net decrease	(888,385)	(8,944,801)	(563,879)	(5,638,368)	(1,344,169)	(14,756,531)	(1,027,492)	(11,079,705)
Institutional Class
Subscriptions	367,094	3,645,442	918,978	9,216,994	854,018	9,088,685	1,691,923	18,271,190
Distributions reinvested	33,224	324,410	19,235	194,975	100,869	1,027,804	62,399	680,288
Redemptions	(482,748)	(4,793,120)	(420,460)	(4,275,044)	(1,841,270)	(19,880,711)	(1,142,598)	(12,452,013)
Net increase (decrease)	(82,430)	(823,268)	517,753	5,136,925	(886,383)	(9,764,222)	611,724	6,499,465
Institutional 2 Class
Subscriptions	30,996	310,939	25,625	261,798	204,983	2,218,158	61,841	682,295
Distributions reinvested	3,328	32,265	988	9,965	27,310	278,941	9,664	105,837
Redemptions	(23,551)	(229,256)	(13,863)	(138,961)	(101,049)	(1,052,849)	(34,035)	(370,789)
Net increase	10,773	113,948	12,750	132,802	131,244	1,444,250	37,470	417,343
Institutional 3 Class
Subscriptions	85,632	852,028	98,322	997,950	554,580	5,925,134	52,750	577,645
Distributions reinvested	9,268	89,558	2,602	26,290	22,100	216,180	2,778	30,077
Redemptions	(16,589)	(165,008)	(27,351)	(276,718)	(99,270)	(1,059,132)	(22,895)	(253,446)
Net increase	78,311	776,578	73,573	747,522	477,410	5,082,182	32,633	354,276
Class K
Subscriptions	6	61	71	716	—	—	306	3,306
Distributions reinvested	—	—	238	2,386	—	—	102	1,099
Redemptions	(10,643)	(107,736)	—	—	(236)	(2,605)	(5,728)	(63,437)
Net increase (decrease)	(10,637)	(107,675)	309	3,102	(236)	(2,605)	(5,320)	(59,032)
Class R
Subscriptions	20,656	208,934	46,839	467,557	51,985	565,419	84,727	923,578
Distributions reinvested	1,753	17,113	1,236	12,550	7,136	73,586	6,157	68,047
Redemptions	(48,664)	(490,415)	(12,126)	(123,413)	(89,968)	(990,328)	(161,825)	(1,795,738)
Net increase (decrease)	(26,255)	(264,368)	35,949	356,694	(30,847)	(351,323)	(70,941)	(804,113)
Total net decrease	(1,577,306)	(15,880,534)	(2,182,939)	(22,006,729)	(3,030,043)	(34,244,493)	(4,518,640)	(49,336,256)
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2019		January 31, 2018		January 31, 2019		January 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,750,122	133,498,609	10,693,101	123,704,358	11,248,709	140,329,336	10,248,676	130,953,672
Distributions reinvested	8,266,442	88,209,837	7,347,550	84,534,924	10,871,035	125,984,632	8,320,226	106,374,225
Redemptions	(19,373,912)	(217,676,712)	(21,275,717)	(244,960,004)	(19,684,913)	(245,279,306)	(22,498,754)	(286,744,328)
Net increase (decrease)	642,652	4,031,734	(3,235,066)	(36,720,722)	2,434,831	21,034,662	(3,929,852)	(49,416,431)
Advisor Class
Subscriptions	52,528	600,385	134,546	1,553,500	733,335	9,261,358	900,946	11,563,928
Distributions reinvested	8,992	94,557	5,835	66,793	50,910	595,896	20,571	265,636
Redemptions	(33,017)	(358,028)	(86,773)	(1,016,126)	(363,849)	(4,505,924)	(273,313)	(3,467,897)
Net increase	28,503	336,914	53,608	604,167	420,396	5,351,330	648,204	8,361,667
Class B
Subscriptions	—	—	7,234	80,934	—	—	5,190	64,239
Distributions reinvested	—	—	16,825	189,679	—	—	17,729	218,061
Redemptions	—	—	(1,249,742)	(14,172,361)	—	—	(1,327,501)	(16,438,960)
Net decrease	—	—	(1,225,683)	(13,901,748)	—	—	(1,304,582)	(16,156,660)
Class C
Subscriptions	2,898,350	32,490,522	3,221,855	37,041,236	2,305,893	29,040,559	2,061,621	26,439,992
Distributions reinvested	1,005,685	10,629,670	972,414	11,113,112	1,117,567	13,001,345	994,435	12,750,764
Redemptions	(6,255,831)	(70,409,206)	(3,814,330)	(43,575,822)	(6,367,714)	(80,784,645)	(5,101,246)	(65,334,591)
Net increase (decrease)	(2,351,796)	(27,289,014)	379,939	4,578,526	(2,944,254)	(38,742,741)	(2,045,190)	(26,143,835)
Institutional Class
Subscriptions	3,295,275	37,169,963	4,721,422	54,229,815	2,877,774	35,814,422	3,823,847	48,463,748
Distributions reinvested	231,307	2,458,864	138,061	1,587,384	699,076	8,076,612	499,068	6,364,312
Redemptions	(3,299,175)	(36,642,064)	(1,947,895)	(22,502,463)	(4,389,684)	(54,421,368)	(4,173,970)	(53,071,502)
Net increase (decrease)	227,407	2,986,763	2,911,588	33,314,736	(812,834)	(10,530,334)	148,945	1,756,558
Institutional 2 Class
Subscriptions	177,082	1,927,393	413,507	4,716,122	178,285	2,277,859	322,083	4,206,967
Distributions reinvested	30,693	323,769	44,843	509,022	65,869	770,808	44,503	574,279
Redemptions	(394,922)	(4,459,124)	(347,878)	(4,016,032)	(218,971)	(2,695,107)	(185,667)	(2,455,297)
Net increase (decrease)	(187,147)	(2,207,962)	110,472	1,209,112	25,183	353,560	180,919	2,325,949
Institutional 3 Class
Subscriptions	621,696	6,924,013	274,979	3,167,170	433,207	5,348,203	1,531,157	19,146,051
Distributions reinvested	53,346	555,420	30,666	348,708	45,306	514,771	14,644	184,698
Redemptions	(209,358)	(2,276,268)	(207,359)	(2,391,607)	(1,041,109)	(12,373,242)	(79,077)	(1,008,472)
Net increase (decrease)	465,684	5,203,165	98,286	1,124,271	(562,596)	(6,510,268)	1,466,724	18,322,277
Class K
Subscriptions	122	1,415	2,912	33,923	—	—	—	—
Distributions reinvested	—	—	642	7,387	—	—	—	—
Redemptions	(11,636)	(137,079)	—	—	(199)	(2,633)	—	—
Net increase (decrease)	(11,514)	(135,664)	3,554	41,310	(199)	(2,633)	—	—
Class R
Subscriptions	86,681	992,081	52,785	608,377	106,046	1,323,685	122,737	1,564,805
Distributions reinvested	16,107	170,998	10,201	117,124	32,648	375,524	22,885	292,614
Redemptions	(40,127)	(445,508)	(37,984)	(432,778)	(69,672)	(877,430)	(100,653)	(1,313,458)
Net increase	62,661	717,571	25,002	292,723	69,022	821,779	44,969	543,961
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	95

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2019		January 31, 2018		January 31, 2019		January 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class V
Subscriptions	—	—	—	—	38,987	472,633	29,595	375,936
Distributions reinvested	—	—	—	—	519,085	6,019,954	406,210	5,192,682
Redemptions	—	—	—	—	(629,306)	(7,812,005)	(724,294)	(9,277,525)
Net decrease	—	—	—	—	(71,234)	(1,319,418)	(288,489)	(3,708,907)
Total net decrease	(1,123,550)	(16,356,493)	(878,300)	(9,457,625)	(1,441,685)	(29,544,063)	(5,078,352)	(64,115,421)
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Capital Allocation Portfolios | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended		Year Ended
	January 31, 2019		January 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,630,370	60,253,380	3,913,966	51,299,396
Distributions reinvested	4,760,807	55,785,726	3,454,759	45,482,165
Redemptions	(6,602,201)	(85,151,573)	(7,880,095)	(102,852,542)
Net increase (decrease)	2,788,976	30,887,533	(511,370)	(6,070,981)
Advisor Class
Subscriptions	93,054	1,142,139	57,324	761,988
Distributions reinvested	13,105	149,457	7,565	98,131
Redemptions	(57,535)	(735,347)	(49,178)	(622,056)
Net increase	48,624	556,249	15,711	238,063
Class B
Subscriptions	—	—	269	3,352
Distributions reinvested	—	—	9,699	122,687
Redemptions	—	—	(584,355)	(7,468,460)
Net decrease	—	—	(574,387)	(7,342,421)
Class C
Subscriptions	1,515,936	19,324,228	1,096,594	14,081,822
Distributions reinvested	565,785	6,533,861	440,703	5,654,610
Redemptions	(2,447,052)	(31,204,277)	(1,474,614)	(18,879,666)
Net increase (decrease)	(365,331)	(5,346,188)	62,683	856,766
Institutional Class
Subscriptions	1,000,934	12,950,040	1,844,027	23,781,501
Distributions reinvested	118,482	1,417,684	82,870	1,096,118
Redemptions	(1,721,146)	(21,768,162)	(724,545)	(9,518,305)
Net increase (decrease)	(601,730)	(7,400,438)	1,202,352	15,359,314
Institutional 2 Class
Subscriptions	120,461	1,558,606	65,592	856,394
Distributions reinvested	26,039	299,240	12,794	165,522
Redemptions	(81,709)	(1,017,610)	(25,076)	(325,608)
Net increase	64,791	840,236	53,310	696,308
Institutional 3 Class
Subscriptions	498,407	6,231,360	183,316	2,292,486
Distributions reinvested	61,551	702,279	21,109	272,318
Redemptions	(83,936)	(1,062,873)	(112,819)	(1,483,177)
Net increase	476,022	5,870,766	91,606	1,081,627
Class K
Subscriptions	30	408	615	8,085
Distributions reinvested	—	—	488	6,447
Redemptions	(7,175)	(99,818)	—	—
Net increase (decrease)	(7,145)	(99,410)	1,103	14,532
Class R
Subscriptions	55,857	703,425	67,393	890,113
Distributions reinvested	18,975	219,809	10,565	137,972
Redemptions	(32,686)	(427,216)	(61,591)	(823,041)
Net increase	42,146	496,018	16,367	205,044
Total net increase	2,446,353	25,804,766	357,375	5,038,252
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	97

Financial Highlights
Columbia Capital Allocation Conservative Portfolio
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$10.38	0.20	(0.37)	(0.17)	(0.22)	(0.23)	(0.45)
Year Ended 1/31/2018	$9.84	0.18	0.59	0.77	(0.22)	(0.01)	(0.23)
Year Ended 1/31/2017	$9.45	0.15	0.48	0.63	(0.15)	(0.09)	(0.24)
Year Ended 1/31/2016	$10.10	0.18	(0.46)	(0.28)	(0.19)	(0.18)	(0.37)
Year Ended 1/31/2015	$10.34	0.18	0.35	0.53	(0.19)	(0.58)	(0.77)
Advisor Class
Year Ended 1/31/2019	$10.31	0.23	(0.37)	(0.14)	(0.24)	(0.23)	(0.47)
Year Ended 1/31/2018	$9.78	0.21	0.58	0.79	(0.25)	(0.01)	(0.26)
Year Ended 1/31/2017	$9.39	0.17	0.48	0.65	(0.17)	(0.09)	(0.26)
Year Ended 1/31/2016	$10.04	0.20	(0.45)	(0.25)	(0.22)	(0.18)	(0.40)
Year Ended 1/31/2015	$10.29	0.25	0.30	0.55	(0.22)	(0.58)	(0.80)
Class C
Year Ended 1/31/2019	$10.32	0.12	(0.36)	(0.24)	(0.14)	(0.23)	(0.37)
Year Ended 1/31/2018	$9.78	0.10	0.59	0.69	(0.14)	(0.01)	(0.15)
Year Ended 1/31/2017	$9.40	0.07	0.47	0.54	(0.07)	(0.09)	(0.16)
Year Ended 1/31/2016	$10.05	0.11	(0.46)	(0.35)	(0.12)	(0.18)	(0.30)
Year Ended 1/31/2015	$10.28	0.10	0.37	0.47	(0.12)	(0.58)	(0.70)
Institutional Class
Year Ended 1/31/2019	$10.37	0.23	(0.37)	(0.14)	(0.24)	(0.23)	(0.47)
Year Ended 1/31/2018	$9.84	0.21	0.58	0.79	(0.25)	(0.01)	(0.26)
Year Ended 1/31/2017	$9.45	0.18	0.47	0.65	(0.17)	(0.09)	(0.26)
Year Ended 1/31/2016	$10.10	0.21	(0.46)	(0.25)	(0.22)	(0.18)	(0.40)
Year Ended 1/31/2015	$10.33	0.20	0.37	0.57	(0.22)	(0.58)	(0.80)
Institutional 2 Class
Year Ended 1/31/2019	$10.31	0.23	(0.37)	(0.14)	(0.24)	(0.23)	(0.47)
Year Ended 1/31/2018	$9.78	0.20	0.59	0.79	(0.25)	(0.01)	(0.26)
Year Ended 1/31/2017	$9.39	0.18	0.48	0.66	(0.18)	(0.09)	(0.27)
Year Ended 1/31/2016	$10.05	0.25	(0.50)	(0.25)	(0.23)	(0.18)	(0.41)
Year Ended 1/31/2015	$10.29	0.17	0.40	0.57	(0.23)	(0.58)	(0.81)
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$9.76	(1.61%)	0.55%	0.55%	2.02%	21%	$177,622
Year Ended 1/31/2018	$10.38	7.90%	0.56%	0.56%	1.72%	12%	$198,471
Year Ended 1/31/2017	$9.84	6.67%	0.55%	0.55%	1.51%	24%	$213,725
Year Ended 1/31/2016	$9.45	(2.81%)	0.52%	0.52% (c)	1.83%	24%	$216,423
Year Ended 1/31/2015	$10.10	5.24%	0.55%	0.55% (c)	1.69%	12%	$245,212
Advisor Class
Year Ended 1/31/2019	$9.70	(1.28%)	0.30%	0.30%	2.30%	21%	$8,396
Year Ended 1/31/2018	$10.31	8.11%	0.30%	0.30%	2.13%	12%	$6,063
Year Ended 1/31/2017	$9.78	6.98%	0.31%	0.31%	1.76%	24%	$903
Year Ended 1/31/2016	$9.39	(2.57%)	0.27%	0.27% (c)	2.06%	24%	$145
Year Ended 1/31/2015	$10.04	5.41%	0.31%	0.31% (c)	2.44%	12%	$156
Class C
Year Ended 1/31/2019	$9.71	(2.27%)	1.30%	1.30%	1.23%	21%	$27,850
Year Ended 1/31/2018	$10.32	7.14%	1.31%	1.31%	0.97%	12%	$38,765
Year Ended 1/31/2017	$9.78	5.80%	1.30%	1.30%	0.76%	24%	$42,286
Year Ended 1/31/2016	$9.40	(3.56%)	1.27%	1.27% (c)	1.08%	24%	$43,719
Year Ended 1/31/2015	$10.05	4.57%	1.30%	1.30% (c)	0.95%	12%	$47,899
Institutional Class
Year Ended 1/31/2019	$9.76	(1.27%)	0.30%	0.30%	2.26%	21%	$8,191
Year Ended 1/31/2018	$10.37	8.06%	0.31%	0.31%	2.03%	12%	$9,559
Year Ended 1/31/2017	$9.84	6.94%	0.30%	0.30%	1.79%	24%	$3,974
Year Ended 1/31/2016	$9.45	(2.56%)	0.27%	0.27% (c)	2.09%	24%	$3,046
Year Ended 1/31/2015	$10.10	5.60%	0.30%	0.30% (c)	1.96%	12%	$3,067
Institutional 2 Class
Year Ended 1/31/2019	$9.70	(1.25%)	0.28%	0.28%	2.35%	21%	$642
Year Ended 1/31/2018	$10.31	8.15%	0.28%	0.28%	2.02%	12%	$571
Year Ended 1/31/2017	$9.78	7.05%	0.24%	0.24%	1.84%	24%	$417
Year Ended 1/31/2016	$9.39	(2.60%)	0.21%	0.21%	2.66%	24%	$322
Year Ended 1/31/2015	$10.05	5.60%	0.25%	0.25%	1.80%	12%	$61
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	99

Financial Highlights  (continued)
Columbia Capital Allocation Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 1/31/2019	$10.30	0.24	(0.38)	(0.14)	(0.25)	(0.23)	(0.48)
Year Ended 1/31/2018	$9.77	0.23	0.56	0.79	(0.25)	(0.01)	(0.26)
Year Ended 1/31/2017	$9.39	0.18	0.47	0.65	(0.18)	(0.09)	(0.27)
Year Ended 1/31/2016	$10.04	0.20	(0.43)	(0.23)	(0.24)	(0.18)	(0.42)
Year Ended 1/31/2015	$10.29	0.20	0.36	0.56	(0.23)	(0.58)	(0.81)
Class R
Year Ended 1/31/2019	$10.37	0.17	(0.36)	(0.19)	(0.19)	(0.23)	(0.42)
Year Ended 1/31/2018	$9.84	0.16	0.58	0.74	(0.20)	(0.01)	(0.21)
Year Ended 1/31/2017	$9.45	0.12	0.48	0.60	(0.12)	(0.09)	(0.21)
Year Ended 1/31/2016	$10.10	0.17	(0.47)	(0.30)	(0.17)	(0.18)	(0.35)
Year Ended 1/31/2015	$10.33	0.15	0.37	0.52	(0.17)	(0.58)	(0.75)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 1/31/2019	$9.68	(1.30%)	0.23%	0.23%	2.38%	21%	$2,061
Year Ended 1/31/2018	$10.30	8.22%	0.23%	0.23%	2.27%	12%	$1,385
Year Ended 1/31/2017	$9.77	6.99%	0.20%	0.20%	1.86%	24%	$595
Year Ended 1/31/2016	$9.39	(2.37%)	0.15%	0.15%	2.13%	24%	$166
Year Ended 1/31/2015	$10.04	5.55%	0.17%	0.17%	2.08%	12%	$2
Class R
Year Ended 1/31/2019	$9.76	(1.77%)	0.80%	0.80%	1.68%	21%	$447
Year Ended 1/31/2018	$10.37	7.53%	0.81%	0.81%	1.54%	12%	$747
Year Ended 1/31/2017	$9.84	6.41%	0.80%	0.80%	1.19%	24%	$355
Year Ended 1/31/2016	$9.45	(3.05%)	0.77%	0.77% (c)	1.72%	24%	$490
Year Ended 1/31/2015	$10.10	5.07%	0.80%	0.80% (c)	1.46%	12%	$206
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	101

Financial Highlights
Columbia Capital Allocation Moderate Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$11.38	0.21	(0.52)	(0.31)	(0.24)	(0.48)	(0.72)
Year Ended 1/31/2018	$10.62	0.19	1.04	1.23	(0.24)	(0.23)	(0.47)
Year Ended 1/31/2017	$10.14	0.17	0.68	0.85	(0.16)	(0.21)	(0.37)
Year Ended 1/31/2016	$10.98	0.20	(0.49)	(0.29)	(0.22)	(0.33)	(0.55)
Year Ended 1/31/2015	$11.37	0.19	0.51	0.70	(0.23)	(0.86)	(1.09)
Advisor Class
Year Ended 1/31/2019	$11.28	0.23	(0.52)	(0.29)	(0.26)	(0.48)	(0.74)
Year Ended 1/31/2018	$10.53	0.23	1.02	1.25	(0.27)	(0.23)	(0.50)
Year Ended 1/31/2017	$10.06	0.24	0.62	0.86	(0.18)	(0.21)	(0.39)
Year Ended 1/31/2016	$10.89	0.23	(0.48)	(0.25)	(0.25)	(0.33)	(0.58)
Year Ended 1/31/2015	$11.29	0.24	0.48	0.72	(0.26)	(0.86)	(1.12)
Class C
Year Ended 1/31/2019	$11.21	0.12	(0.50)	(0.38)	(0.15)	(0.48)	(0.63)
Year Ended 1/31/2018	$10.47	0.10	1.03	1.13	(0.16)	(0.23)	(0.39)
Year Ended 1/31/2017	$10.00	0.09	0.67	0.76	(0.08)	(0.21)	(0.29)
Year Ended 1/31/2016	$10.84	0.12	(0.49)	(0.37)	(0.14)	(0.33)	(0.47)
Year Ended 1/31/2015	$11.23	0.11	0.50	0.61	(0.14)	(0.86)	(1.00)
Institutional Class
Year Ended 1/31/2019	$11.22	0.22	(0.50)	(0.28)	(0.26)	(0.48)	(0.74)
Year Ended 1/31/2018	$10.48	0.22	1.02	1.24	(0.27)	(0.23)	(0.50)
Year Ended 1/31/2017	$10.01	0.19	0.67	0.86	(0.18)	(0.21)	(0.39)
Year Ended 1/31/2016	$10.85	0.23	(0.49)	(0.26)	(0.25)	(0.33)	(0.58)
Year Ended 1/31/2015	$11.25	0.22	0.50	0.72	(0.26)	(0.86)	(1.12)
Institutional 2 Class
Year Ended 1/31/2019	$11.27	0.25	(0.52)	(0.27)	(0.27)	(0.48)	(0.75)
Year Ended 1/31/2018	$10.52	0.22	1.03	1.25	(0.27)	(0.23)	(0.50)
Year Ended 1/31/2017	$10.05	0.20	0.67	0.87	(0.19)	(0.21)	(0.40)
Year Ended 1/31/2016	$10.89	0.30	(0.55)	(0.25)	(0.26)	(0.33)	(0.59)
Year Ended 1/31/2015	$11.28	0.26	0.48	0.74	(0.27)	(0.86)	(1.13)
Institutional 3 Class
Year Ended 1/31/2019	$11.13	0.30	(0.58)	(0.28)	(0.27)	(0.48)	(0.75)
Year Ended 1/31/2018	$10.40	0.23	1.01	1.24	(0.28)	(0.23)	(0.51)
Year Ended 1/31/2017	$9.94	0.19	0.67	0.86	(0.19)	(0.21)	(0.40)
Year Ended 1/31/2016	$10.77	0.26	(0.50)	(0.24)	(0.26)	(0.33)	(0.59)
Year Ended 1/31/2015	$11.18	0.25	0.48	0.73	(0.28)	(0.86)	(1.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$10.35	(2.62%)	0.48%	0.48% (c)	1.96%	21%	$427,506
Year Ended 1/31/2018	$11.38	11.79%	0.48%	0.48% (c)	1.71%	9%	$486,408
Year Ended 1/31/2017	$10.62	8.47%	0.49%	0.49% (c)	1.57%	18%	$494,948
Year Ended 1/31/2016	$10.14	(2.78%)	0.48%	0.48% (c)	1.86%	21%	$495,849
Year Ended 1/31/2015	$10.98	6.23%	0.51%	0.51% (c)	1.70%	14%	$545,696
Advisor Class
Year Ended 1/31/2019	$10.25	(2.40%)	0.23%	0.23% (c)	2.17%	21%	$4,943
Year Ended 1/31/2018	$11.28	12.07%	0.23%	0.23% (c)	2.09%	9%	$4,592
Year Ended 1/31/2017	$10.53	8.71%	0.24%	0.24% (c)	2.28%	18%	$2,705
Year Ended 1/31/2016	$10.06	(2.46%)	0.23%	0.23% (c)	2.15%	21%	$1,082
Year Ended 1/31/2015	$10.89	6.44%	0.26%	0.26% (c)	2.19%	14%	$966
Class C
Year Ended 1/31/2019	$10.20	(3.23%)	1.23%	1.23% (c)	1.14%	21%	$61,019
Year Ended 1/31/2018	$11.21	10.92%	1.23%	1.23% (c)	0.95%	9%	$82,192
Year Ended 1/31/2017	$10.47	7.67%	1.24%	1.24% (c)	0.83%	18%	$87,493
Year Ended 1/31/2016	$10.00	(3.56%)	1.23%	1.23% (c)	1.12%	21%	$85,097
Year Ended 1/31/2015	$10.84	5.50%	1.26%	1.26% (c)	0.96%	14%	$90,199
Institutional Class
Year Ended 1/31/2019	$10.20	(2.32%)	0.23%	0.23% (c)	2.10%	21%	$17,131
Year Ended 1/31/2018	$11.22	12.03%	0.23%	0.23% (c)	2.00%	9%	$28,796
Year Ended 1/31/2017	$10.48	8.75%	0.24%	0.24% (c)	1.78%	18%	$20,476
Year Ended 1/31/2016	$10.01	(2.56%)	0.23%	0.23% (c)	2.11%	21%	$24,108
Year Ended 1/31/2015	$10.85	6.47%	0.26%	0.26% (c)	1.97%	14%	$26,084
Institutional 2 Class
Year Ended 1/31/2019	$10.25	(2.28%)	0.21%	0.21%	2.34%	21%	$3,758
Year Ended 1/31/2018	$11.27	12.12%	0.21%	0.21%	2.01%	9%	$2,655
Year Ended 1/31/2017	$10.52	8.78%	0.18%	0.18%	1.93%	18%	$2,084
Year Ended 1/31/2016	$10.05	(2.48%)	0.16%	0.16%	2.89%	21%	$686
Year Ended 1/31/2015	$10.89	6.63%	0.18%	0.18%	2.33%	14%	$217
Institutional 3 Class
Year Ended 1/31/2019	$10.10	(2.36%)	0.17%	0.17%	2.96%	21%	$5,551
Year Ended 1/31/2018	$11.13	12.12%	0.16%	0.16%	2.15%	9%	$801
Year Ended 1/31/2017	$10.40	8.84%	0.13%	0.13%	1.83%	18%	$409
Year Ended 1/31/2016	$9.94	(2.38%)	0.12%	0.12%	2.48%	21%	$10
Year Ended 1/31/2015	$10.77	6.66%	0.09%	0.09%	2.24%	14%	$4
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	103

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 1/31/2019	$11.39	0.18	(0.51)	(0.33)	(0.21)	(0.48)	(0.69)
Year Ended 1/31/2018	$10.63	0.15	1.05	1.20	(0.21)	(0.23)	(0.44)
Year Ended 1/31/2017	$10.16	0.14	0.67	0.81	(0.13)	(0.21)	(0.34)
Year Ended 1/31/2016	$10.99	0.21	(0.52)	(0.31)	(0.19)	(0.33)	(0.52)
Year Ended 1/31/2015	$11.38	0.17	0.50	0.67	(0.20)	(0.86)	(1.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 1/31/2019	$10.37	(2.78%)	0.73%	0.73% (c)	1.71%	21%	$1,431
Year Ended 1/31/2018	$11.39	11.50%	0.73%	0.73% (c)	1.40%	9%	$1,924
Year Ended 1/31/2017	$10.63	8.09%	0.73%	0.73% (c)	1.30%	18%	$2,549
Year Ended 1/31/2016	$10.16	(2.93%)	0.73%	0.73% (c)	1.92%	21%	$5,007
Year Ended 1/31/2015	$10.99	5.95%	0.76%	0.76% (c)	1.46%	14%	$2,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	105

Financial Highlights
Columbia Capital Allocation Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$11.99	0.22	(0.73)	(0.51)	(0.25)	(0.53)	(0.78)
Year Ended 1/31/2018	$10.99	0.19	1.56	1.75	(0.23)	(0.52)	(0.75)
Year Ended 1/31/2017	$10.34	0.18	0.95	1.13	(0.21)	(0.27)	(0.48)
Year Ended 1/31/2016	$11.50	0.19	(0.49)	(0.30)	(0.22)	(0.64)	(0.86)
Year Ended 1/31/2015	$12.00	0.18	0.63	0.81	(0.24)	(1.07)	(1.31)
Advisor Class
Year Ended 1/31/2019	$11.85	0.25	(0.72)	(0.47)	(0.28)	(0.53)	(0.81)
Year Ended 1/31/2018	$10.87	0.30	1.46	1.76	(0.26)	(0.52)	(0.78)
Year Ended 1/31/2017	$10.24	0.21	0.93	1.14	(0.24)	(0.27)	(0.51)
Year Ended 1/31/2016	$11.39	0.28	(0.54)	(0.26)	(0.25)	(0.64)	(0.89)
Year Ended 1/31/2015	$11.90	0.26	0.57	0.83	(0.27)	(1.07)	(1.34)
Class C
Year Ended 1/31/2019	$11.89	0.13	(0.72)	(0.59)	(0.16)	(0.53)	(0.69)
Year Ended 1/31/2018	$10.91	0.11	1.54	1.65	(0.15)	(0.52)	(0.67)
Year Ended 1/31/2017	$10.27	0.10	0.94	1.04	(0.13)	(0.27)	(0.40)
Year Ended 1/31/2016	$11.41	0.11	(0.47)	(0.36)	(0.14)	(0.64)	(0.78)
Year Ended 1/31/2015	$11.92	0.09	0.62	0.71	(0.15)	(1.07)	(1.22)
Institutional Class
Year Ended 1/31/2019	$11.97	0.25	(0.72)	(0.47)	(0.28)	(0.53)	(0.81)
Year Ended 1/31/2018	$10.98	0.24	1.53	1.77	(0.26)	(0.52)	(0.78)
Year Ended 1/31/2017	$10.33	0.22	0.94	1.16	(0.24)	(0.27)	(0.51)
Year Ended 1/31/2016	$11.49	0.22	(0.49)	(0.27)	(0.25)	(0.64)	(0.89)
Year Ended 1/31/2015	$11.99	0.21	0.63	0.84	(0.27)	(1.07)	(1.34)
Institutional 2 Class
Year Ended 1/31/2019	$11.84	0.23	(0.70)	(0.47)	(0.28)	(0.53)	(0.81)
Year Ended 1/31/2018	$10.87	0.22	1.54	1.76	(0.27)	(0.52)	(0.79)
Year Ended 1/31/2017	$10.23	0.21	0.94	1.15	(0.24)	(0.27)	(0.51)
Year Ended 1/31/2016	$11.39	0.51	(0.77)	(0.26)	(0.26)	(0.64)	(0.90)
Year Ended 1/31/2015	$11.90	0.39	0.46	0.85	(0.29)	(1.07)	(1.36)
Institutional 3 Class
Year Ended 1/31/2019	$11.84	0.27	(0.74)	(0.47)	(0.28)	(0.53)	(0.81)
Year Ended 1/31/2018	$10.87	0.24	1.52	1.76	(0.27)	(0.52)	(0.79)
Year Ended 1/31/2017	$10.23	0.23	0.93	1.16	(0.25)	(0.27)	(0.52)
Year Ended 1/31/2016	$11.38	0.16	(0.40)	(0.24)	(0.27)	(0.64)	(0.91)
Year Ended 1/31/2015	$11.90	0.23	0.61	0.84	(0.29)	(1.07)	(1.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$10.70	(4.13%)	0.43%	0.43% (c)	1.94%	20%	$1,247,694
Year Ended 1/31/2018	$11.99	16.39%	0.44%	0.44% (c)	1.68%	9%	$1,389,747
Year Ended 1/31/2017	$10.99	11.19%	0.44%	0.44% (c)	1.64%	10%	$1,309,998
Year Ended 1/31/2016	$10.34	(2.89%)	0.46%	0.46% (c)	1.68%	17%	$1,295,482
Year Ended 1/31/2015	$11.50	6.77%	0.48%	0.48% (c)	1.49%	16%	$1,437,972
Advisor Class
Year Ended 1/31/2019	$10.57	(3.84%)	0.18%	0.18% (c)	2.28%	20%	$1,212
Year Ended 1/31/2018	$11.85	16.68%	0.18%	0.18% (c)	2.60%	9%	$1,021
Year Ended 1/31/2017	$10.87	11.39%	0.19%	0.19% (c)	1.98%	10%	$355
Year Ended 1/31/2016	$10.24	(2.58%)	0.21%	0.21% (c)	2.61%	17%	$202
Year Ended 1/31/2015	$11.39	7.06%	0.23%	0.23% (c)	2.22%	16%	$29
Class C
Year Ended 1/31/2019	$10.61	(4.82%)	1.18%	1.18% (c)	1.15%	20%	$160,172
Year Ended 1/31/2018	$11.89	15.46%	1.19%	1.19% (c)	0.95%	9%	$207,421
Year Ended 1/31/2017	$10.91	10.34%	1.19%	1.19% (c)	0.90%	10%	$186,170
Year Ended 1/31/2016	$10.27	(3.48%)	1.21%	1.21% (c)	0.95%	17%	$178,548
Year Ended 1/31/2015	$11.41	5.92%	1.23%	1.23% (c)	0.77%	16%	$180,143
Institutional Class
Year Ended 1/31/2019	$10.69	(3.80%)	0.18%	0.18% (c)	2.19%	20%	$38,025
Year Ended 1/31/2018	$11.97	16.60%	0.19%	0.19% (c)	2.09%	9%	$39,872
Year Ended 1/31/2017	$10.98	11.48%	0.19%	0.19% (c)	2.02%	10%	$4,598
Year Ended 1/31/2016	$10.33	(2.65%)	0.21%	0.21% (c)	1.92%	17%	$2,443
Year Ended 1/31/2015	$11.49	7.05%	0.23%	0.23% (c)	1.77%	16%	$2,989
Institutional 2 Class
Year Ended 1/31/2019	$10.56	(3.83%)	0.17%	0.17%	2.08%	20%	$4,554
Year Ended 1/31/2018	$11.84	16.62%	0.16%	0.16%	1.95%	9%	$7,323
Year Ended 1/31/2017	$10.87	11.55%	0.14%	0.14%	1.94%	10%	$5,521
Year Ended 1/31/2016	$10.23	(2.61%)	0.15%	0.15%	4.80%	17%	$3,803
Year Ended 1/31/2015	$11.39	7.21%	0.16%	0.16%	3.39%	16%	$78
Institutional 3 Class
Year Ended 1/31/2019	$10.56	(3.79%)	0.13%	0.13%	2.45%	20%	$9,319
Year Ended 1/31/2018	$11.84	16.68%	0.12%	0.12%	2.11%	9%	$4,933
Year Ended 1/31/2017	$10.87	11.61%	0.09%	0.09%	2.15%	10%	$3,459
Year Ended 1/31/2016	$10.23	(2.42%)	0.09%	0.09%	1.59%	17%	$368
Year Ended 1/31/2015	$11.38	7.16%	0.06%	0.06%	1.92%	16%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	107

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 1/31/2019	$11.95	0.19	(0.72)	(0.53)	(0.22)	(0.53)	(0.75)
Year Ended 1/31/2018	$10.96	0.17	1.55	1.72	(0.21)	(0.52)	(0.73)
Year Ended 1/31/2017	$10.32	0.16	0.93	1.09	(0.18)	(0.27)	(0.45)
Year Ended 1/31/2016	$11.47	0.16	(0.47)	(0.31)	(0.20)	(0.64)	(0.84)
Year Ended 1/31/2015	$11.97	0.15	0.63	0.78	(0.21)	(1.07)	(1.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 1/31/2019	$10.67	(4.30%)	0.68%	0.68% (c)	1.72%	20%	$3,156
Year Ended 1/31/2018	$11.95	16.05%	0.69%	0.69% (c)	1.46%	9%	$2,786
Year Ended 1/31/2017	$10.96	10.84%	0.69%	0.69% (c)	1.48%	10%	$2,282
Year Ended 1/31/2016	$10.32	(3.06%)	0.71%	0.71% (c)	1.37%	17%	$1,342
Year Ended 1/31/2015	$11.47	6.52%	0.73%	0.73% (c)	1.29%	16%	$1,610
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	109

Financial Highlights
Columbia Capital Allocation Moderate Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$13.50	0.20	(0.97)	(0.77)	(0.24)	(0.85)	(1.09)
Year Ended 1/31/2018	$12.00	0.17	2.27	2.44	(0.21)	(0.73)	(0.94)
Year Ended 1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)	(0.60)
Year Ended 1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)	(0.93)
Year Ended 1/31/2015	$13.01	0.16	0.76	0.92	(0.25)	(1.23)	(1.48)
Advisor Class
Year Ended 1/31/2019	$13.61	0.24	(0.98)	(0.74)	(0.27)	(0.85)	(1.12)
Year Ended 1/31/2018	$12.10	0.24	2.24	2.48	(0.24)	(0.73)	(0.97)
Year Ended 1/31/2017	$11.23	0.19	1.30	1.49	(0.18)	(0.44)	(0.62)
Year Ended 1/31/2016	$12.54	0.21	(0.56)	(0.35)	(0.25)	(0.71)	(0.96)
Year Ended 1/31/2015	$13.08	0.53	0.44	0.97	(0.28)	(1.23)	(1.51)
Class C
Year Ended 1/31/2019	$13.52	0.10	(0.96)	(0.86)	(0.14)	(0.85)	(0.99)
Year Ended 1/31/2018	$12.04	0.08	2.26	2.34	(0.13)	(0.73)	(0.86)
Year Ended 1/31/2017	$11.21	0.07	1.29	1.36	(0.09)	(0.44)	(0.53)
Year Ended 1/31/2016	$12.51	0.09	(0.55)	(0.46)	(0.13)	(0.71)	(0.84)
Year Ended 1/31/2015	$13.07	0.06	0.77	0.83	(0.16)	(1.23)	(1.39)
Institutional Class
Year Ended 1/31/2019	$13.47	0.23	(0.96)	(0.73)	(0.27)	(0.85)	(1.12)
Year Ended 1/31/2018	$11.98	0.20	2.26	2.46	(0.24)	(0.73)	(0.97)
Year Ended 1/31/2017	$11.13	0.18	1.29	1.47	(0.18)	(0.44)	(0.62)
Year Ended 1/31/2016	$12.44	0.21	(0.56)	(0.35)	(0.25)	(0.71)	(0.96)
Year Ended 1/31/2015	$12.99	0.19	0.77	0.96	(0.28)	(1.23)	(1.51)
Institutional 2 Class
Year Ended 1/31/2019	$13.60	0.24	(0.97)	(0.73)	(0.28)	(0.85)	(1.13)
Year Ended 1/31/2018	$12.09	0.23	2.26	2.49	(0.25)	(0.73)	(0.98)
Year Ended 1/31/2017	$11.23	0.20	1.30	1.50	(0.20)	(0.44)	(0.64)
Year Ended 1/31/2016	$12.53	0.38	(0.71)	(0.33)	(0.26)	(0.71)	(0.97)
Year Ended 1/31/2015	$13.08	0.21	0.77	0.98	(0.30)	(1.23)	(1.53)
Institutional 3 Class
Year Ended 1/31/2019	$13.30	0.22	(0.94)	(0.72)	(0.28)	(0.85)	(1.13)
Year Ended 1/31/2018	$11.84	0.31	2.13	2.44	(0.25)	(0.73)	(0.98)
Year Ended 1/31/2017	$11.01	0.21	1.26	1.47	(0.20)	(0.44)	(0.64)
Year Ended 1/31/2016	$12.31	0.13	(0.45)	(0.32)	(0.27)	(0.71)	(0.98)
Year Ended 1/31/2015	$12.87	0.21	0.76	0.97	(0.30)	(1.23)	(1.53)
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$11.64	(5.48%)	0.49%	0.49% (c)	1.59%	18%	$1,603,992
Year Ended 1/31/2018	$13.50	20.88%	0.49%	0.49% (c)	1.35%	9%	$1,826,698
Year Ended 1/31/2017	$12.00	13.24%	0.47% (d)	0.47% (c),(d)	1.30%	9%	$1,671,442
Year Ended 1/31/2016	$11.15	(3.42%)	0.52%	0.52% (c)	1.42%	16%	$1,646,276
Year Ended 1/31/2015	$12.45	7.03%	0.52%	0.52% (c)	1.22%	20%	$1,815,185
Advisor Class
Year Ended 1/31/2019	$11.75	(5.19%)	0.24%	0.24% (c)	1.90%	18%	$14,622
Year Ended 1/31/2018	$13.61	21.09%	0.24%	0.24% (c)	1.86%	9%	$11,216
Year Ended 1/31/2017	$12.10	13.61%	0.22% (d)	0.22% (c),(d)	1.62%	9%	$2,128
Year Ended 1/31/2016	$11.23	(3.23%)	0.27%	0.27% (c)	1.72%	16%	$1,119
Year Ended 1/31/2015	$12.54	7.41%	0.29%	0.29% (c)	4.16%	20%	$1,054
Class C
Year Ended 1/31/2019	$11.67	(6.12%)	1.24%	1.24% (c)	0.77%	18%	$151,414
Year Ended 1/31/2018	$13.52	19.91%	1.24%	1.24% (c)	0.59%	9%	$215,268
Year Ended 1/31/2017	$12.04	12.36%	1.22% (d)	1.22% (c),(d)	0.55%	9%	$216,271
Year Ended 1/31/2016	$11.21	(4.08%)	1.27%	1.27% (c)	0.69%	16%	$206,181
Year Ended 1/31/2015	$12.51	6.30%	1.27%	1.27% (c)	0.49%	20%	$213,166
Institutional Class
Year Ended 1/31/2019	$11.62	(5.17%)	0.24%	0.24% (c)	1.83%	18%	$108,487
Year Ended 1/31/2018	$13.47	21.13%	0.24%	0.24% (c)	1.59%	9%	$136,761
Year Ended 1/31/2017	$11.98	13.55%	0.22% (d)	0.22% (c),(d)	1.55%	9%	$119,833
Year Ended 1/31/2016	$11.13	(3.26%)	0.27%	0.27% (c)	1.67%	16%	$113,846
Year Ended 1/31/2015	$12.44	7.40%	0.27%	0.27% (c)	1.47%	20%	$128,314
Institutional 2 Class
Year Ended 1/31/2019	$11.74	(5.15%)	0.19%	0.19%	1.89%	18%	$7,961
Year Ended 1/31/2018	$13.60	21.18%	0.19%	0.19%	1.80%	9%	$8,881
Year Ended 1/31/2017	$12.09	13.63%	0.13% (d)	0.13% (d)	1.68%	9%	$5,706
Year Ended 1/31/2016	$11.23	(3.05%)	0.17%	0.17%	3.15%	16%	$3,537
Year Ended 1/31/2015	$12.53	7.46%	0.16%	0.16%	1.62%	20%	$648
Institutional 3 Class
Year Ended 1/31/2019	$11.45	(5.14%)	0.14%	0.14%	1.80%	18%	$11,447
Year Ended 1/31/2018	$13.30	21.26%	0.14%	0.14%	2.47%	9%	$20,776
Year Ended 1/31/2017	$11.84	13.68%	0.07% (d)	0.07% (d)	1.81%	9%	$1,128
Year Ended 1/31/2016	$11.01	(3.09%)	0.12%	0.12%	1.16%	16%	$379
Year Ended 1/31/2015	$12.31	7.58%	0.09%	0.09%	1.64%	20%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	111

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 1/31/2019	$13.48	0.17	(0.96)	(0.79)	(0.21)	(0.85)	(1.06)
Year Ended 1/31/2018	$11.99	0.15	2.24	2.39	(0.17)	(0.73)	(0.90)
Year Ended 1/31/2017	$11.14	0.13	1.29	1.42	(0.13)	(0.44)	(0.57)
Year Ended 1/31/2016	$12.44	0.14	(0.54)	(0.40)	(0.19)	(0.71)	(0.90)
Year Ended 1/31/2015	$12.99	0.13	0.76	0.89	(0.21)	(1.23)	(1.44)
Class V
Year Ended 1/31/2019	$13.50	0.20	(0.97)	(0.77)	(0.24)	(0.85)	(1.09)
Year Ended 1/31/2018	$12.00	0.17	2.27	2.44	(0.21)	(0.73)	(0.94)
Year Ended 1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)	(0.60)
Year Ended 1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)	(0.93)
Year Ended 1/31/2015	$13.00	0.16	0.76	0.92	(0.24)	(1.23)	(1.47)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
01/31/2017	0.04%	0.04%	0.04%	0.04%	0.04%	0.05%	0.04%	0.04%
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 1/31/2019	$11.63	(5.66%)	0.74%	0.74% (c)	1.37%	18%	$4,957
Year Ended 1/31/2018	$13.48	20.51%	0.74%	0.74% (c)	1.14%	9%	$4,816
Year Ended 1/31/2017	$11.99	12.97%	0.72% (d)	0.72% (c),(d)	1.10%	9%	$3,743
Year Ended 1/31/2016	$11.14	(3.67%)	0.77%	0.77% (c)	1.11%	16%	$3,556
Year Ended 1/31/2015	$12.44	6.86%	0.77%	0.77% (c)	1.01%	20%	$4,270
Class V
Year Ended 1/31/2019	$11.64	(5.48%)	0.49%	0.49% (c)	1.58%	18%	$79,629
Year Ended 1/31/2018	$13.50	20.88%	0.49%	0.49% (c)	1.35%	9%	$93,279
Year Ended 1/31/2017	$12.00	13.24%	0.47% (d)	0.47% (c),(d)	1.30%	9%	$86,404
Year Ended 1/31/2016	$11.15	(3.42%)	0.52%	0.52% (c)	1.42%	16%	$85,135
Year Ended 1/31/2015	$12.45	7.07%	0.56%	0.54% (c)	1.20%	20%	$97,408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	113

Financial Highlights
Columbia Capital Allocation Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 1/31/2019	$14.10	0.17	(1.19)	(1.02)	(0.23)	(0.95)	(1.18)
Year Ended 1/31/2018	$12.11	0.14	2.85	2.99	(0.20)	(0.80)	(1.00)
Year Ended 1/31/2017	$11.08	0.13	1.49	1.62	(0.14)	(0.45)	(0.59)
Year Ended 1/31/2016	$12.54	0.15	(0.57)	(0.42)	(0.19)	(0.85)	(1.04)
Year Ended 1/31/2015	$12.82	0.12	0.86	0.98	(0.30)	(0.96)	(1.26)
Advisor Class
Year Ended 1/31/2019	$13.83	0.20	(1.18)	(0.98)	(0.26)	(0.95)	(1.21)
Year Ended 1/31/2018	$11.89	0.14	2.83	2.97	(0.23)	(0.80)	(1.03)
Year Ended 1/31/2017	$10.89	0.15	1.46	1.61	(0.16)	(0.45)	(0.61)
Year Ended 1/31/2016	$12.34	0.24	(0.61)	(0.37)	(0.23)	(0.85)	(1.08)
Year Ended 1/31/2015	$12.63	0.54	0.46	1.00	(0.33)	(0.96)	(1.29)
Class C
Year Ended 1/31/2019	$13.77	0.07	(1.16)	(1.09)	(0.13)	(0.95)	(1.08)
Year Ended 1/31/2018	$11.85	0.04	2.79	2.83	(0.11)	(0.80)	(0.91)
Year Ended 1/31/2017	$10.87	0.04	1.45	1.49	(0.06)	(0.45)	(0.51)
Year Ended 1/31/2016	$12.32	0.06	(0.55)	(0.49)	(0.11)	(0.85)	(0.96)
Year Ended 1/31/2015	$12.62	0.03	0.83	0.86	(0.20)	(0.96)	(1.16)
Institutional Class
Year Ended 1/31/2019	$14.04	0.15	(1.13)	(0.98)	(0.27)	(0.95)	(1.22)
Year Ended 1/31/2018	$12.06	0.22	2.79	3.01	(0.23)	(0.80)	(1.03)
Year Ended 1/31/2017	$11.03	0.16	1.48	1.64	(0.16)	(0.45)	(0.61)
Year Ended 1/31/2016	$12.49	0.19	(0.58)	(0.39)	(0.22)	(0.85)	(1.07)
Year Ended 1/31/2015	$12.78	0.17	0.83	1.00	(0.33)	(0.96)	(1.29)
Institutional 2 Class
Year Ended 1/31/2019	$13.82	0.20	(1.16)	(0.96)	(0.27)	(0.95)	(1.22)
Year Ended 1/31/2018	$11.88	0.19	2.79	2.98	(0.24)	(0.80)	(1.04)
Year Ended 1/31/2017	$10.88	0.17	1.45	1.62	(0.17)	(0.45)	(0.62)
Year Ended 1/31/2016	$12.33	0.31	(0.68)	(0.37)	(0.23)	(0.85)	(1.08)
Year Ended 1/31/2015	$12.63	0.16	0.85	1.01	(0.35)	(0.96)	(1.31)
Institutional 3 Class
Year Ended 1/31/2019	$13.82	0.22	(1.19)	(0.97)	(0.27)	(0.95)	(1.22)
Year Ended 1/31/2018	$11.88	0.18	2.80	2.98	(0.24)	(0.80)	(1.04)
Year Ended 1/31/2017	$10.87	0.19	1.45	1.64	(0.18)	(0.45)	(0.63)
Year Ended 1/31/2016	$12.32	0.08	(0.44)	(0.36)	(0.24)	(0.85)	(1.09)
Year Ended 1/31/2015	$12.62	0.17	0.84	1.01	(0.35)	(0.96)	(1.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 1/31/2019	$11.90	(6.90%)	0.47%	0.47% (c)	1.30%	20%	$599,211
Year Ended 1/31/2018	$14.10	25.45%	0.49%	0.49% (c)	1.08%	13%	$670,783
Year Ended 1/31/2017	$12.11	14.95%	0.50%	0.50% (c)	1.06%	12%	$582,182
Year Ended 1/31/2016	$11.08	(3.92%)	0.51%	0.51% (c)	1.18%	12%	$549,678
Year Ended 1/31/2015	$12.54	7.50%	0.54%	0.54% (c)	0.92%	27%	$577,868
Advisor Class
Year Ended 1/31/2019	$11.64	(6.69%)	0.22%	0.22% (c)	1.58%	20%	$1,965
Year Ended 1/31/2018	$13.83	25.76%	0.23%	0.23% (c)	1.10%	13%	$1,662
Year Ended 1/31/2017	$11.89	15.20%	0.25%	0.25% (c)	1.27%	12%	$1,242
Year Ended 1/31/2016	$10.89	(3.65%)	0.26%	0.26% (c)	1.97%	12%	$779
Year Ended 1/31/2015	$12.34	7.78%	0.28%	0.28% (c)	4.28%	27%	$497
Class C
Year Ended 1/31/2019	$11.60	(7.64%)	1.22%	1.22% (c)	0.52%	20%	$70,524
Year Ended 1/31/2018	$13.77	24.61%	1.24%	1.24% (c)	0.34%	13%	$88,717
Year Ended 1/31/2017	$11.85	14.01%	1.25%	1.25% (c)	0.33%	12%	$75,648
Year Ended 1/31/2016	$10.87	(4.60%)	1.25%	1.25% (c)	0.46%	12%	$66,938
Year Ended 1/31/2015	$12.32	6.66%	1.29%	1.29% (c)	0.22%	27%	$62,488
Institutional Class
Year Ended 1/31/2019	$11.84	(6.65%)	0.22%	0.22% (c)	1.17%	20%	$10,382
Year Ended 1/31/2018	$14.04	25.73%	0.23%	0.23% (c)	1.67%	13%	$20,763
Year Ended 1/31/2017	$12.06	15.27%	0.25%	0.25% (c)	1.39%	12%	$3,329
Year Ended 1/31/2016	$11.03	(3.69%)	0.26%	0.26% (c)	1.55%	12%	$1,809
Year Ended 1/31/2015	$12.49	7.70%	0.29%	0.29% (c)	1.30%	27%	$1,433
Institutional 2 Class
Year Ended 1/31/2019	$11.64	(6.60%)	0.20%	0.20%	1.56%	20%	$2,978
Year Ended 1/31/2018	$13.82	25.83%	0.20%	0.20%	1.44%	13%	$2,642
Year Ended 1/31/2017	$11.88	15.28%	0.18%	0.18%	1.49%	12%	$1,638
Year Ended 1/31/2016	$10.88	(3.58%)	0.18%	0.18%	2.61%	12%	$1,041
Year Ended 1/31/2015	$12.33	7.83%	0.18%	0.18%	1.22%	27%	$381
Institutional 3 Class
Year Ended 1/31/2019	$11.63	(6.62%)	0.15%	0.15%	1.75%	20%	$8,668
Year Ended 1/31/2018	$13.82	25.89%	0.14%	0.14%	1.40%	13%	$3,722
Year Ended 1/31/2017	$11.88	15.44%	0.13%	0.13%	1.66%	12%	$2,111
Year Ended 1/31/2016	$10.87	(3.54%)	0.15%	0.15%	0.69%	12%	$214
Year Ended 1/31/2015	$12.32	7.88%	0.14%	0.14%	1.30%	27%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	115

Financial Highlights  (continued)
Columbia Capital Allocation Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 1/31/2019	$13.99	0.14	(1.18)	(1.04)	(0.20)	(0.95)	(1.15)
Year Ended 1/31/2018	$12.02	0.11	2.83	2.94	(0.17)	(0.80)	(0.97)
Year Ended 1/31/2017	$11.01	0.14	1.43	1.57	(0.11)	(0.45)	(0.56)
Year Ended 1/31/2016	$12.46	0.12	(0.56)	(0.44)	(0.16)	(0.85)	(1.01)
Year Ended 1/31/2015	$12.75	0.10	0.83	0.93	(0.26)	(0.96)	(1.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Capital Allocation Portfolios | Annual Report 2019

Financial Highlights  (continued)
Columbia Capital Allocation Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 1/31/2019	$11.80	(7.15%)	0.72%	0.72% (c)	1.09%	20%	$2,750
Year Ended 1/31/2018	$13.99	25.21%	0.73%	0.73% (c)	0.83%	13%	$2,671
Year Ended 1/31/2017	$12.02	14.61%	0.75%	0.75% (c)	1.22%	12%	$2,099
Year Ended 1/31/2016	$11.01	(4.09%)	0.76%	0.76% (c)	0.97%	12%	$1,029
Year Ended 1/31/2015	$12.46	7.19%	0.79%	0.79% (c)	0.72%	27%	$912
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2019	117

Notes to Financial Statements
January 31, 2019
Note 1. Organization
Columbia Funds Series Trust and Columbia Funds Series Trust II (each, a Trust and collectively, the Trusts), are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust is organized as a Delaware statutory trust and Columbia Funds Series Trust II is organized as a Massachusetts business trust.
Information presented in these financial statements pertains to the following series of the Trusts (each, a Fund and collectively, the Funds): Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio, each a series of Columbia Funds Series Trust, and Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio, each a series of Columbia Funds Series Trust II. Each Fund currently operates as a diversified fund.
Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
Each Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees.
Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio each offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares. Columbia Capital Allocation Moderate Aggressive Portfolio offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, Class R and Class V shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trusts’ organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.
Class A shares are subject to a maximum front-end sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio. Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
118	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to certain other investors as described in the Fund’s prospectus.
Each Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of each Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
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Notes to Financial Statements  (continued)
January 31, 2019
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
120	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Each Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
January 31, 2019
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
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Notes to Financial Statements  (continued)
January 31, 2019
Credit default swap contracts
Certain Funds entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements  (continued)
January 31, 2019
Columbia Capital Allocation Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	16,602*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	195
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	204,828*
Total		221,625

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	54,043*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	315,985*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,637
Total		372,665

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	4,765	4,765
Equity risk	—	99,308	—	99,308
Foreign exchange risk	7,514	—	—	7,514
Interest rate risk	—	(747,797)	—	(747,797)
Total	7,514	(648,489)	4,765	(636,210)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(77,216)	(77,216)
Equity risk	—	(218,055)	—	(218,055)
Foreign exchange risk	(6,479)	—	—	(6,479)
Interest rate risk	—	566,667	—	566,667
Total	(6,479)	348,612	(77,216)	264,917
124	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	12,111,297
Futures contracts — short	4,513,322
Credit default swap contracts — buy protection	1,597,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,088	(1,262)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Columbia Capital Allocation Moderate Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,013,858*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	299
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	303,146*
Total		1,317,303

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	193,619*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	855,783*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,038
Total		1,053,440

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
January 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	5,134	5,134
Equity risk	—	(629,895)	—	(629,895)
Foreign exchange risk	11,327	—	—	11,327
Interest rate risk	—	(1,670,278)	—	(1,670,278)
Total	11,327	(2,300,173)	5,134	(2,283,712)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(263,109)	(263,109)
Equity risk	—	(735,913)	—	(735,913)
Foreign exchange risk	(10,051)	—	—	(10,051)
Interest rate risk	—	1,106,088	—	1,106,088
Total	(10,051)	370,175	(263,109)	97,015
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	42,328,949
Futures contracts — short	8,934,882
Credit default swap contracts — buy protection	5,721,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	3,156	(1,930)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Columbia Capital Allocation Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	10,859*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,087,204*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,651
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	622,678*
Total		6,722,392

126	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	489,940*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,367,957*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	8,840
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	997,524*
Total		3,864,261

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(17,661)	(17,661)
Equity risk	—	(4,501,152)	—	(4,501,152)
Foreign exchange risk	(4,878)	—	—	(4,878)
Interest rate risk	—	(2,754,824)	—	(2,754,824)
Total	(4,878)	(7,255,976)	(17,661)	(7,278,515)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(646,889)	(646,889)
Equity risk	—	(4,518,240)	—	(4,518,240)
Foreign exchange risk	(15,769)	—	—	(15,769)
Interest rate risk	—	923,837	—	923,837
Total	(15,769)	(3,594,403)	(646,889)	(4,257,061)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	183,097,236
Futures contracts — short	37,848,495
Credit default swap contracts — buy protection	26,008,155

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	6,403	(7,829)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Columbia Capital Allocation Portfolios | Annual Report 2019	127

Notes to Financial Statements  (continued)
January 31, 2019
Columbia Capital Allocation Moderate Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	14,674*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	13,096,226*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,155
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	331,465*
Total		13,443,520

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	592,288*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,462,293*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,202
Total		4,060,783

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	109,192	109,192
Equity risk	—	(9,153,405)	—	(9,153,405)
Foreign exchange risk	(2,761)	—	—	(2,761)
Interest rate risk	—	(5,874,782)	—	(5,874,782)
Total	(2,761)	(15,028,187)	109,192	(14,921,756)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(860,084)	(860,084)
Equity risk	—	(7,263,013)	—	(7,263,013)
Foreign exchange risk	(11,175)	—	—	(11,175)
Interest rate risk	—	2,631,777	—	2,631,777
Total	(11,175)	(4,631,236)	(860,084)	(5,502,495)
128	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	369,205,730
Futures contracts — short	46,423,436
Credit default swap contracts — buy protection	37,813,995

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	4,477	(5,485)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Columbia Capital Allocation Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	528*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,437,492*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,364
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	46,312*
Total		3,485,696

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	93,495*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,542,590*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,322
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	43,395*
Total		1,686,802

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Capital Allocation Portfolios | Annual Report 2019	129

Notes to Financial Statements  (continued)
January 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	74,126	74,126
Equity risk	—	(1,912,245)	—	(1,912,245)
Foreign exchange risk	(2,974)	—	—	(2,974)
Interest rate risk	—	(963,057)	—	(963,057)
Total	(2,974)	(2,875,302)	74,126	(2,804,150)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(202,538)	(202,538)
Equity risk	—	(3,409,098)	—	(3,409,098)
Foreign exchange risk	(13,323)	—	—	(13,323)
Interest rate risk	—	145,971	—	145,971
Total	(13,323)	(3,263,127)	(202,538)	(3,478,988)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	96,016,316
Futures contracts — short	22,098,863
Credit default swap contracts — buy protection	8,312,435

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	5,286	(6,456)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2019:
130	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Columbia Capital Allocation Conservative Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	195	-	195
Liabilities
Centrally cleared credit default swap contracts (a)	-	7,558	7,558
Forward foreign currency exchange contracts	2,637	-	2,637
Total liabilities	2,637	7,558	10,195
Total financial and derivative net assets	(2,442)	(7,558)	(10,000)
Total collateral received (pledged) (b)	-	(7,558)	(7,558)
Net amount (c)	(2,442)	-	(2,442)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Conservative Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	299	-	299
Liabilities
Centrally cleared credit default swap contracts (a)	-	27,078	27,078
Forward foreign currency exchange contracts	4,038	-	4,038
Total liabilities	4,038	27,078	31,116
Total financial and derivative net assets	(3,739)	(27,078)	(30,817)
Total collateral received (pledged) (b)	-	(27,078)	(27,078)
Net amount (c)	(3,739)	-	(3,739)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Portfolio
	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	1,651	-	1,651
	1,651	-	1,651
Liabilities
Centrally cleared credit default swap contracts (b)	-	94,307	94,307
Forward foreign currency exchange contracts	8,840	-	8,840
Total liabilities	8,840	94,307	103,147
Total financial and derivative net assets	(7,189)	(94,307)	(101,496)
Total collateral received (pledged) (c)	-	(94,307)	(94,307)
Net amount (d)	(7,189)	-	(7,189)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Portfolios | Annual Report 2019	131

Notes to Financial Statements  (continued)
January 31, 2019
Columbia Capital Allocation Moderate Aggressive Portfolio
	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	1,155	-	1,155
Liabilities
Centrally cleared credit default swap contracts (b)	-	149,425	149,425
Forward foreign currency exchange contracts	6,202	-	6,202
Total liabilities	6,202	149,425	155,627
Total financial and derivative net assets	(5,047)	(149,425)	(154,472)
Total collateral received (pledged) (c)	-	(149,425)	(149,425)
Net amount (d)	(5,047)	-	(5,047)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Aggressive Portfolio
	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	1,364	-	1,364
Liabilities
Centrally cleared credit default swap contracts (b)	-	29,303	29,303
Forward foreign currency exchange contracts	7,322	-	7,322
Total liabilities	7,322	29,303	36,625
Total financial and derivative net assets	(5,958)	(29,303)	(35,261)
Total collateral received (pledged) (c)	-	(29,303)	(29,303)
Net amount (d)	(5,958)	-	(5,958)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
132	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trusts are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their ordinary income, capital gain net income and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid quarterly for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio. Distributions from net investment income, if any, are declared and paid annually for Columbia Capital Allocation Aggressive Portfolio. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trusts’ organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Capital Allocation Portfolios | Annual Report 2019	133

Notes to Financial Statements  (continued)
January 31, 2019
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Funds have entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in Columbia proprietary funds (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.12% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.57% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay a management services fee (or investment advisory services fee, as applicable), exchange-traded funds, derivatives and individual securities.
The effective management services fee rates, based on each Fund’s average daily net assets for the year ended January 31, 2019 were as follows:
Effective management services fee rate (%)
Columbia Capital Allocation Conservative Portfolio	0.11
Columbia Capital Allocation Moderate Conservative Portfolio	0.10
Columbia Capital Allocation Moderate Portfolio	0.07
Columbia Capital Allocation Moderate Aggressive Portfolio	0.11
Columbia Capital Allocation Aggressive Portfolio	0.08
134	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended January 31, 2019, the Funds’ effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class K (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.10	0.10	0.10	0.10	0.07	0.02	0.009 (a)	0.09	—
Columbia Capital Allocation Moderate Conservative Portfolio	0.09	0.09	0.09	0.09	0.06	0.02	—	0.09	—
Columbia Capital Allocation Moderate Portfolio	0.08	0.08	0.08	0.08	0.07	0.02	0.006 (a)	0.08	—
Columbia Capital Allocation Moderate Aggressive Portfolio	0.11	0.11	0.11	0.11	0.06	0.01	—	0.11	0.11
Columbia Capital Allocation Aggressive Portfolio	0.09	0.09	0.09	0.09	0.07	0.02	0.007 (a)	0.09	—

Columbia Capital Allocation Portfolios | Annual Report 2019	135

Notes to Financial Statements  (continued)
January 31, 2019
(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended January 31, 2019, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	—
Columbia Capital Allocation Moderate Conservative Portfolio	100
Columbia Capital Allocation Moderate Portfolio	100
Columbia Capital Allocation Moderate Aggressive Portfolio	8,836
Columbia Capital Allocation Aggressive Portfolio	120
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of each Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day each Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Funds have entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors.
Under the Plans, each Fund pays a monthly fee to the Distributor at the annual rates of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, up to 1.00% of each Fund’s average daily net assets attributable to Class C shares and up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio).
For Class C shares of the Funds, of 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:
Fund	Class C ($)
Columbia Capital Allocation Conservative Portfolio	285,000
Columbia Capital Allocation Moderate Conservative Portfolio	473,000
Columbia Capital Allocation Moderate Portfolio	1,650,000
Columbia Capital Allocation Moderate Aggressive Portfolio	1,215,000
Columbia Capital Allocation Aggressive Portfolio	255,000
These amounts are based on the most recent information available as of December 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.
136	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
Shareholder services fees
Columbia Capital Allocation Moderate Aggressive Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended January 31, 2019, if any, are as follows:
Fund	Class A ($)	Class C ($)	Class V ($)
Columbia Capital Allocation Conservative Portfolio	125,936	4,722	—
Columbia Capital Allocation Moderate Conservative Portfolio	366,212	6,065	—
Columbia Capital Allocation Moderate Portfolio	1,580,326	19,533	—
Columbia Capital Allocation Moderate Aggressive Portfolio	1,709,784	17,098	5,900
Columbia Capital Allocation Aggressive Portfolio	1,060,930	10,608	—
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	June 1, 2018 through May 31, 2019
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.49	0.24	1.24	0.24	0.22	0.17	0.74	N/A
Columbia Capital Allocation Moderate Conservative Portfolio	0.50	0.25	1.25	0.25	0.24	0.19	0.75	N/A
Columbia Capital Allocation Moderate Portfolio	0.47	0.22	1.22	0.22	0.21	0.17	0.72	N/A
Columbia Capital Allocation Moderate Aggressive Portfolio	0.50	0.25	1.25	0.25	0.21	0.16	0.75	0.50
Columbia Capital Allocation Aggressive Portfolio	0.50	0.25	1.25	0.25	0.24	0.18	0.75	N/A

	Prior to June 1, 2018
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.49	0.24	1.24	0.24	0.235	0.185	0.74	N/A
Columbia Capital Allocation Moderate Conservative Portfolio	0.49	0.24	1.24	0.24	0.235	0.185	0.74	N/A
Columbia Capital Allocation Moderate Portfolio	0.47	0.22	1.22	0.22	0.215	0.165	0.72	N/A
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	0.26	1.26	0.26	0.235	0.185	0.76	0.51
Columbia Capital Allocation Aggressive Portfolio	0.51	0.26	1.26	0.26	0.235	0.185	0.76	N/A
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. Each
Columbia Capital Allocation Portfolios | Annual Report 2019	137

Notes to Financial Statements  (continued)
January 31, 2019
Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Funds. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Capital Allocation Conservative Portfolio	204,896	(204,896)	—
Columbia Capital Allocation Moderate Conservative Portfolio	831,540	(831,540)	—
Columbia Capital Allocation Moderate Portfolio	4,108,875	(4,108,875)	—
Columbia Capital Allocation Moderate Aggressive Portfolio	7,040,436	(7,040,436)	—
Columbia Capital Allocation Aggressive Portfolio	3,417,104	(3,417,104)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended January 31, 2019			Year Ended January 31, 2018
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	5,114,129	5,216,910	10,331,039	5,276,563	238,125	5,514,688
Columbia Capital Allocation Moderate Conservative Portfolio	13,307,649	22,414,599	35,722,248	13,127,567	11,629,590	24,757,157
Columbia Capital Allocation Moderate Portfolio	39,275,629	64,672,473	103,948,102	35,210,863	64,277,288	99,488,151
Columbia Capital Allocation Moderate Aggressive Portfolio	52,808,296	127,705,985	180,514,281	51,258,055	104,329,187	155,587,242
Columbia Capital Allocation Aggressive Portfolio	17,121,047	48,593,896	65,714,943	14,814,073	38,635,635	53,449,708
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	122,256	148,838	—	(3,590,913)
Columbia Capital Allocation Moderate Conservative Portfolio	610,941	3,614,661	—	(4,545,551)
Columbia Capital Allocation Moderate Portfolio	1,775,399	19,998,556	—	18,982,181
Columbia Capital Allocation Moderate Aggressive Portfolio	2,131,179	44,684,583	—	55,991,009
Columbia Capital Allocation Aggressive Portfolio	327,790	22,723,214	—	25,164,582
138	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
At January 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	228,223,756	2,944,925	(6,535,838)	(3,590,913)
Columbia Capital Allocation Moderate Conservative Portfolio	524,205,093	10,919,653	(15,465,204)	(4,545,551)
Columbia Capital Allocation Moderate Portfolio	1,440,679,449	56,671,499	(37,689,318)	18,982,181
Columbia Capital Allocation Moderate Aggressive Portfolio	1,919,609,910	105,276,918	(49,285,909)	55,991,009
Columbia Capital Allocation Aggressive Portfolio	669,420,506	41,575,671	(16,411,089)	25,164,582
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended January 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Capital Allocation Conservative Portfolio	44,141,558	64,308,768
Columbia Capital Allocation Moderate Conservative Portfolio	102,295,046	154,872,649
Columbia Capital Allocation Moderate Portfolio	280,558,524	341,412,441
Columbia Capital Allocation Moderate Aggressive Portfolio	329,795,702	459,351,352
Columbia Capital Allocation Aggressive Portfolio	132,697,340	137,711,512
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Capital Allocation Portfolios | Annual Report 2019	139

Notes to Financial Statements  (continued)
January 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended January 31, 2019.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended January 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At January 31, 2019, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
The number of accounts and aggregate percentages of shares outstanding held therein were as follows:
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Capital Allocation Conservative Portfolio	—	—	77.1
Columbia Capital Allocation Moderate Conservative Portfolio	—	—	78.9
Columbia Capital Allocation Moderate Portfolio	—	—	89.0
Columbia Capital Allocation Moderate Aggressive Portfolio	1	12.7	58.3
Columbia Capital Allocation Aggressive Portfolio	—	—	87.8
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and
140	Columbia Capital Allocation Portfolios | Annual Report 2019

Notes to Financial Statements  (continued)
January 31, 2019
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Capital Allocation Portfolios | Annual Report 2019	141

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio (two of the funds constituting Columbia Funds Series Trust, hereafter collectively referred to as the "Funds") as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio (three of the funds constituting Columbia Funds Series Trust II, hereafter collectively referred to as the "Funds") as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the
142	Columbia Capital Allocation Portfolios | Annual Report 2019

Report of Independent Registered Public Accounting Firm  (continued)
financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Capital Allocation Portfolios | Annual Report 2019	143

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended January 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Capital Allocation Conservative Portfolio	18.06%	11.33%	$2,025,772	$44,711	$0.0019	$520,878	$0.02
Columbia Capital Allocation Moderate Conservative Portfolio	21.56%	14.80%	$14,249,183	$140,732	$0.0028	$1,452,212	$0.03
Columbia Capital Allocation Moderate Portfolio	24.11%	17.93%	$44,211,435	$476,272	$0.0035	$3,581,516	$0.03
Columbia Capital Allocation Moderate Aggressive Portfolio	28.58%	21.84%	$100,153,776	$764,301	$0.0045	$4,524,877	$0.03
Columbia Capital Allocation Aggressive Portfolio	41.10%	31.23%	$42,199,483	$339,240	$0.0058	$1,758,806	$0.03
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
144	Columbia Capital Allocation Portfolios | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Capital Allocation Portfolios | Annual Report 2019	145

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
146	Columbia Capital Allocation Portfolios | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
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TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
148	Columbia Capital Allocation Portfolios | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Capital Allocation Portfolios | Annual Report 2019	149

Additional information
The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
150	Columbia Capital Allocation Portfolios | Annual Report 2019

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Columbia Capital Allocation Portfolios
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to
columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN124_01_J01_(03/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$55,000	$52,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended January 31, 2019 and January 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$14,700	$14,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended January 31, 2019 and January 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended January 31, 2019 and January 31, 2018 are approximately as follows:

2019	2018
$239,700	$239,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date  March 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date  March 22, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date  March 22, 2019